UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2016 through September 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | September 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PSRAX
                        Class C     PSRCX
                        Class K     STRKX
                        Class R     STIRX
                        Class Y     STRYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                   visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          94

Notes to Financial Statements                                                103

Report of Independent Registered Public Accounting Firm                      122

Additional Information                                                       123

Trustees, Officers and Service Providers                                     125

                       Pioneer Strategic Income Fund | Annual Report | 9/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, have returned 14.23% year-to-date through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, have held their own, led by high-yield securities, which produced a year-to-date return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index has returned 3.14% since the start of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of 3.1% in the second quarter. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite some pressure from wage increases. In addition, as the economy continues to grow and we begin to see a modest upturn in inflation, we believe the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/17 3

Portfolio Management Discussion | 9/30/17

In a fixed-income market that generated modest overall results, securities offering yield advantages over Treasuries produced relatively stronger performance during the 12-month period ended September 30, 2017. In the following interview, Kenneth J. Taubes, Andrew Feltus, and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer of U.S. Investment Management, Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"); Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer; and Mr. Melchreit, Deputy Head of Fixed Income, U.S., Director of Multi-Sector Fixed Income, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the daily management of the Fund.

Q How did the Fund perform during the 12-month period ended September 30, 2017?

A Pioneer Strategic Income Fund's Class A shares returned 3.90% at net asset value during the 12-month period ended September 30, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 0.96%. During the same period, the average return of the 320 mutual funds in Lipper's Multi-Sector Income Funds category was 4.98%, and the average return of the 325 mutual funds in Morningstar's Multisector Bond Funds category was 4.80%.

Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2017?

A In a relatively uneventful year for the economy, fixed-income securities produced modest results. Interest rates tended to move higher during the period, with yields of shorter-maturity securities rising more than yields of longer-maturity debt. The U.S. Federal Reserve (the Fed) raised the key federal funds rate three different times over the 12-month period, thus heavily influencing short-term rates. Two-year Treasury yields, for example, rose by 72 basis points (bps), or 0.72%, while 10-year Treasury yield rose by 74 bps (0.74%), and 30-year Treasury yields rose by just 55 bps (0.55%). This so-called flattening of the yield curve, which charts the yield differences between shorter- and longer-maturity debt, drove outperformance by longer-maturity issues during the period and suggested market expectations of low inflationary pressures.

4 Pioneer Strategic Income Fund | Annual Report | 9/30/17

The U.S. economy as a whole continued to expand modestly during the 12 months, with steady, but unspectacular growth in labor markets. The Fed's three rate hikes during the period were actually fewer than most observers anticipated, an indication that the U.S. central bank had not yet begun to worry about rising inflation. However, the rate hikes were a clear sign that the Fed was becoming less accommodative than it had been for the past several years, a stance cemented late in the 12-month period when the Fed announced its intention to gradually reduce its balance sheet by decreasing its holdings of government debt, including Treasuries and government-agency mortgages.

The persistence of a steadily growing economy in a low-inflation setting was one of two major influences on the behavior of the capital markets during the period, including the bond market. The second major influence was the November 2016 U.S. elections, which resulted in the election of Republican Donald Trump as president and the continued control of both houses of Congress by the Republican Party. The election results appeared to trigger increased investor demand for credit-sensitive assets, from bank loans to corporate high-yield bonds to emerging markets securities, all of which carried yield advantages over Treasuries.

Within the fixed-income markets, as the credit-sensitive sectors gained, Treasuries in general lagged, with the total return on the 10-year Treasury falling into negative territory for the full 12-month period. In general, lower-quality debt outperformed higher-quality debt. High-yield corporate bonds, for example, rose by 9.06% over the 12 months, with lower-tier CCC-rated bonds outperforming all higher-rated debt. Emerging markets corporate bonds and emerging markets sovereigns also performed well, while investment-grade corporates and mortgage-backed securities (MBS), too, produced positive returns.

Elsewhere around the globe, Asia's economy and the emerging markets generally benefited from a major stimulus package by China's central government in 2016. Japan's economy also improved and confidence started rising, while the European economy proved stronger than earlier expectations. All of those factors helped drive the global rally in riskier assets during the period, including equities and credit-sensitive fixed-income securities.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/17 5

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended September 30, 2017?

A The Fund outperformed its benchmark during the period, with the primary contributions to relative performance coming from our emphasis on holding credit-sensitive debt in the portfolio, and from good security selection among credit-sensitive issues, including high-yield and investment-grade corporate bonds. The greater focus in the portfolio on domestic high-yield corporate bonds, particularly debt issued by energy companies, was of particular benefit to the Fund's relative performance. Among the energy bonds that did well for the Fund during the period were securities issued by Rowan Drilling, exploration-and-production company Continental Resources, and two pipeline operators, Kinder Morgan and Williams.

     The Fund's overweighting of high-yield industrial bonds and investment-grade financials also helped benchmark-relative returns, particularly investments in the subordinated debt of some European banking institutions, which had a notable positive impact on performance as the European economy improved during the period.

     Consistent with the Fund's greater exposure to credit-sensitive debt, the portfolio was substantially underweight to Treasuries during the period, as fixed-rated (nominal) Treasuries accounted for less than 1% of the Fund's total investment portfolio as of period-end, while the Bloomberg Barclays Index had a 30% Treasury weighting. In addition, the Fund did have a roughly 3% allocation to Treasury Inflation Protected Securities (TIPS), which outperformed nominal Treasuries during the period.

     During a period in which interest rates moved higher, the Fund's shorter-than-benchmark duration positioning, combined with its underweighting of securities with maturities in the two- to five-year range, had a positive influence on relative results. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund's duration was about 1.25 years shorter than that of the Bloomberg Barclays Index, both at the beginning and at the end of the fiscal year, although earlier in 2017 that number had dropped to 0.60 years shorter than the benchmark before climbing back up before period-end.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/17

     During the period, we maintained several allocations in the portfolio to asset classes that are not components of the benchmark, including non-agency MBS, floating-rate bank loans, and event-linked (insurance-linked) securities, including so-called catastrophe bonds. The non-benchmark allocations benefited the Fund's relative returns. With regard to the portfolio's allocation to catastrophe bonds, after aiding the Fund's benchmark-relative performance for much of the fiscal year, the asset class struggled significantly over the last several weeks of the period, returning -6.80% in late August and September. The late-period slump was attributable to the two major earthquakes that hit Mexico as well as the three significant hurricanes that made landfall in the United States and the Caribbean, which caused significant damage and generated numerous insurance claims. Over the full 12-month period, however, the catastrophe bonds were a positive factor in the Fund's benchmark-relative results.

     One final contributor to performance during the period was the Fund's currency positioning, as the U.S. dollar (USD) lost value against some foreign currencies. While the Bloomberg Barclays Index has a 100% allocation to the USD, the Fund averaged an allocation of about 3% to 4% of its total investment portfolio to assets denominated in foreign currencies.

     On the negative side, the Fund did see some disappointing results during the period from a few security selections. Notable detractors from benchmark-relative returns in the portfolio included positions in high-yield bonds issued by Unity, a telecommunication services company that leases landlines to telecommunications providers, and bank loans issued to Concordia, a pharmaceutical company that announced disappointing financial results.

Q Did the Fund have any investments in derivative securities during the 12-month period ended September 30, 2017?

A Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit default swaps, and forward foreign currency contracts ("currency forwards"). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a positive impact on the Fund's results. We used the investments in credit default swaps in an effort to manage the Fund's exposure to credit-sensitive sectors; the swaps contributed positively to relative returns.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/17 7

     The Fund's exposure to currency forwards was a technique used to help manage the risks in the portfolio's non-USD currencies, but the tactic had a slightly negative impact on benchmark-relative results.

Q Did the Fund's distributions (or yield) to shareholders change during the 12-month period ended September 30, 2017?

A Yes, the Fund's dividend yield did decline slightly over the 12 months as we reduced credit-risk exposure in the portfolio and lowered its weighting in high-yield corporate bonds, replacing them with securities paying lower dividends*.

Q    What is your investment outlook?

A We expect the domestic economy to continue to grow at a modest pace. Up until now, neither political nor governmental actions have affected the economy's expansion, either positively or negatively. However, further government de-regulation of the business environment and the possibility of tax reform legislation becoming a reality could potentially help accelerate economic growth. The major threat to the outlook is that the Fed becomes more aggressive in tightening monetary policy, which could restrain growth. However, the Fed has thus far acted with restraint, and other major central banks, including the European Central Bank and the Bank of Japan, have remained more accommodative. Meanwhile, the upcoming Communist Party Congress in China will clarify future Chinese monetary policy.

     As of period-end, risky assets appear expensive. Although the fundamental backdrop for high-yield bonds remains supportive, high-yield bond prices are high by historical standards, and investment-grade debt in the United States tends to trade above par (face) value. In the past year, credit-sensitive securities have shown remarkable resilience, but the fear remains that the market could become complacent, which could lead to a retreat in bond prices in the credit sectors.

     While the Fund remains overweighted in securities with credit risk, we have noticeably reduced the portfolio's credit exposure. For example, as the Fund's fiscal year progressed and high-yield bonds outperformed, we reduced the portfolio's exposure to below-investment-grade debt by roughly 7% from the start of the fiscal year in September 2016.

* Dividends are not guaranteed.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/17

     Going forward, we intend to remain vigilant and to be prepared to adjust the Fund's credit exposure in the event market and economic conditions change. As always, we focus on credit research when picking the Fund's investments by examining the fundamentals and risks of each individual security.

Please refer to the Schedule of Investments on pages 20-93 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/17 9

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Portfolio Summary | 9/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 26.9%
U.S. Corporate Bonds                                                       25.6%
International Corporate Bonds                                              16.2%
Collateralized Mortgage Obligations                                        14.7%
Senior Secured Loans                                                        7.4%
Foreign Government Bonds                                                    3.3%
Asset Backed Securities                                                     2.4%
Municipal Bonds                                                             1.3%
Convertible Preferred Stocks                                                1.3%
Convertible Corporate Bonds                                                 0.5%
Temporary Cash Investment                                                   0.3%
U.S. Preferred Stocks                                                       0.1%
Warrants                                                                    0.0%+
International Common Stocks                                                 0.0%+
International Preferred Stocks                                              0.0%+
U.S. Common Stocks                                                          0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance-linked securities totaling 2.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  2.03%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.13
--------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 10/5/17                                           0.83
--------------------------------------------------------------------------------
 4. International Bank for Reconstruction & Development, 3.5%, 1/22/21     0.72
--------------------------------------------------------------------------------
 5. Wells Fargo & Co., 7.5% (Perpetual)                                    0.72
--------------------------------------------------------------------------------
 6. New Zealand Government Bond, 5.5%, 4/15/23                             0.66
--------------------------------------------------------------------------------
 7. Bank of America Corp., 7.25%, (Perpetual)                              0.53
--------------------------------------------------------------------------------
 8. International Finance Corp., 6.3%, 11/25/24                            0.52
--------------------------------------------------------------------------------
 9. Fannie Mae, 5.0%, 11/1/44                                              0.47
--------------------------------------------------------------------------------
10. Electricite de France SA, 6.0%, 1/22/14 (144A)                         0.45
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 11

Prices and Distributions | 9/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      9/30/17                           9/30/16
--------------------------------------------------------------------------------
          A                          $10.82                            $10.76
--------------------------------------------------------------------------------
          C                          $10.59                            $10.53
--------------------------------------------------------------------------------
          K                          $10.84                            $10.78
--------------------------------------------------------------------------------
          R                          $11.00                            $10.93
--------------------------------------------------------------------------------
          Y                          $10.82                            $10.76
--------------------------------------------------------------------------------

Distributions per Share: 9/30/16-9/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Short-Term       Long-Term       Tax Return
         Class       Dividends     Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------
          A           $0.3367         $     --         $   --         $0.0153
--------------------------------------------------------------------------------
          C           $0.2589         $     --         $   --         $0.0153
--------------------------------------------------------------------------------
          K           $0.3845         $     --         $   --         $0.0153
--------------------------------------------------------------------------------
          R           $0.2986         $     --         $   --         $0.0153
--------------------------------------------------------------------------------
          Y           $0.3703         $     --         $   --         $0.0153
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Performance Update | 9/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
               Net       Public     Barclays
               Asset     Offering   U.S.
               Value     Price      Universal
Period         (NAV)     (POP)      Index
--------------------------------------------------------------------------------
10 years       5.91%       5.43%    4.56%
5 years        3.68        2.72     2.53
1 year         3.90       -0.80     0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic   Bloomberg Barclays
                    Income Fund         U.S. Universal Index
9/07                $ 9,550             $10,000
9/08                $ 9,482             $10,232
9/09                $10,969             $11,349
9/10                $12,427             $12,361
9/11                $12,676             $12,951
9/12                $14,158             $13,786
9/13                $14,425             $13,648
9/14                $15,370             $14,248
9/15                $15,185             $14,580
9/16                $16,324             $15,472
9/17                $16,961             $15,620

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 13

Performance Update | 9/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    U.S.
               If        If         Universal
Period         Held      Redeemed   Index
--------------------------------------------------------------------------------
10 years       5.18%     5.18%      4.56%
5 years        2.97      2.97       2.53
1 year         3.23      3.23       0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic   Bloomberg Barclays
                    Income Fund         U.S. Universal Index
9/07                $10,000             $10,000
9/08                $ 9,850             $10,232
9/09                $11,314             $11,349
9/10                $12,738             $12,361
9/11                $12,907             $12,951
9/12                $14,323             $13,786
9/13                $14,482             $13,648
9/14                $15,317             $14,248
9/15                $15,026             $14,580
9/16                $16,060             $15,472
9/17                $16,578             $15,620

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Performance Update | 9/30/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                               Bloomberg
               Net             Barclays
               Asset           U.S.
               Value           Universal
Period         (NAV)           Index
--------------------------------------------------------------------------------
10 years       6.14%           4.56%
5 years        4.12            2.53
1 year         4.36            0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Strategic   Bloomberg Barclays
                   Income Fund         U.S. Universal Index
9/07               $5,000,000          $5,000,000
9/08               $4,962,863          $5,116,185
9/09               $5,741,632          $5,674,508
9/10               $6,504,762          $6,180,425
9/11               $6,635,092          $6,475,424
9/12               $7,410,899          $6,892,798
9/13               $7,585,454          $6,824,123
9/14               $8,106,283          $7,123,873
9/15               $8,050,573          $7,290,161
9/16               $8,691,299          $7,735,754
9/17               $9,069,995          $7,810,187

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 15

Performance Update | 9/30/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                               Bloomberg
               Net             Barclays
               Asset           U.S.
               Value           Universal
Period         (NAV)           Index
--------------------------------------------------------------------------------
10 years       5.59%           4.56%
5 years        3.32            2.53
1 year         3.57            0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Strategic   Bloomberg Barclays
                   Income Fund         U.S. Universal Index
9/07               $10,000             $10,000
9/08               $ 9,908             $10,232
9/09               $11,439             $11,349
9/10               $12,934             $12,361
9/11               $13,146             $12,951
9/12               $14,637             $13,786
9/13               $14,869             $13,648
9/14               $15,767             $14,248
9/15               $15,525             $14,580
9/16               $16,638             $15,472
9/17               $17,232             $15,620

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Performance Update | 9/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                              Bloomberg
               Net            Barclays
               Asset          U.S.
               Value          Universal
Period         (NAV)          Index
--------------------------------------------------------------------------------
10 years       6.27%          4.56%
5 years        3.98           2.53
1 year         4.23           0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Strategic   Bloomberg Barclays
                Income Fund         U.S. Universal Index
9/07            $5,000,000          $5,000,000
9/08            $4,986,318          $5,116,185
9/09            $5,789,563          $5,674,508
9/10            $6,585,798          $6,180,425
9/11            $6,741,052          $6,475,424
9/12            $7,553,527          $6,892,798
9/13            $7,712,145          $6,824,123
9/14            $8,234,939          $7,123,873
9/15            $8,168,359          $7,290,161
9/16            $8,808,881          $7,735,754
9/17            $9,181,317          $7,810,187

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2017, through September 30, 2017.

-----------------------------------------------------------------------------------------------------
Share Class                  A                C               K                R               Y
-----------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00        $1,000.00        $1,000.00        $1,000.00       $1,000.00
Value on 4/1/17
-----------------------------------------------------------------------------------------------------
Ending Account           $1,026.48        $1,023.50        $1,028.79        $1,025.34       $1,028.21
Value (after expenses)
on 9/30/17
-----------------------------------------------------------------------------------------------------
Expenses Paid            $    5.38        $    8.72        $    3.15        $    7.16       $    3.76
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.72%, 0.62%, 1.41% and 0.74% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2017, through September 30, 2017.

-----------------------------------------------------------------------------------------------------
Share Class                  A                C               K                R                Y
-----------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00        $1,000.00        $1,000.00        $1,000.00       $1,000.00
Value on 4/1/17
-----------------------------------------------------------------------------------------------------
Ending Account           $1,019.75        $1,016.44        $1,021.96        $1,018.00       $1,021.36
Value (after expenses)
on 9/30/17
-----------------------------------------------------------------------------------------------------
Expenses Paid            $    5.37        $    8.69        $    3.14        $    7.13       $    3.75
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.72%, 0.62%, 1.41% and 0.74% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 19

Schedule of Investments | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            UNAFFILIATED ISSUERS -- 98.0%
                                            CONVERTIBLE CORPORATE BONDS -- 0.5%
                                            CAPITAL GOODS -- 0.1%
                                            Construction & Engineering -- 0.1%
       3,873,000                            Dycom Industries, Inc., 0.75%, 9/15/21         $       4,400,696
------------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.0%+
       4,641,000                            General Cable Corp., 4.5%,
                                            11/15/29 (Step)                                $       4,118,888
                                                                                           -----------------
                                            Total Capital Goods                            $       8,519,584
------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Health Care Equipment -- 0.1%
       3,855,000                            Wright Medical Group, Inc., 2.0%, 2/15/20      $       4,165,809
                                                                                           -----------------
                                            Total Health Care Equipment & Services         $       4,165,809
------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.1%
                                            Pharmaceuticals -- 0.1%
       2,235,000                            Jazz Investments I, Ltd., 1.875%, 8/15/21      $       2,353,734
       3,000,000                            The Medicines Co., 2.75%, 7/15/23                      3,153,750
                                                                                           -----------------
                                                                                           $       5,507,484
                                                                                           -----------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                  $       5,507,484
------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.2%
                                            Internet Software & Services -- 0.2%
       9,885,000                            WebMD Health Corp., 2.625%, 6/15/23            $       9,885,000
------------------------------------------------------------------------------------------------------------
                                            Application Software -- 0.0%+
       3,780,000                            Synchronoss Technologies, Inc.,
                                            0.75%, 8/15/19                                 $       3,217,725
                                                                                           -----------------
                                            Total Software & Services                      $      13,102,725
------------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $30,275,869)                             $      31,295,602
------------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 0.1%
                                            TRANSPORTATION -- 0.0%+
                                            Air Freight & Logistics -- 0.0%+
           2,313                            CEVA Group Plc, 12/31/14 (d)*                  $       1,041,052
                                                                                           -----------------
                                            Total Transportation                           $       1,041,052
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.0%+
                                            Consumer Finance -- 0.0%+
         126,788        7.10    3M LIBOR+   GMAC Capital Trust I, Floating Rate
                                578.5bps    Note, 2/15/40                                  $       3,347,203
                                                                                           -----------------
                                            Total Diversified Financials                   $       3,347,203
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.1%
                                            Diversified REIT -- 0.1%
           3,250                            Firstar Realty LLC, 8.875%,
                                            (Perpetual) (144A)                             $       4,005,625
                                                                                           -----------------
                                            Total Real Estate                              $       4,005,625
------------------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $9,087,241)                              $       8,393,880
------------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED STOCKS -- 1.2%
                                            BANKS -- 1.2%
                                            Diversified Banks -- 1.2%
          23,644                            Bank of America Corp., 7.25%, (Perpetual)      $      30,771,957
          31,645                            Wells Fargo & Co., 7.5% (Perpetual)                   41,613,175
                                                                                           -----------------
                                                                                           $      72,385,132
                                                                                           -----------------
                                            Total Banks                                    $      72,385,132
------------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE PREFERRED STOCKS
                                            (Cost $64,530,879)                             $      72,385,132
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                                            COMMON STOCKS -- 0.1%
                                            ENERGY -- 0.1%
                                            Oil & Gas Exploration & Production -- 0.1%
       9,565,478                            Ascent CNR Corp. Class A (c)                   $       2,056,578
          19,684                            Frontera Energy Corp.                                    688,940
             301                            SilverBow Resources, Inc.                                  7,390
                                                                                           -----------------
                                                                                           $       2,752,908
------------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.0%+
             290                            Alpha Natural Resources Holdings, Inc.         $           1,160
       1,880,020                            ANR, Inc. (n)                                                  2
             225                            Contura Energy, Inc.                                      13,338
                                                                                           -----------------
                                                                                           $          14,500
                                                                                           -----------------
                                            Total Energy                                   $       2,767,408
------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.0%+
                                            Steel -- 0.0%+
             290                            ANR, Inc. (Class C)                            $           3,770
                                                                                           -----------------
                                            Total Materials                                $           3,770
------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.0%+
                                            Industrial Machinery -- 0.0%+
         185,819                            Liberty Tire Recycling LLC (c)                 $           1,858
                                                                                           -----------------
                                            Total Capital Goods                            $           1,858
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 21

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
                   Interest    Index +
Shares             Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.0%+
                                            Air Freight & Logistics -- 0.0%+
           1,069                            CEVA Group Plc*                                $         480,915
                                                                                           -----------------
                                            Total Transportation                           $         480,915
------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.0%+
                                            Homebuilding -- 0.0%+
       1,018,282                            Desarrolladora Homex SAB de CV*                $          54,250
                                                                                           -----------------
                                            Total Consumer Durables & Apparel              $          54,250
------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.0%+
                                            Computer & Electronics Retail -- 0.0%+
         111,548                            Targus Cayman SubCo., Ltd. (c)                 $         219,750
                                                                                           -----------------
                                            Total Retailing                                $         219,750
------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.0%+
                                            Diversified Real Estate Activities -- 0.0%+
          42,589                            Five Point Holdings LLC                        $         580,914
                                                                                           -----------------
                                            Total Real Estate                              $         580,914
------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $7,533,155)                              $       4,108,865
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount ($) (j)
------------------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 2.3%
                                            ENERGY -- 0.0%+
                                            Oil & Gas Exploration & Production -- 0.0%+
         749,930                            AXIS Equipment Finance Receivables IV
                                            LLC, 4.67%, 3/20/22 (144A)                     $         746,542
                                                                                           -----------------
                                            Total Energy                                   $         746,542
------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.1%
                                            Hotels, Resorts & Cruise Lines -- 0.1%
       3,318,144                            Westgate Resorts 2014-1 LLC, 3.25%,
                                            12/20/26 (144A)                                $       3,325,575
       1,939,004                            Westgate Resorts 2015-1 LLC, 2.75%,
                                            5/20/27 (144A)                                         1,943,770
                                                                                           -----------------
                                                                                           $       5,269,345
                                                                                           -----------------
                                            Total Consumer Services                        $       5,269,345
------------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.1%
                                            Food Retail -- 0.1%
       6,546,410                            CKE Restaurant Holdings, Inc., 4.474%,
                                            3/20/43 (144A)                                 $       6,596,308
                                                                                           -----------------
                                            Total Food & Staples Retailing                 $       6,596,308
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            BANKS -- 1.7%
                                            Thrifts & Mortgage Finance -- 1.7%
       2,195,740                            Ajax Mortgage Loan Trust 2016-B, 4.0%,
                                            9/25/65 (Step) (144A)                          $       2,192,398
       6,613,000                            Applebee's Funding LLC/ IHOP Funding
                                            LLC, 4.277%, 9/5/44 (144A)                             6,473,748
         575,000                            Ascentium Equipment Receivables 2016-2
                                            Trust, 6.79%, 10/10/24 (144A)                            603,318
       1,399,981                            Axis Equipment Finance Receivables III
                                            LLC, 4.05%, 5/20/20 (144A)                             1,363,153
       3,070,000                            Conn Funding II LP, 5.11%, 2/15/20 (144A)              3,090,428
         414,203                            Conn's Receivables Funding 2016-B LLC,
                                            3.73%, 10/15/18 (144A)                                   414,506
       1,432,752        4.15   3M LIBOR+    Drug Royalty II LP 2, Floating Rate Note,
                               285bps       7/15/23 (144A)                                         1,446,536
         230,666                            Drug Royalty III LP 1, 3.6%, 4/15/27 (144A)              229,727
       1,800,000                            DT Auto Owner Trust 2015-1, 4.26%,
                                            2/15/22 (144A)                                         1,823,479
       1,750,000                            Elm 2016-1 Trust, 4.163%,
                                            6/20/25 (144A)                                         1,787,188
       2,000,000                            Engs Commercial Finance Trust 2016-1,
                                            5.22%, 1/22/24 (144A)                                  1,967,921
       5,500,000                            Four Seas LP, 5.927%, 8/28/27 (144A)                   5,500,000
          95,887                            GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    94,449
       1,613,475                            GMAT 2013-1 Trust, 6.9669%,
                                            8/25/53 (Step)                                         1,615,961
         955,333        5.87                Gold Key Resorts 2014-A LLC, Floating
                                            Rate Note, 5/17/31 (144A)                                954,570
          40,502        1.59   1M LIBOR+    GreenPoint Home Equity Loan Trust 2004-2,
                               36bps        Floating Rate Note, 1/15/30                               40,268
      12,972,000                            HOA Funding LLC, 4.846%, 8/22/44 (144A)               12,135,565
       3,496,592                            Icon Brand Holdings LLC, 4.229%,
                                            1/26/43 (144A)                                         3,334,577
       1,500,000                            Kabbage Asset Securitization LLC, 4.571%,
                                            3/15/22 (144A)                                         1,537,185
         100,000                            Leaf Receivables Funding 12 LLC, 4.47%,
                                            7/15/22 (144A)                                           101,378
       2,700,000                            Leaf Receivables Funding 12 LLC, 5.99%,
                                            9/15/24 (144A)                                         2,741,810
       3,606,257                            Nations Equipment Finance Funding II
                                            LLC, 3.276%, 1/22/19 (144A)                            3,607,115
       2,500,000                            Nationstar HECM Loan Trust 2017-1,
                                            4.7036%, 5/25/27 (144A)                                2,529,688
       3,140,000        3.97                Nationstar HECM Loan Trust 2017-2,
                                            Variable Rate Note, 9/25/27 (144A)                     3,139,996
       1,150,000                            NextGear Floorplan Master Owner Trust,
                                            2.61%, 10/15/19 (144A)                                 1,150,306

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 23

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,450,000                            Oxford Finance Funding 2016-1 LLC,
                                            3.968%, 6/17/24 (144A)                         $       1,464,073
       1,098,516                            RAMP Series 2004-RS1 Trust, 5.48854%,
                                            1/25/34 (Step)                                           961,261
       5,883,042                            RCO Mortgage LLC 2017-1, 3.375%,
                                            8/25/22 (Step) (144A)                                  5,890,726
       2,714,268                            SCF Equipment Trust 2016-1 LLC, 3.62%,
                                            11/20/21 (144A)                                        2,723,316
         247,354        6.55                Security National Mortgage Loan Trust
                                            2007-1, Variable Rate Note, 4/25/37 (144A)               246,733
         113,243                            Skopos Auto Receivables Trust 2015-1,
                                            3.1%, 12/15/23 (144A)                                    113,282
       2,963,750                            STORE Master Funding I LLC, 3.75%,
                                            4/20/45 (144A)                                         3,040,971
         134,330        1.44   1M LIBOR+    Structured Asset Investment Loan Trust
                               20bps        2006-1, Floating Rate Note, 1/25/36                      134,219
       1,940,000                            Tidewater Sales Finance Master Trust
                                            Series 2017-A, 6.56%, 5/15/21 (144A)                   1,937,181
       2,400,000        2.93   1M LIBOR+    Trafigura Securitisation Finance Plc 2017-1,
                               170bps       Floating Rate Note, 12/15/20 (144A)                    2,413,402
       1,841,955        2.94   1M LIBOR+    Truman Capital Mortgage Loan Trust,
                               170bps       Floating Rate Note, 1/25/34                            1,838,220
         731,845        1.49   1M LIBOR+    Truman Capital Mortgage Loan Trust,
                               26bps        Floating Rate Note, 3/25/36 (144A)                       706,000
       4,640,471                            VOLT LVIII LLC, 3.375%, 5/28/47
                                            (Step) (144A)                                          4,669,470
         303,525                            VOLT XIX LLC, 3.875%, 4/26/55
                                            (Step) (144A)                                            303,633
       2,214,975                            VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)              2,219,022
       4,204,955                            Westgate Resorts 2016-1 LLC, 4.5%,
                                            12/20/28 (144A)                                        4,251,672
       1,062,603                            Westgate Resorts 2017-1 LLC, 4.05%,
                                            12/20/30 (144A)                                        1,068,285
       3,100,000                            WRG Debt Funding II LLC, 4.458%,
                                            3/15/26 (144A)                                         3,099,967
       3,500,000                            WRG Debt Funding II LLC, 5.926%,
                                            3/15/26 (144A)                                         3,499,971
                                                                                           -----------------
                                                                                           $     100,456,674
                                                                                           -----------------
                                            Total Banks                                    $     100,456,674
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.2%
                                            Other Diversified Financial Services -- 0.1%
         329,263                            Sierra Timeshare 2012-3 Receivables
                                            Funding LLC, 1.87%, 8/20/29 (144A)             $         329,208
       4,400,000                            Spirit Master Funding LLC, 4.6291%,
                                            1/20/45 (144A)                                         4,527,882
                                                                                           -----------------
                                                                                           $       4,857,090
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       5,604,063                            Domino's Pizza Master Issuer LLC,
                                            3.484%, 10/25/45 (144A)                        $       5,662,681
       1,374,496                            JG Wentworth XXII LLC, 3.82%,
                                            12/15/48 (144A)                                        1,395,845
                                                                                           -----------------
                                                                                           $       7,058,526
------------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.0%+
       1,200,000                            Engs Commercial Finance Trust 2015-1,
                                            4.5%, 12/22/22 (144A)                          $       1,194,617
                                                                                           -----------------
                                            Total Diversified Financials                   $      13,110,233
------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.2%
                                            Wireless Telecommunication Services -- 0.2%
       9,950,000        3.87                Small Business Administration Participation
                                            Certificates, Floating Rate Note,
                                            10/15/49 (144A)                                $      10,089,359
                                                                                           -----------------
                                            Total Telecommunication Services               $      10,089,359
------------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $136,645,502)                            $     136,268,461
------------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 14.4%
                                            BANKS -- 13.8%
                                            Diversified Banks -- 0.0%+
       1,885,726        5.48                CSFB Mortgage-Backed Pass-Through
                                            Certificates Series 2003-17, Variable
                                            Rate Note, 6/25/33                             $       1,452,312
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 13.7%
       7,789,482        3.50                Agate Bay Mortgage Trust 2013-1, Variable
                                            Rate Note, 7/25/43 (144A)                      $       7,903,582
       7,294,776        3.50                Agate Bay Mortgage Trust 2015-1, Variable
                                            Rate Note, 1/25/45 (144A)                              7,401,630
       5,829,021        3.50                Agate Bay Mortgage Trust 2015-5, Variable
                                            Rate Note, 7/25/45 (144A)                              5,914,404
       2,500,000                            American Homes 4 Rent 2014-SFR2
                                            Trust, 5.149%, 10/17/36 (144A)                         2,732,790
       5,000,000                            American Homes 4 Rent 2014-SFR3
                                            Trust, 4.596%, 12/18/36 (144A)                         5,347,084
       4,100,000                            American Homes 4 Rent 2014-SFR3
                                            Trust, 5.04%, 12/18/36 (144A)                          4,459,311
       2,950,000                            American Homes 4 Rent 2015-SFR1,
                                            4.11%, 4/18/52 (144A)                                  3,065,316
       1,054,000        4.83                B2R Mortgage Trust 2015-1, Variable Rate
                                            Note, 5/15/48 (144A)                                   1,044,170
       3,500,000                            Banc of America Commercial Mortgage
                                            Trust 2017-BNK3, 3.574%, 2/15/50                       3,625,024
      13,962,221                            Bayview Commercial Asset Trust 2007-2,
                                            7/27/37 (Step) (144A) (d) (f)                                  1

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 25

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       4,470,000        4.00                Bayview Opportunity Master Fund IVa
                                            Trust 2017-SPL5, Variable Rate Note,
                                            6/28/57 (144A)                                 $       4,707,150
       2,950,000        4.50                Bayview Opportunity Master Fund IVa
                                            Trust 2017-SPL5, Variable Rate Note,
                                            6/28/57 (144A)                                         3,133,296
       3,891,894        4.00                Bayview Opportunity Master Fund IVb
                                            Trust 2017-SPL2, Variable Rate Note,
                                            6/28/54 (144A)                                         4,055,545
       1,700,000        4.25                Bayview Opportunity Master Fund IVb
                                            Trust 2017-SPL3, Variable Rate Note,
                                            11/28/53 (144A)                                        1,778,035
       1,700,000        4.75                Bayview Opportunity Master Fund IVb
                                            Trust 2017-SPL3, Variable Rate Note,
                                            11/28/53 (144A)                                        1,797,750
       1,500,000        5.67                CCRESG Commercial Mortgage Trust
                                            2016-HEAT, Variable Rate Note,
                                            4/10/29 (144A)                                         1,520,587
       2,500,000        5.67                CCRESG Commercial Mortgage Trust
                                            2016-HEAT, Variable Rate Note,
                                            4/12/29 (144A)                                         2,444,008
         458,211        4.33   1M LIBOR+    CGWF Commercial Mortgage Trust
                               310bps       2013-RKWH REMICS, Floating Rate Note,
                                            11/15/30 (144A)                                          457,400
       6,250,216        3.75                Chase Mortgage Trust 2016-2, Variable
                                            Rate Note, 2/25/44 (144A)                              6,259,999
       1,141,400        3.24   1M LIBOR+    CIM Trust 2015-4AG, Floating Rate Note,
                               200bps       11/25/57 (144A)                                        1,141,763
       4,181,115                            Citigroup Commercial Mortgage Trust
                                            2015-GC27 REMICS, 3.137%, 2/10/48                      4,212,290
       1,450,000                            Citigroup Commercial Mortgage Trust
                                            2016-SMPL, 4.509%, 9/10/31                             1,480,280
       2,340,088        3.53                Citigroup Mortgage Loan Trust 2013-J1
                                            REMICS, Variable Rate Note,
                                            10/25/43 (144A)                                        2,299,786
       5,426,148                            Colony American Finance 2015-1, Ltd.,
                                            2.896%, 10/18/47 (144A)                                5,458,506
       4,000,000                            Colony American Finance 2016-1, Ltd.,
                                            5.972%, 6/15/48 (Step) (144A)                          4,206,068
         815,039        4.43   1M LIBOR+    Colony American Homes 2014-2 REMICS,
                               320bps       Floating Rate Note, 7/17/31 (144A)                       817,896
       1,900,000                            COMM 2012-CCRE2 Mortgage Trust
                                            REMICS, 3.791%, 8/17/45                                1,983,975
       3,421,622                            COMM 2012-CCRE4 Mortgage Trust,
                                            3.251%, 10/17/45                                       3,467,344
       2,531,000        5.34                COMM 2013-CCRE11 Mortgage Trust,
                                            Variable Rate Note, 8/12/50 (144A)                     2,677,295

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       8,000,000                            COMM 2013-LC6 Mortgage Trust,
                                            2.941%, 1/10/46                                $       8,113,785
       3,161,098        3.18   1M LIBOR+    COMM 2014-FL4 Mortgage Trust, Floating
                               195bps       Rate Note, 7/15/31 (144A)                              3,187,338
       7,500,000        3.81                COMM 2015-CCRE23 Mortgage Trust,
                                            Variable Rate Note, 5/12/48 (144A)                     7,380,326
       1,000,000        4.70                COMM 2015-CCRE25 Mortgage Trust,
                                            Variable Rate Note, 8/12/48                            1,049,590
       7,000,000                            COMM 2015-CCRE26 Mortgage Trust
                                            REMICS, 3.63%, 10/13/48                                7,279,335
       5,600,000                            Commercial Mortgage Pass Through
                                            Certificates, 2.822%, 10/17/45                         5,668,883
       5,150,000        3.74                CSAIL 2015-C4 Commercial Mortgage
                                            Trust REMICS, Variable Rate Note, 11/15/48             4,506,057
       3,000,000                            CSAIL 2016-C6 Commercial Mortgage
                                            Trust, 3.0898%, 1/15/49                                2,992,081
       2,600,000                            CSAIL 2016-C7 Commercial Mortgage
                                            Trust, 3.502%, 11/15/49                                2,670,165
      11,354,991        3.50                CSMC 2017-HL1 Trust, Variable Rate
                                            Note, 6/25/47 (144A)                                  11,578,094
       5,228,659        3.31                CSMC Trust 2013-6, Variable Rate Note,
                                            8/25/43 (144A)                                         5,071,863
       3,068,459        3.59                CSMC Trust 2013-7, Variable Rate Note,
                                            8/25/43 (144A)                                         2,903,880
       2,567,708        3.47                CSMC Trust 2013-IVR1, Variable Rate
                                            Note, 3/25/43 (144A)                                   2,533,251
       2,881,933        3.48                CSMC Trust 2013-IVR4, Variable Rate
                                            Note, 7/25/43 (144A)                                   2,820,811
       2,736,260        3.82                CSMC Trust 2014-IVR2, Variable Rate
                                            Note, 4/25/44 (144A)                                   2,694,774
       3,857,798        3.50                CSMC Trust 2014-IVR3 REMICS, Variable
                                            Rate Note, 7/25/44 (144A)                              3,903,235
       4,373,257        3.74                CSMC Trust 2014-OAK1, Variable Rate
                                            Note, 11/25/44 (144A)                                  4,304,406
       2,516,757        3.92                CSMC Trust 2014-WIN1, Variable Rate
                                            Note, 9/25/44 (144A)                                   2,533,534
         850,749        3.95                CSMC Trust 2015-1, Variable Rate Note,
                                            1/25/45 (144A)                                           835,329
       2,767,653        3.50                CSMC Trust 2015-2, Variable Rate Note,
                                            2/25/45 (144A)                                         2,813,383
       2,625,781        3.94                CSMC Trust 2015-2, Variable Rate Note,
                                            2/25/45 (144A)                                         2,610,578
       4,038,929        3.94                CSMC Trust 2015-2, Variable Rate Note,
                                            2/25/45 (144A)                                         3,804,602
       2,128,211        3.94                CSMC Trust 2015-3, Variable Rate Note,
                                            3/25/45 (144A)                                         2,016,156

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 27

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,158,634        3.50                CSMC Trust 2015-WIN1, Variable Rate
                                            Note, 12/25/44 (144A)                          $       2,196,998
       4,082,453        3.87                CSMC Trust 2015-WIN1, Variable Rate
                                            Note, 12/25/44 (144A)                                  3,992,382
       2,872,735        3.89                CSMLT 2015-1 Trust, Variable Rate Note,
                                            5/25/45 (144A)                                         2,825,343
       2,644,633        3.91                CSMLT 2015-2 Trust, Variable Rate Note,
                                            8/25/45 (144A)                                         2,140,521
       8,965,506        3.50                CSMLT 2015-2 Trust, Variable Rate Note,
                                            8/28/45 (144A)                                         9,150,065
       5,749,945        3.48                EverBank Mortgage Loan Trust REMICS,
                                            Variable Rate Note, 4/25/43 (144A)                     5,802,736
       5,283,512        2.50                EverBank Mortgage Loan Trust, Variable
                                            Rate Note, 4/25/43 (144A)                              5,155,550
      14,635,580        3.50                Flagstar Mortgage Trust 2017-1, Variable
                                            Rate Note, 3/25/47 (144A)                             14,895,698
       7,116,533        3.50                Galton Funding Mortgage Trust 2017-1,
                                            Variable Rate Note, 7/25/56 (144A)                     7,232,757
         232,836                            Global Mortgage Securitization, Ltd.,
                                            5.25%, 11/25/32 (144A)                                   107,675
       2,214,686                            Global Mortgage Securitization, Ltd.,
                                            5.25%, 4/25/32 (144A)                                  2,187,089
         963,479                            Global Mortgage Securitization, Ltd.,
                                            5.25%, 4/25/32 (144A)                                    914,152
       4,500,000                            GS Mortgage Securities Corp. II, 3.682%,
                                            2/10/46 (144A)                                         4,605,075
       2,500,000        5.01   1M LIBOR+    Home Partners of America 2016-2 Trust,
                               378bps       Floating Rate Note, 10/17/33 (144A)                    2,582,111
         800,000        3.88   1M LIBOR+    Home Partners of America 2017-1 Trust,
                               265bps       Floating Rate Note, 7/17/34 (144A)                       812,682
       3,700,000        4.78   1M LIBOR+    Hospitality 2017-HIT Mortgage Trust,
                               355bps       Floating Rate Note, 5/8/30 (144A)                      3,702,227
      10,144,736        3.28                Irvine Core Office Trust 2013-IRV, Floating
                                            Rate Note, 5/15/48 (144A)                             10,386,116
       4,307,000                            JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2011-C5, 4.1712%, 8/15/46             4,558,337
       4,000,000        3.98                JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2012-C8, Variable Rate
                                            Note, 10/17/45 (144A)                                  4,141,808
       4,800,000        2.58   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               135bps       Securities Trust 2014-FL5, Floating Rate
                                            Note, 7/15/31 (144A)                                   4,828,061
       3,523,322        3.50                JP Morgan Mortgage Trust 2013-2, Variable
                                            Rate Note, 5/25/43 (144A)                              3,596,952
       3,607,411        3.75                JP Morgan Mortgage Trust 2014-1 REMICS,
                                            Variable Rate Note, 1/25/44 (144A)                     3,463,789
       2,877,045        3.50                JP Morgan Mortgage Trust 2014-1 REMICS,
                                            Variable Rate Note, 1/25/44 (144A)                     2,922,784

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,154,754        3.92                JP Morgan Mortgage Trust 2014-1 REMICS,
                                            Variable Rate Note, 1/25/44 (144A)             $       1,192,735
       1,215,000        3.43                JP Morgan Mortgage Trust 2014-2, Variable
                                            Rate Note, 6/25/29 (144A)                              1,167,919
       2,237,243        3.01                JP Morgan Mortgage Trust 2014-5 REMICS,
                                            Variable Rate Note, 10/25/29 (144A)                    2,117,706
       2,605,015        3.01                JP Morgan Mortgage Trust 2014-IVR3,
                                            Variable Rate Note, 9/26/44 (144A)                     2,616,282
       4,136,862        4.05                JP Morgan Mortgage Trust 2014-OAK4,
                                            Variable Rate Note, 9/25/44 (144A)                     4,214,723
       1,993,031        3.50                JP Morgan Mortgage Trust 2015-4, Variable
                                            Rate Note, 6/26/45 (144A)                              2,033,436
      14,060,542        3.00                JP Morgan Mortgage Trust 2015-4, Variable
                                            Rate Note, 6/26/45 (144A)                             13,443,920
       2,380,554        2.68                JP Morgan Mortgage Trust 2016-2 REMICS,
                                            Variable Rate Note, 6/25/46 (144A)                     2,274,201
       1,741,602        2.68                JP Morgan Mortgage Trust 2016-2, Variable
                                            Rate Note, 6/25/46 (144A)                              1,723,157
       2,926,311        2.68                JP Morgan Mortgage Trust 2016-2, Variable
                                            Rate Note, 6/25/46 (144A)                              2,821,329
       2,014,667        2.68                JP Morgan Mortgage Trust 2016-2, Variable
                                            Rate Note, 6/25/46 (144A)                              1,921,092
      11,662,465        3.50                JP Morgan Mortgage Trust 2016-3, Variable
                                            Rate Note, 10/25/46 (144A)                            11,891,609
       1,809,298        3.38                JP Morgan Mortgage Trust 2016-3, Variable
                                            Rate Note, 10/25/46 (144A)                             1,822,559
      11,684,661        3.50                JP Morgan Mortgage Trust 2016-4, Variable
                                            Rate Note, 10/25/46 (144A)                            11,797,395
      10,058,549        3.50                JP Morgan Mortgage Trust 2017-1, Variable
                                            Rate Note, 1/25/47 (144A)                             10,161,881
       7,149,950        3.50                JP Morgan Mortgage Trust 2017-1, Variable
                                            Rate Note, 1/25/47 (144A)                              7,285,964
       3,270,000        3.50                JP Morgan Mortgage Trust 2017-1, Variable
                                            Rate Note, 1/25/47 (144A)                              3,302,397
       5,563,865        3.50                JP Morgan Mortgage Trust 2017-2, Variable
                                            Rate Note, 5/25/47 (144A)                              5,669,707
       5,458,838        3.76                JP Morgan Mortgage Trust 2017-2, Variable
                                            Rate Note, 5/25/47 (144A)                              5,475,214
      15,168,619        3.50                JP Morgan Mortgage Trust 2017-3, Variable
                                            Rate Note, 8/25/47 (144A)                             15,296,005
       6,549,403        2.61                JP Morgan Mortgage Trust, Variable Rate
                                            Note, 12/25/46 (144A)                                  6,561,516
       7,725,213        2.61                JP Morgan Mortgage Trust, Variable Rate
                                            Note, 12/25/46 (144A)                                  7,689,909
       2,197,710        3.69                JP Morgan Trust 2015-3 REMICS, Variable
                                            Rate Note, 5/25/45 (144A)                              2,076,836

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 29

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,900,000        2.86                JP Morgan Trust 2015-5, Variable Rate
                                            Note, 5/25/45 (144A)                           $       1,809,493
       7,477,334        3.50                JP Morgan Trust 2015-6, Variable Rate
                                            Note, 10/25/45 (144A)                                  7,538,671
       2,800,000                            JPMBB Commercial Mortgage Securities
                                            Trust 2014-C22 REMICS, 3.8012%, 9/15/47                2,946,449
       8,000,000                            JPMBB Commercial Mortgage Securities
                                            Trust 2015-C30, 3.8218%, 7/15/48                       8,419,966
       2,770,000        3.20                JPMCC Re-REMIC Trust 2014-FRR1,
                                            Variable Rate Note, 4/27/44 (144A)                     2,766,441
       5,000,000                            JPMDB Commercial Mortgage Securities
                                            Trust 2016-C4, 3.1413%, 12/15/49                       5,021,214
       1,869,144                            La Hipotecaria El Salvadorian Mortgage
                                            Trust 2016-1, 3.3575%, 1/15/46 (144A)                  1,916,577
         945,261        2.88   PNMR+        La Hipotecaria Panamanian Mortgage
                               -300bps      Trust 2010-1, Floating Rate Note,
                                            9/8/39 (144A)                                            973,619
         243,674        5.53                LB-UBS Commercial Mortgage Trust
                                            2007-C1, Variable Rate Note, 2/15/40                     243,521
         139,768        1.46   1M LIBOR+    Lehman Brothers Small Balance
                               22bps        Commercial Mortgage Trust 2006-1,
                                            Floating Rate Note, 4/25/31 (144A)                       138,878
       8,410,000        3.33                LSTAR Commercial Mortgage Trust 2015-3,
                                            Variable Rate Note, 4/20/48 (144A)                     8,391,868
       7,840,000        3.25                Mill City Mortgage Loan Trust 2017-2,
                                            Variable Rate Note, 8/25/56 (144A)                     7,906,650
       3,125,000        3.25                Mill City Mortgage Loan Trust 2017-3,
                                            Variable Rate Note, 2/25/58 (144A)                     3,143,250
       4,765,000        3.25                Mill City Mortgage Loan Trust 2017-3,
                                            Variable Rate Note, 2/25/58 (144A)                     4,649,221
       3,337,000        4.99                Morgan Stanley Bank of America Merrill
                                            Lynch Trust 2014-C14, Variable Rate
                                            Note, 2/15/47                                          3,554,760
       3,350,000                            Morgan Stanley Capital I Trust 2014-150E
                                            REMICS, 4.012%, 9/10/32 (144A)                         3,523,893
       3,000,000        3.43   1M LIBOR+    Morgan Stanley Capital I Trust 2015-XLF1,
                               220bps       Floating Rate Note, 8/14/31 (144A)                     3,011,875
       4,200,000        3.00                Morgan Stanley Capital I Trust 2016-BNK2,
                                            Variable Rate Note, 11/15/49 (144A)                    3,348,841
       4,100,000                            Morgan Stanley Capital I Trust 2016-UBS9,
                                            3.0%, 3/15/49 (144A)                                   3,271,716
       5,310,961        2.97                Morgan Stanley Residential Mortgage Loan
                                            Trust 2014-1, Variable Rate Note,
                                            6/25/44 (144A)                                         5,223,149
       1,740,348        2.97                Morgan Stanley Residential Mortgage Loan
                                            Trust 2014-1, Variable Rate Note,
                                            6/25/44 (144A)                                         1,698,450

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,900,579        2.97                Morgan Stanley Residential Mortgage
                                            Loan Trust 2014-1, Variable Rate Note,
                                            6/25/44 (144A)                                 $       2,807,164
       2,564,000        2.97                Morgan Stanley Residential Mortgage
                                            Loan Trust 2014-1, Variable Rate Note,
                                            6/25/44 (144A)                                         2,474,823
       3,672,887        4.00                New Residential Mortgage Loan Trust
                                            2017-2, Variable Rate Note,
                                            3/25/57 (144A)                                         3,839,459
       7,664,851        4.00                New Residential Mortgage Loan Trust
                                            2017-2, Variable Rate Note,
                                            3/25/57 (144A)                                         7,960,005
       4,487,525        3.31                NRP Mortgage Trust 2013-1, Variable Rate
                                            Note, 7/25/43 (144A)                                   4,292,403
       1,579,512        3.89                Oaks Mortgage Trust Series 2015-2,
                                            Variable Rate Note, 10/25/45 (144A)                    1,467,533
       2,500,000                            Progress Residential 2015-SFR2 Trust,
                                            3.684%, 6/14/32 (144A)                                 2,525,694
         700,000                            Progress Residential 2017-SFR1 Trust,
                                            3.316%, 8/17/34 (144A)                                   700,334
       2,600,000                            Progress Residential 2017-SFR1 Trust,
                                            4.261%, 8/17/34 (144A)                                 2,598,888
          75,226                            RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                75,241
       3,295,957        2.64   1M LIBOR+    RESI Finance LP, Floating Rate Note,
                               140bps       9/10/35 (144A)                                         3,034,983
       5,984,612        2.50                Sequoia Mortgage Trust 2012-6, Variable
                                            Rate Note, 12/26/42                                    5,771,973
       3,041,970        3.67                Sequoia Mortgage Trust 2013-11 REMICS,
                                            Variable Rate Note, 9/25/43 (144A)                     2,996,767
       4,424,578        1.87                Sequoia Mortgage Trust 2013-2, Variable
                                            Rate Note, 2/25/43                                     4,197,644
       7,905,887        2.00                Sequoia Mortgage Trust 2013-3, Variable
                                            Rate Note, 3/25/43                                     7,572,615
       1,880,154        2.33                Sequoia Mortgage Trust 2013-4 REMICS,
                                            Variable Rate Note, 4/27/43                            1,805,596
       6,301,547        2.50                Sequoia Mortgage Trust 2013-4, Variable
                                            Rate Note, 4/27/43                                     6,126,490
       4,984,958        2.50                Sequoia Mortgage Trust 2013-5 REMICS,
                                            Variable Rate Note, 5/25/43 (144A)                     4,857,996
      12,382,256        3.00                Sequoia Mortgage Trust 2013-5 REMICS,
                                            Variable Rate Note, 5/25/43 (144A)                    12,299,543
       4,798,865        3.52                Sequoia Mortgage Trust 2013-5, Variable
                                            Rate Note, 5/25/43 (144A)                              4,789,829
      12,061,515        2.50                Sequoia Mortgage Trust 2013-6, Variable
                                            Rate Note, 5/26/43                                    11,752,716
       4,357,142        3.00                Sequoia Mortgage Trust 2013-7, Variable
                                            Rate Note, 6/25/43                                     4,360,545

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 31

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,514,149        2.25                Sequoia Mortgage Trust 2013-8, Variable
                                            Rate Note, 6/25/43                             $       1,465,768
       5,165,974        3.00                Sequoia Mortgage Trust 2013-8, Variable
                                            Rate Note, 6/25/43                                     5,143,482
       2,009,575                            Sequoia Mortgage Trust 2013-9, 3.5%,
                                            7/27/43 (144A)                                         2,013,892
       3,841,541                            Sequoia Mortgage Trust 2013-9, 3.5%,
                                            7/27/43 (144A)                                         3,822,384
       4,868,114                            Sequoia Mortgage Trust 2013-9, 3.5%,
                                            7/27/43 (144A)                                         4,787,808
       5,386,431        4.00                Sequoia Mortgage Trust 2014-1 REMICS,
                                            Variable Rate Note, 4/25/44 (144A)                     5,563,714
       3,482,586        3.50                Sequoia Mortgage Trust 2015-2, Variable
                                            Rate Note, 5/25/45 (144A)                              3,548,835
       3,122,583        3.75                Sequoia Mortgage Trust 2015-2, Variable
                                            Rate Note, 5/25/45 (144A)                              3,040,484
       9,534,631        3.50                Sequoia Mortgage Trust 2015-3, Variable
                                            Rate Note, 7/25/45 (144A)                              9,714,149
       7,243,226        3.50                Sequoia Mortgage Trust 2017-1, Variable
                                            Rate Note, 2/25/47 (144A)                              7,381,014
       3,838,058        3.50                Sequoia Mortgage Trust 2017-2, Variable
                                            Rate Note, 3/25/47 (144A)                              3,941,294
       7,244,335        3.50                Sequoia Mortgage Trust 2017-2, Variable
                                            Rate Note, 3/25/47 (144A)                              7,318,756
       4,068,893        3.50                Sequoia Mortgage Trust 2017-3, Variable
                                            Rate Note, 4/25/47 (144A)                              4,110,692
       3,461,397        3.85                Sequoia Mortgage Trust 2017-3, Variable
                                            Rate Note, 4/25/47 (144A)                              3,554,960
       2,858,930        3.50                Sequoia Mortgage Trust 2017-4, Variable
                                            Rate Note, 7/25/47 (144A)                              2,913,985
       3,481,185        3.98                Sequoia Mortgage Trust 2017-4, Variable
                                            Rate Note, 7/25/47 (144A)                              3,558,947
       3,097,324        3.75                SGR Residential Mortgage Trust 2016-1,
                                            Variable Rate Note, 11/25/46 (144A)                    3,154,575
       3,099,001        3.84                Shellpoint Co-Originator Trust 2015-1,
                                            Variable Rate Note, 8/25/45 (144A)                     2,993,879
       7,642,770        3.50                Shellpoint Co-Originator Trust 2016-1,
                                            Variable Rate Note, 11/25/46 (144A)                    7,742,929
      10,096,152        3.50                Shellpoint Co-Originator Trust 2017-1,
                                            Variable Rate Note, 4/25/44 (144A)                    10,199,870
       9,000,000                            Toro Mortgage Funding Trust Series
                                            2017-RJ1, 4.0%, 4/25/74                                9,067,500
       9,702,000        4.00                Towd Point Mortgage Trust 2015-3 REMICS,
                                            Variable Rate Note, 3/25/54 (144A)                     9,860,452
       9,375,000        3.75                Towd Point Mortgage Trust 2015-6,
                                            Variable Rate Note, 4/25/55 (144A)                     9,743,958
       2,175,000        3.50                Towd Point Mortgage Trust 2016-1 REMICS,
                                            Variable Rate Note, 2/25/55 (144A)                     2,163,524

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       5,600,000        3.00                Towd Point Mortgage Trust 2016-2, Variable
                                            Rate Note, 8/25/55 (144A)                      $       5,488,828
       3,100,000        4.00                Towd Point Mortgage Trust 2016-3, Variable
                                            Rate Note, 8/25/55 (144A)                              3,082,744
       1,900,000        3.00                Towd Point Mortgage Trust 2016-4, Variable
                                            Rate Note, 7/25/56 (144A)                              1,906,908
       8,200,000        3.50                Towd Point Mortgage Trust 2017-1, Variable
                                            Rate Note, 10/25/56 (144A)                             8,418,621
      15,340,000        3.25                Towd Point Mortgage Trust 2017-2, Variable
                                            Rate Note, 4/25/57 (144A)                             15,561,256
       1,320,010        2.75                Towd Point Mortgage Trust 2017-4, Variable
                                            Rate Note, 6/25/57 (144A)                              1,326,024
       2,274,000        5.88                Velocity Commercial Capital Loan Trust
                                            2015-1, Variable Rate Note,
                                            6/25/45 (144A)                                         2,325,515
       4,225,000                            Wells Fargo Commercial Mortgage Trust
                                            2010-C1, 4.0%, 11/18/43 (144A)                         3,650,704
       3,525,000                            Wells Fargo Commercial Mortgage Trust
                                            2014-LC16 REMICS, 2.819%, 8/15/50                      3,567,413
       7,000,000                            Wells Fargo Commercial Mortgage Trust
                                            2014-LC16 REMICS, 3.477%, 8/15/50                      7,294,600
       6,195,365        3.91                WinWater Mortgage Loan Trust 2014-1,
                                            Variable Rate Note, 6/20/44 (144A)                     6,226,833
       2,692,231        3.91                WinWater Mortgage Loan Trust 2014-1,
                                            Variable Rate Note, 6/20/44 (144A)                     2,672,263
         866,277        3.91                WinWater Mortgage Loan Trust 2015-1
                                            REMICS, Variable Rate Note,
                                            1/20/45 (144A)                                           813,782
       5,709,772        3.00                WinWater Mortgage Loan Trust 2015-2,
                                            Variable Rate Note, 2/20/45 (144A)                     5,746,352
      10,726,914        3.50                WinWater Mortgage Loan Trust 2015-4,
                                            Variable Rate Note, 6/20/45 (144A)                    10,934,324
       1,634,354        3.76                WinWater Mortgage Loan Trust 2015-4,
                                            Variable Rate Note, 6/20/45 (144A)                     1,612,614
       4,402,445        3.87                WinWater Mortgage Loan Trust 2016-1,
                                            Variable Rate Note, 1/20/46 (144A)                     4,463,946
       3,883,317        3.50                WinWater Mortgage Loan Trust 2016-1,
                                            Variable Rate Note, 1/22/46 (144A)                     3,945,053
                                                                                           -----------------
                                                                                           $     809,073,515
                                                                                           -----------------
                                            Total Banks                                    $     810,525,827
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.0%+
                                            Other Diversified Financial Services -- 0.0%+
       1,450,000        3.38   1M LIBOR+    Colony American Homes 2014-1 REMICS,
                               215bps       Floating Rate Note, 5/17/31 (144A)             $       1,455,523

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 33

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- (continued)
         622,723        5.13                JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2005-LDP4, Variable
                                            Rate Note, 10/15/42                            $         620,936
                                                                                           -----------------
                                                                                           $       2,076,459
                                                                                           -----------------
                                            Total Diversified Financials                   $       2,076,459
------------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 0.7%
                                            Government -- 0.7%
       1,492,378                            Federal National Mortgage Association
                                            REMICS, 4.5%, 6/25/29                          $       1,587,598
       4,728,300                            Freddie Mac Whole Loan Securities
                                            Trust 2015-SC01, 3.5%, 5/25/45                         4,793,394
       3,108,030                            Freddie Mac Whole Loan Securities Trust,
                                            3.5%, 5/25/47                                          3,153,329
       4,160,000        5.37                FREMF Mortgage Trust 2010-K9 REMICS,
                                            Variable Rate Note, 9/25/45 (144A)                     4,459,909
       5,000,000        3.87                FREMF Mortgage Trust 2012-K709, Variable
                                            Rate Note, 4/25/45 (144A)                              5,099,636
       4,536,000        3.71                FREMF Mortgage Trust 2015-K45 REMICS,
                                            Variable Rate Note, 4/25/48 (144A)                     4,329,784
       2,000,000        4.06                FREMF Mortgage Trust 2016-K52 REMICS,
                                            Variable Rate Note, 1/25/49 (144A)                     2,038,828
       3,661,000        3.94                FREMF Mortgage Trust Class B, Variable
                                            Rate Note, 6/25/47 (144A)                              3,739,671
       3,831,945                            Government National Mortgage Association,
                                            3.0%, 4/20/41                                          3,892,645
       4,731,815                            Government National Mortgage Association,
                                            4.5%, 9/20/39                                          5,080,704
                                                                                           -----------------
                                                                                           $      38,175,498
                                                                                           -----------------
                                            Total Government                               $      38,175,498
------------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $848,526,312)                            $     850,777,784
------------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 40.6%
                                            ENERGY -- 6.0%
                                            Oil & Gas Drilling -- 0.2%
      15,897,000                            Rowan Companies, Inc., 5.85%, 1/15/44          $      12,638,115
------------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- 0.6%
       5,020,000                            Nostrum Oil & Gas Finance BV, 8.0%,
                                            7/25/22 (144A)                                 $       5,238,591
       6,225,000                            Petrobras Global Finance BV,
                                            7.375%, 1/17/27                                        6,853,725
      16,555,000                            Petroleos Mexicanos, 3.5%, 1/30/23                    16,316,608
       3,540,000                            Petroleos Mexicanos, 6.5%,
                                            3/13/27 (144A)                                         3,923,134

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- (continued)
MXN   14,965,000                            Petroleos Mexicanos, 7.19%,
                                            9/12/24 (144A)                                 $         751,250
ARS   22,175,000                            YPF SA, 16.5%, 5/9/22 (144A)                           1,203,578
       4,020,000                            YPF SA, 6.95%, 7/21/27 (144A)                          4,261,200
                                                                                           -----------------
                                                                                           $      38,548,086
------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.1%
       5,785,000                            Antero Resources Corp., 5.125%, 12/1/22 $              5,915,162
       2,350,000                            Antero Resources Corp., 5.625%, 6/1/23                 2,449,875
      10,579,000                            Canadian Natural Resources, Ltd.,
                                            6.25%, 3/15/38                                        12,702,587
       4,536,000                            Canadian Natural Resources, Ltd.,
                                            6.75%, 2/1/39                                          5,546,664
       3,013,000                            Cobalt International Energy, Inc., 10.75%,
                                            12/1/21 (144A)                                         2,922,610
       8,696,000                            Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)             8,793,830
       1,075,000                            MEG Energy Corp., 6.5%, 1/15/25 (144A)                 1,049,469
       6,125,000                            Newfield Exploration Co., 5.625%, 7/1/24               6,569,062
       2,860,000                            Noble Energy, Inc., 5.625%, 5/1/21                     2,945,800
       6,690,000                            PDC Energy, Inc., 7.75%, 10/15/22                      6,965,962
       4,815,000                            Sanchez Energy Corp., 6.125%, 1/15/23                  4,116,825
       1,025,000                            Sanchez Energy Corp., 7.75%, 6/15/21                     971,188
       1,325,000                            SM Energy Co., 6.5%, 1/1/23                            1,334,938
       2,135,000                            SM Energy Company, 6.125%, 11/15/22                    2,140,338
                                                                                           -----------------
                                                                                           $      64,424,310
------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.6%
       9,480,000                            Andeavor, 5.375%, 10/1/22                      $       9,762,176
       7,108,000                            Calumet Specialty Products Partners LP,
                                            6.5%, 4/15/21                                          6,943,628
      10,465,000                            EnLink Midstream Partners LP, 4.4%, 4/1/24            10,813,108
       4,905,000                            Valero Energy Corp., 6.625%, 6/15/37                   6,188,791
                                                                                           -----------------
                                                                                           $      33,707,703
------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 3.5%
      19,158,000                            Boardwalk Pipelines LP, 4.95%, 12/15/24        $      20,389,350
       2,000,000                            Boardwalk Pipelines LP, 5.95%, 6/1/26                  2,237,250
       7,115,000                            Cheniere Energy Partners LP, 5.25%,
                                            10/1/25 (144A)                                         7,275,088
       4,290,000                            DCP Midstream Operating LP, 9.75%,
                                            3/15/19 (144A)                                         4,686,825
       8,470,000                            Enable Midstream Partners LP,
                                            3.9%, 5/15/24                                          8,515,249
       7,140,000                            Enable Midstream Partners LP,
                                            4.4%, 3/15/27                                          7,262,181
       1,075,000                            Energy Transfer Equity LP, 5.5%, 6/1/27                1,131,438

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 35

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- (continued)
       5,845,000                            Energy Transfer Equity LP, 5.875%, 1/15/24     $       6,276,069
       3,683,000        4.88   3M LIBOR+    Enterprise Products Operating LLC, Variable
                               370.75bps    Rate Note, 8/1/66                                      3,684,842
      19,498,000                            Kinder Morgan, Inc. Delaware,
                                            5.05%, 2/15/46                                        19,948,061
       8,785,000                            Kinder Morgan, Inc. Delaware,
                                            5.55%, 6/1/45                                          9,465,128
       2,400,000                            MPLX LP, 4.125%, 3/1/27                                2,443,626
      17,410,000                            MPLX LP, 4.875%, 12/1/24                              18,760,363
       9,425,000                            ONEOK, Inc., 6.875%, 9/30/28                          10,968,626
       4,010,000                            ONEOK, Inc., 7.5%, 9/1/23                              4,799,128
      17,750,000                            Plains All American Pipeline LP,
                                            4.65%, 10/15/25                                       18,279,328
       7,260,000                            Sabine Pass Liquefaction LLC,
                                            5.0%, 3/15/27                                          7,743,370
       2,670,000                            Sabine Pass Liquefaction LLC,
                                            5.625%, 2/1/21                                         2,889,652
       3,400,000                            Sabine Pass Liquefaction LLC,
                                            5.625%, 3/1/25                                         3,750,659
       2,140,000                            Spectra Energy Capital LLC,
                                            6.75%, 7/15/18                                         2,209,312
       6,000,000                            Sunoco Logistics Partners Operations LP,
                                            5.4%, 10/1/47                                          6,103,279
       3,715,000                            Sunoco Logistics Partners Operations LP,
                                            6.1%, 2/15/42                                          3,988,841
       9,220,000                            Targa Resources Partners LP,
                                            4.125%, 11/15/19                                       9,312,200
       8,175,000                            The Williams Companies, Inc.,
                                            7.5%, 1/15/31                                          9,810,000
       8,690,000                            The Williams Companies, Inc.,
                                            7.75%, 6/15/31                                        10,579,206
       5,660,000                            Williams Partners LP, 5.1%, 9/15/45                    5,949,180
                                                                                           -----------------
                                                                                           $     208,458,251
                                                                                           -----------------
                                            Total Energy                                   $     357,776,465
------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 2.0%
                                            Commodity Chemicals -- 0.1%
       1,995,000                            NOVA Chemicals Corp., 4.875%,
                                            6/1/24 (144A)                                  $       2,019,938
       4,005,000                            NOVA Chemicals Corp., 5.0%,
                                            5/1/25 (144A)                                          4,065,075
                                                                                           -----------------
                                                                                           $       6,085,013
------------------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- 0.1%
       6,600,000                            CF Industries, Inc., 3.45%, 6/1/23             $       6,517,500
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.4%
      22,250,000                            Agrium, Inc., 5.25%, 1/15/45                   $      25,497,213
------------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.0%+
       1,790,000                            Cemex SAB de CV, 7.75%, 4/16/26 (144A)         $       2,056,710
------------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.1%
EUR    2,055,000                            Ardagh Packaging Finance Plc, 6.75%,
                                            5/15/24 (144A)                                 $       2,707,121
------------------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.2%
      10,035,000                            International Paper Co., 6.0%, 11/15/41        $      12,303,510
------------------------------------------------------------------------------------------------------------
                                            Aluminum -- 0.1%
       7,325,000                            Rusal Capital DAC, 5.125%, 2/2/22 (144A)       $       7,452,037
------------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.6%
       1,650,000                            Anglo American Capital Plc, 4.0%,
                                            9/11/27 (144A)                                 $       1,630,743
       3,500,000                            Anglo American Capital Plc, 4.75%,
                                            4/10/27 (144A)                                         3,653,131
       8,500,000                            Anglo American Capital Plc, 4.875%,
                                            5/14/25 (144A)                                         9,011,499
       6,230,000                            Ausdrill Finance Pty, Ltd., 6.875%,
                                            11/1/19 (144A)                                         6,331,238
       1,338,000                            Rain CII Carbon LLC, 7.25%, 4/1/25 (144A)              1,411,590
       6,360,000                            Vedanta Resources Plc, 6.125%,
                                            8/9/24 (144A)                                          6,454,103
       1,775,000                            Vedanta Resources Plc, 6.375%,
                                            7/30/22 (144A)                                         1,846,000
       2,000,000                            Vedanta Resources Plc, 7.125%, 5/31/23                 2,137,500
                                                                                           -----------------
                                                                                           $      32,475,804
------------------------------------------------------------------------------------------------------------
                                            Copper -- 0.1%
       7,420,000                            Freeport-McMoRan, Inc., 3.875%, 3/15/23        $       7,308,700
------------------------------------------------------------------------------------------------------------
                                            Precious Metals & Minerals -- 0.1%
       6,550,000                            Fresnillo Plc, 5.5%, 11/13/23 (144A)           $       7,231,200
------------------------------------------------------------------------------------------------------------
                                            Steel -- 0.1%
       6,250,000                            Samarco Mineracao SA, 4.125%,
                                            11/1/22 (144A) (e)                             $       3,781,250
------------------------------------------------------------------------------------------------------------
                                            Forest Products -- 0.1%
       5,320,000                            Eldorado Intl. Finance GmbH, 8.625%,
                                            6/16/21 (144A)                                 $       5,490,240
                                                                                           -----------------
                                            Total Materials                                $     118,906,298
------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 1.5%
                                            Aerospace & Defense -- 0.5%
       5,025,000                            Embraer Netherlands Finance BV,
                                            5.4%, 2/1/27                                   $       5,442,075

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 37

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Aerospace & Defense -- (continued)
       6,800,000                            Leonardo US Holdings, Inc., 6.25%,
                                            1/15/40 (144A)                                 $       7,684,000
      15,170,000                            Rockwell Collins, Inc., 3.2%, 3/15/24                 15,450,702
EUR    1,850,000                            TA MFG., Ltd., 3.625%, 4/15/23                         2,254,665
                                                                                           -----------------
                                                                                           $      30,831,442
------------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.6%
      10,275,000                            Masco Corp., 4.375%, 4/1/26                    $      10,912,050
       9,445,000                            Owens Corning, 3.4%, 8/15/26                           9,313,553
       5,975,000                            Owens Corning, 4.2%, 12/1/24                           6,293,204
       9,250,000                            Standard Industries, Inc., 5.375%,
                                            11/15/24 (144A)                                        9,830,900
                                                                                           -----------------
                                                                                           $      36,349,707
------------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks -- 0.1%
       1,950,000                            Meritor, Inc., 6.25%, 2/15/24                  $       2,074,312
------------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.0%+
       1,080,000                            Cleaver-Brooks, Inc., 8.75%,
                                            12/15/19 (144A)                                $       1,107,000
------------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.3%
       3,040,000                            Fly Leasing, Ltd., 5.25%, 10/15/24             $       3,040,000
       6,865,000                            GATX Corp., 6.0%, 2/15/18                              6,963,649
       4,600,000                            United Rentals North America, Inc.,
                                            4.625%, 10/15/25                                       4,657,500
       4,600,000                            United Rentals North America, Inc.,
                                            4.875%, 1/15/28                                        4,623,000
                                                                                           -----------------
                                                                                           $      19,284,149
                                                                                           -----------------
                                            Total Capital Goods                            $      89,646,610
------------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Research & Consulting Services -- 0.2%
       9,412,000                            Verisk Analytics, Inc., 5.5%, 6/15/45          $      10,679,701
                                                                                           -----------------
                                            Total Commercial Services & Supplies           $      10,679,701
------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.7%
                                            Airlines -- 0.4%
          42,313                            Continental Airlines 1999-1 Class B Pass
                                            Through Trust, 6.795%, 8/2/18                  $          43,583
         200,000                            Continental Airlines 2012-3 Class C Pass
                                            Through Trust, 6.125%, 4/29/18                           204,250
       1,263,555                            Delta Air Lines 2010-2 Class A Pass
                                            Through Trust, 4.95%, 5/23/19                          1,304,494
       3,400,000                            Delta Air Lines, Inc., 2.875%, 3/13/20                 3,438,235
       4,781,593                            Guanay Finance, Ltd., 6.0%,
                                            12/15/20 (144A)                                        4,901,133

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Airlines -- (continued)
      14,939,742                            Latam Airlines 2015-1 Pass Through
                                            Trust A, 4.2%, 8/15/29                         $      15,201,187
                                                                                           -----------------
                                                                                           $      25,092,882
------------------------------------------------------------------------------------------------------------
                                            Marine -- 0.2%
       2,350,000                            Far East Capital, Ltd. SA, 8.0%, 5/2/18 (e)    $       1,856,970
       8,840,000                            Pelabuhan Indonesia II PT, 4.25%,
                                            5/5/25 (144A)                                          9,078,503
                                                                                           -----------------
                                                                                           $      10,935,473
------------------------------------------------------------------------------------------------------------
                                            Trucking -- 0.0%+
       3,440,298                            Inversiones Alsacia SA, 8.0%,
                                            12/31/18 (144A) (e)                            $          86,007
------------------------------------------------------------------------------------------------------------
                                            Highways & Railtracks -- 0.1%
MXN   87,500,000                            Red de Carreteras de Occidente SAPIB
                                            de CV, 9.0%, 6/10/28 (144A)                    $       4,613,932
                                                                                           -----------------
                                            Total Transportation                           $      40,728,294
------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.6%
                                            Automobile Manufacturers -- 0.6%
      15,325,000                            Ford Motor Co., 4.346%, 12/8/26  $                    15,931,504
      15,110,000                            General Motors Co., 6.6%, 4/1/36                      17,949,287
                                                                                           -----------------
                                                                             $                    33,880,791
                                                                                           -----------------
                                            Total Automobiles & Components                 $      33,880,791
------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.4%
                                            Homebuilding -- 0.3%
       5,230,000                            CalAtlantic Group, Inc., 5.375%, 10/1/22       $       5,694,947
       5,985,000                            KB Home, 7.625%, 5/15/23                               6,822,900
       1,500,000                            KB Home, Inc., 8.0%, 3/15/20                           1,687,170
       2,685,000                            Meritage Homes Corp., 7.0%, 4/1/22                     3,067,612
       3,270,000                            Toll Brothers Finance Corp.,
                                            4.875%, 11/15/25                                       3,405,705
                                                                                           -----------------
                                                                                           $      20,678,334
------------------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.1%
       3,274,000                            Controladora Mabe SA de CV, 7.875%,
                                            10/28/19 (144A)                                $       3,609,585
                                                                                           -----------------
                                            Total Consumer Durables & Apparel              $      24,287,919
------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.4%
                                            Casinos & Gaming -- 0.3%
       6,426,000                            International Game Technology Plc,
                                            6.5%, 2/15/25 (144A)                           $       7,221,218
          30,513                            Mashantucket Western Pequot Tribe,
                                            6.5%, 7/1/36 (1.0% cash, 5.50%
                                            PIK) (PIK) (e)                                               153

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 39

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Casinos & Gaming -- (continued)
       8,470,000                            Scientific Games International, Inc.,
                                            10.0%, 12/1/22                                 $       9,380,525
                                                                                           -----------------
                                                                                           $      16,601,896
------------------------------------------------------------------------------------------------------------
                                            Education Services -- 0.1%
       4,025,000                            Massachusetts Institute of Technology,
                                            5.6%, 07/01/2111                               $       5,300,632
------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.0%+
       3,269,000                            Ashtead Capital, Inc., 4.375%,
                                            8/15/27 (144A)                                 $       3,367,070
                                                                                           -----------------
                                            Total Consumer Services                        $      25,269,598
------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 1.2%
                                            Cable & Satellite -- 1.2%
       6,225,000                            Altice US Finance I Corp., 5.5%,
                                            5/15/26 (144A)                                 $       6,565,445
      18,255,000                            Charter Communications Operating LLC,
                                            6.384%, 10/23/35                                      21,351,502
      15,250,000                            Cox Communications, Inc., 3.35%,
                                            9/15/26 (144A)                                        14,923,213
       1,345,000                            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                 1,398,800
       4,350,000                            SFR Group SA, 6.0%, 5/15/22 (144A)                     4,545,750
       3,945,000                            Sirius XM Radio, Inc., 5.375%,
                                            7/15/26 (144A)                                         4,152,112
       6,439,000                            Sky Plc, 3.75%, 9/16/24 (144A)                         6,606,516
       7,552,000                            Time Warner Cable LLC, 6.55%, 5/1/37                   8,870,195
                                                                                           -----------------
                                                                                           $      68,413,533
                                                                                           -----------------
                                            Total Media                                    $      68,413,533
------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.7%
                                            Internet Retail -- 0.6%
       4,185,000                            Amazon.com, Inc., 2.8%, 8/22/24 (144A)         $       4,201,070
       7,725,000                            Expedia, Inc., 3.8%, 2/15/28 (144A)                    7,656,782
       9,810,000                            Expedia, Inc., 4.5%, 8/15/24                          10,349,266
      15,200,000                            The Priceline Group, Inc., 3.55%, 3/15/28             15,225,991
                                                                                           -----------------
                                                                                           $      37,433,109
------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.1%
       3,000,000                            PetSmart, Inc., 5.875%, 6/1/25 (144A)          $       2,617,500
                                                                                           -----------------
                                            Total Retailing                                $      40,050,609
------------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.3%
                                            Drug Retail -- 0.1%
       5,046,076                            CVS Pass-Through Trust, 5.773%,
                                            1/10/33 (144A)                                 $       5,677,041

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Drug Retail -- (continued)
         867,450                            CVS Pass-Through Trust, 6.036%, 12/10/28       $         980,434
                                                                                           -----------------
                                                                                           $       6,657,475
------------------------------------------------------------------------------------------------------------
                                            Food Retail -- 0.2%
       8,975,000                            Alimentation Couche-Tard, Inc., 3.55%,
                                            7/26/27 (144A)                                 $       9,050,641
                                                                                           -----------------
                                            Total Food & Staples Retailing                 $      15,708,116
------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.2%
                                            Packaged Foods & Meats -- 0.7%
       1,120,000                            CFG Investment SAC, 9.75%,
                                            7/30/19 (144A) (e)                             $       1,128,400
       2,350,000                            JBS Investments GmbH, 7.75%,
                                            10/28/20 (144A)                                        2,402,875
       4,650,000                            JBS USA LUX SA, 8.25%, 2/1/20 (144A)                   4,696,500
      12,750,000                            Marfrig Holdings Europe BV, 6.875%,
                                            6/24/19 (144A)                                        13,132,500
         873,000                            Marfrig Holdings Europe BV, 8.0%,
                                            6/8/23 (144A)                                            903,075
       4,700,000                            MHP SE, 8.25%, 4/2/20 (144A)                           5,071,065
       3,325,000                            Minerva Luxembourg SA, 6.5%,
                                            9/20/26 (144A)                                         3,359,081
       9,120,000                            Minerva Luxembourg SA, 7.75%,
                                            1/31/23 (144A)                                         9,519,000
       3,150,000                            Smithfield Foods, Inc., 2.65%,
                                            10/3/21 (144A)                                         3,146,836
                                                                                           -----------------
                                                                                           $      43,359,332
------------------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.5%
       4,420,000                            Alliance One International Inc.,
                                            8.5%, 4/15/21                                  $       4,607,850
       4,700,000                            Alliance One International, Inc.,
                                            9.875%, 7/15/21                                        4,136,000
       7,140,000                            BAT Capital Corp., 4.39%, 8/15/37 (144A)               7,327,140
      13,728,000                            Reynolds American, Inc., 4.45%, 6/12/25               14,714,207
                                                                                           -----------------
                                                                                           $      30,785,197
                                                                                           -----------------
                                            Total Food, Beverage & Tobacco                 $      74,144,529
------------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                                            Personal Products -- 0.0%+
       3,410,000                            Revlon Consumer Products Corp.,
                                            5.75%, 2/15/21                                 $       2,975,225
                                                                                           -----------------
                                            Total Household & Personal Products            $       2,975,225
------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                                            Health Care Distributors -- 0.2%
      10,371,000                            Cardinal Health, Inc., 3.079%, 6/15/24         $      10,443,267
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 41

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.2%
       2,400,000                            MEDNAX, Inc., 5.25%, 12/1/23 (144A)            $       2,514,000
       6,946,000                            Universal Hospital Services, Inc.,
                                            7.625%, 8/15/20                                        7,032,825
                                                                                           -----------------
                                                                                           $       9,546,825
------------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.4%
       9,405,000                            CHS, 6.875%, 2/1/22                            $       7,382,925
       2,675,000                            HCA, Inc., 5.875%, 5/1/23                              2,909,062
       4,170,000                            Kindred Healthcare Inc., 6.375%, 4/15/22               3,773,850
       4,810,000                            Kindred Healthcare, Inc., 8.0%, 1/15/20                4,724,334
       4,215,000                            RegionalCare Hospital Partners Holdings,
                                            Inc., 8.25%, 5/1/23 (144A)                             4,431,019
                                                                                           -----------------
                                                                                           $      23,221,190
------------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.5%
       3,670,000                            Centene Corp., 4.75%, 5/15/22                  $       3,830,562
       5,850,000                            Centene Corp., 5.625%, 2/15/21                         6,085,170
       3,905,000                            Centene Corp., 6.125%, 2/15/24                         4,222,281
       4,920,000                            Humana, Inc., 3.95%, 3/15/27                           5,140,282
      11,675,000                            Molina Healthcare, Inc., 5.375%, 11/15/22             12,032,255
                                                                                           -----------------
                                                                                           $      31,310,550
------------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.1%
EUR    6,700,000                            Quintiles IMS, Inc., 2.875%,
                                            9/15/25 (144A)                                 $       7,906,489
                                                                                           -----------------
                                            Total Health Care Equipment & Services         $      82,428,321
------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 1.3%
                                            Biotechnology -- 0.5%
       4,600,000                            AbbVie, Inc., 2.85%, 5/14/23                   $       4,635,809
      11,845,000                            AbbVie, Inc., 3.2%, 5/14/26                           11,868,944
      13,950,000                            Biogen, Inc., 4.05%, 9/15/25                          14,884,498
                                                                                           -----------------
                                                                                           $      31,389,251
------------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.8%
       3,684,000                            Endo Finance LLC, 5.375%,
                                            1/15/23 (144A)                                 $       3,002,460
         660,000                            Horizon Pharma, Inc., 6.625%, 5/1/23                     643,500
      15,515,000                            Mylan NV, 3.95%, 6/15/26                              15,795,892
       9,160,000                            Perrigo Finance Unlimited Co.,
                                            3.9%, 12/15/24                                         9,360,043
       5,718,000                            Perrigo Finance Unlimited Co.,
                                            4.375%, 3/15/26                                        5,930,011
EUR    8,000,000                            Valeant Pharmaceuticals International,
                                            Inc., 4.5%, 5/15/23                                    8,058,171

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- (continued)
EUR    4,905,000                            Valeant Pharmaceuticals International,
                                            Inc., 4.5%, 5/15/23 (144A)                     $       4,940,666
                                                                                           -----------------
                                                                                           $      47,730,743
                                                                                           -----------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                  $      79,119,994
------------------------------------------------------------------------------------------------------------
                                            BANKS -- 7.2%
                                            Diversified Banks -- 6.2%
INR  267,250,000                            Asian Development Bank, 5.9%, 12/20/22         $       4,079,116
INR  575,360,000                            Asian Development Bank, 6.2%, 10/6/26                  8,971,766
INR  458,660,000                            Asian Development Bank, 6.45%, 8/8/21                  7,167,786
       8,110,000                            Australia & New Zealand Banking Group,
                                            Ltd., 4.5%, 3/19/24 (144A)                             8,512,943
       8,210,000        6.88   3M LIBOR+    Banco de Credito del Peru Panama,
                               770.8bps     Variable Rate Note, 9/16/26 (144A)                     9,347,085
       2,915,000        3.80   H15T5Y+      Banco Nacional de Comercio Exterior SNC
                               300bps       Cayman Islands, Variable Rate Note,
                                            8/11/26 (144A)                                         2,918,644
       5,000,000                            Banco Nacional de Costa Rica, 4.875%,
                                            11/1/18 (144A)                                         5,072,850
       2,860,000                            Banque Ouest Africaine de Developpement,
                                            5.0%, 7/27/27 (144A)                                   2,938,650
       8,615,000                            Banque Ouest Africaine de Developpement,
                                            5.5%, 5/6/21 (144A)                                    9,153,438
       8,700,000                            Barclays Plc, 4.375%, 1/12/26                          9,083,609
       1,250,000                            BBVA Bancomer SA Texas, 4.375%,
                                            4/10/24 (144A)                                         1,315,625
      11,650,000                            BBVA Bancomer SA Texas, 6.5%,
                                            3/10/21 (144A)                                        12,873,250
         593,500        5.35   H15T5Y+      BBVA Bancomer SA Texas, Variable Rate
                               300bps       Note, 11/12/29 (144A)                                    602,402
      22,009,000        7.62   USSW5+       BNP Paribas SA, Variable Rate Note,
                               631.4bps     (Perpetual) (144A)                                    24,182,389
      11,400,000                            BPCE SA, 4.875%, 4/1/26 (144A)                        12,106,197
       4,150,000                            Cooperatieve Rabobank UA, 3.75%, 7/21/26               4,210,355
      24,000,000                            Credit Suisse Group Funding Guernsey, Ltd.,
                                            3.8%, 9/15/22                                         24,910,899
       4,812,000        6.12                Danske Bank AS, Variable Rate
                                            Note, (Perpetual)                                      5,164,123
       3,895,000                            Finansbank AS, 4.875%, 5/19/22 (144A)                  3,886,641
       7,000,000        6.00   USISDA05+    HSBC Holdings Plc, Variable Rate
                               374.6bps     Note, (Perpetual)                                      7,321,300
       7,300,000        6.88   USISDA05+    HSBC Holdings Plc, Variable Rate
                               551.4bps     Note, (Perpetual)                                      7,947,875
      14,374,000        6.50   USSW5+       ING Groep NV, Variable Rate
                               444.6bps     Note, 12/29/49                                        15,398,866

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 43

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
NZD   56,560,000                            International Bank for Reconstruction &
                                            Development, 3.5%, 1/22/21                     $      41,766,227
NZD   11,030,000                            International Bank for Reconstruction &
                                            Development, 4.625%, 10/6/21                           8,471,178
INR  291,650,000                            International Bank for Reconstruction &
                                            Development, 5.75%, 10/28/19                           4,458,056
       2,400,000        7.86                International Bank for Reconstruction &
                                            Development, Floating Rate Note,
                                            7/15/20 (Cat Bond) (144A)                              2,399,208
       6,074,000                            JPMorgan Chase & Co., 5.625%, 8/16/43                  7,393,825
ARS  168,604,000                            Letros Banco Central Argentina, 4/18/18 (d)            8,462,183
      14,400,000                            Lloyds Banking Group Plc, 4.65%, 3/24/26              15,225,128
EUR    1,395,000        6.38                Lloyds Banking Group Plc, Floating
                                            Rate Note, (Perpetual)                                 1,767,761
      11,800,000                            Macquarie Bank, Ltd., 4.875%,
                                            6/10/25 (144A)                                        12,454,910
      17,800,000                            Nordea Bank AB, 4.25%, 9/21/22 (144A)                 18,822,395
       3,000,000        4.00   USSW5+       Oversea-Chinese Banking Corp, Ltd.,
                               220.3bps     Variable Rate Note, 10/15/24 (144A)                    3,077,950
      14,375,000        8.62   USSW5+       Royal Bank of Scotland Group Plc,
                               759.8bps     Variable Rate Note, (Perpetual)                       15,938,281
      11,145,000        4.50   3M LIBOR+    Scotiabank Peru SAA, Variable Rate
                               385.6bps     Note, 12/13/27 (144A)                                 11,562,938
       4,725,000        7.38   USSW5+       Societe Generale SA, Variable Rate Note,
                               623.8bps     (Perpetual) (144A)                                     5,114,812
      13,752,000                            Standard Chartered Plc, 3.95%,
                                            1/11/23 (144A)                                        13,965,593
       3,000,000        6.12   USSW5+       Turkiye Garanti Bankasi AS, Variable Rate
                               422bps       Note, 5/24/27 (144A)                                   3,004,932
       6,000,000                            Turkiye Is Bankasi, 6.125%, 4/25/24 (144A)             6,139,080
                                                                                           -----------------
                                                                                           $     367,190,266
------------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.6%
       6,843,000                            Banco Internacional del Peru SAA Panama,
                                            5.75%, 10/7/20 (144A)                          $       7,514,298
      11,100,000                            Santander Holdings USA, Inc., 4.4%,
                                            7/13/27 (144A)                                        11,349,604
      15,500,000                            SunTrust Bank, 2.45%, 8/1/22                          15,468,313
         660,000        5.57   3M LIBOR+    Wachovia Capital Trust III, Variable Rate
                               93bps        Note, (Perpetual)                                        661,650
                                                                                           -----------------
                                                                                           $      34,993,865
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.4%
      10,500,000                            Alfa Bank AO Via Alfa Bond Issuance Plc,
                                            7.5%, 9/26/19 (144A)                           $      11,155,200

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
        9,055,000                           Nationwide Building Society, 4.0%,
                                            9/14/26 (144A)                                 $       9,009,770
        2,200,000                           Vnesheconombank Via VEB Finance Plc,
                                            5.942%, 11/21/23 (144A)                                2,361,370
                                                                                           -----------------
                                                                                           $      22,526,340
                                                                                           -----------------
                                            Total Banks                                    $     424,710,471
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 5.1%
                                            Other Diversified Financial Services -- 0.7%
INR   243,100,000                           European Bank for Reconstruction &
                                            Development, 6.0%, 5/4/20                      $       3,751,814
IDR                                         European Investment Bank, 7.2%,
  187,200,000,000                           7/9/19 (144A)                                         14,156,692
        6,250,000                           Fixed Income Trust Series 2013-A,
                                            10/15/97 (Step) (144A) (c) (d)                         6,731,872
NZD    15,300,000                           JPMorgan Chase & Co., 4.25%, 11/2/18                  11,209,664
        5,351,000       0.00                Tiers Trust, Variable Rate Note,
                                            10/15/97 (144A) (c)                                    6,901,100
                                                                                           -----------------
                                                                                           $      42,751,142
------------------------------------------------------------------------------------------------------------
                                            Multi-Sector Holdings -- 0.2%
       11,820,000                           IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)           $      13,178,213
------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.9%
        3,200,000                           Aviation Capital Group LLC, 4.625%,
                                            1/31/18 (144A)                                 $       3,229,182
        7,180,000                           B3 SA -- Brasil Bolsa Balcao, 5.5%,
                                            7/16/20 (144A)                                         7,619,775
       12,855,000                           Cantor Fitzgerald LP, 7.875%,
                                            10/15/19 (144A)                                       14,091,971
        1,000,000                           Fly Leasing, Ltd., 6.375%, 10/15/21                    1,046,250
        4,953,000                           Fly Leasing, Ltd., 6.75%, 12/15/20                     5,157,311
       14,675,000                           MassMutual Global Funding II, 2.75%,
                                            6/22/24 (144A)                                        14,636,128
        4,695,000                           Nationstar Mortgage LLC, 6.5%, 6/1/22                  4,824,112
                                                                                           -----------------
                                                                                           $      50,604,729
------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 1.4%
        1,705,000                           Ally Financial, Inc., 4.625%, 3/30/25          $       1,788,119
        9,748,000                           Ally Financial, Inc., 5.75%, 11/20/25                 10,568,782
       21,450,000                           Capital One Financial Corp., 3.75%, 7/28/26           21,242,556
INR 1,928,540,000                           International Finance Corp., 6.3%, 11/25/24           30,045,242
INR 1,040,880,000                           International Finance Corp., 8.25%, 6/10/21           17,168,368
                                                                                           -----------------
                                                                                           $      80,813,067
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 45

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.4%
       7,925,000                            Blackstone Holdings Finance Co LLC,
                                            5.0%, 6/15/44 (144A)                           $       8,848,581
       5,320,000                            Blackstone Holdings Finance Co. LLC,
                                            6.25%, 8/15/42 (144A)                                  6,843,048
       8,400,000                            Legg Mason, Inc., 4.75%, 3/15/26                       8,923,727
                                                                                           -----------------
                                                                                           $      24,615,356
------------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.9%
       4,365,000                            E*TRADE Financial Corp., 2.95%, 8/24/22        $       4,374,708
      13,200,000                            Morgan Stanley, 4.1%, 5/22/23                         13,802,302
       4,400,000                            Morgan Stanley, 4.875%, 11/1/22                        4,768,593
      10,027,000        3.27   3M LIBOR+    The Goldman Sachs Group, Inc., Variable
                               120.1bps     Rate Note, 9/29/25                                    10,040,067
      16,775,000                            UBS AG, 7.625%, 8/17/22                               19,773,531
                                                                                           -----------------
                                                                                           $      52,759,201
------------------------------------------------------------------------------------------------------------
                                            Diversified Capital Markets -- 0.6%
       6,400,000        7.38   3M LIBOR+    Banco Continental SA via Continental
                               680.2bps     Trustees Cayman, Ltd., Variable Rate
                                            Note, 10/7/40 (144A)                           $       7,056,000
       6,727,000        7.12                Credit Suisse Group AG, Variable Rate
                                            Note, (Perpetual)                                      7,256,751
       7,750,000                            Macquarie Group, Ltd., 6.25%,
                                            1/14/21 (144A)                                         8,654,303
      10,646,000        7.12                UBS Group AG, Variable Rate
                                            Note, (Perpetual)                                     11,529,554
                                                                                           -----------------
                                                                                           $      34,496,608
                                                                                           -----------------
                                            Total Diversified Financials                   $     299,218,316
------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 4.1%
                                            Insurance Brokers -- 0.3%
      13,900,000                            Brown & Brown, Inc., 4.2%, 9/15/24             $      14,665,455
------------------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- 0.3%
       4,800,000                            Protective Life Global Funding, 2.615%,
                                            8/22/22 (144A)                                 $       4,793,002
       5,000,000                            Teachers Insurance & Annuity Association
                                            of America, 4.27%, 5/15/47 (144A)                      5,167,510
       5,285,000                            Teachers Insurance & Annuity Association
                                            of America, 4.9%, 9/15/44 (144A)                       5,968,796
         872,000                            Teachers Insurance & Annuity Association
                                            of America, 6.85%, 12/16/39 (144A)                     1,202,813
                                                                                           -----------------
                                                                                           $      17,132,121
------------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.6%
      10,060,000                            AXA SA, 8.6%, 12/15/30                         $      14,410,950
      11,050,000                            Liberty Mutual Insurance Co., 7.697%,
                                            (Perpetual) (144A)                                    15,615,655

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- (continued)
       3,800,000                            Liberty Mutual Insurance Co., 8.5%,
                                            5/15/25 (144A)                                 $       4,934,074
                                                                                           -----------------
                                                                                           $      34,960,679
------------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.2%
      10,110,000                            Delphi Financial Group, Inc.,
                                            7.875%, 1/31/20                                $      11,258,637
                                                                                           -----------------
                                                                                           $      11,258,637
------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 2.7%
       1,800,000                            Ailsa 2017 Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            6/15/18 (h) (i) (n)                            $       1,738,620
       1,700,000        5.90   T-BILL 3M+   Alamo Re, Ltd., Floating Rate Note,
                               481bps       6/7/18 (Cat Bond) (144A)                               1,707,990
       2,400,000        0.50   T-BILL 3M+   Alamo Re, Ltd., Floating Rate Note,
                               375bps       6/8/20 (Cat Bond) (144A)                               2,419,680
       2,133,500                            Arlington Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 8/31/16 (h) (i) (n)         103,688
       1,904,000                            Arlington Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 8/31/17 (h) (i) (n)          248,472
       3,605,000                            Berwick 2016-1 Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            2/1/18 (h) (i) (n)                                      171,238
       2,753,000                            Berwick Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Note, 1/22/16 (h) (i) (n)           82,590
       3,605,000                            Berwick Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 2/1/19 (h) (i) (n)         3,438,088
      10,280,000                            Carnoustie 2016-N, Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            11/30/20 (h) (i) (n)                                   1,112,296
      10,188,000                            Carnoustie 2017-N, Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            11/30/21 (h) (i) (n)                                   8,511,055
      11,480,000                            Carnoustie Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 2/19/16 (h) (i) (n)          234,192
       1,800,000        4.74                Casablanca RE, Variable Rate Notes,
                                            6/4/20 (Cat Bond)                                      1,795,860
       6,200,000                            Eden Re II, Ltd., Variable Rate Notes,
                                            3/22/21 (h) (i) (n)                                    6,169,000
           5,977                            Eden Re II, Variable Rate Notes,
                                            4/23/19 (h) (i) (n)                                      479,035
       2,000,000        6.38   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               525bps       1/8/20 (Cat Bond) (144A)                               1,941,600
       1,900,000        7.38   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               625bps       1/8/20 (Cat Bond) (144A)                               1,779,350
       2,000,000        6.40   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               625bps       1/8/21 (Cat Bond) (144A)                               1,917,200
       2,500,000        7.40   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               525bps       1/8/21 (Cat Bond) (144A)                               2,289,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 47

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       6,500,000                            Gleneagles Segregated Account (Artex
                                            SAC Ltd), Variable Rate Notes,
                                            11/30/20 (h) (i) (n)                           $         761,800
       3,400,000        3.31   T-BILL 3M+   Golden State Re II, Ltd., Floating Rate
                               220bps       Note, 1/8/19 (Cat Bond) (144A)                         3,397,280
      17,925,000                            Gullane Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Note 11/30/20 (h) (i) (n)           390,765
      10,074,000                            Gullane Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Note 4/29/18 (h) (i) (n)          9,874,535
       4,500,000        8.65   6M LIBOR+    Kilimanjaro II Re, Ltd., Floating Rate
                               750bps       Note, 4/20/21 (Cat Bond) (144A)                        3,909,600
       3,500,000        7.15   6M LIBOR+    Kilimanjaro II Re, Ltd., Floating Rate
                               600bps       Note, 4/20/21 (Cat Bond) (144A)                        3,326,400
       4,850,000        7.25   T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate
                               675bps       Note, 12/6/19 (Cat Bond) (144A)                        4,891,710
       3,400,000        9.95   T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate
                               925bps       Note, 12/6/19 (Cat Bond) (144A)                        3,309,900
         800,000        5.51   T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate
                               450bps       Note, 4/30/18 (Cat Bond) (144A)                          728,560
         925,000        5.76   T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate
                               475bps       Note, 4/30/18 (Cat Bond) (144A)                          922,688
       3,900,000                            Kingsbarns Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 5/15/18 (h) (i) (n)        3,804,840
       1,850,000                            Limestone Re, Ltd., Variable Rate Notes,
                                            8/31/21 (h) (i) (n)                                    1,641,135
         250,000                            Limestone Re, Ltd., Variable Rate Notes,
                                            8/31/21 (h) (i) (n)                                      221,775
EUR    1,500,000        2.73                Lion II RE Dac, Floating Rate Note,
                                            7/15/21 (Cat Bond) (144A)                              1,772,148
       5,450,000        4.05   ZERO+        Long Point Re III, Ltd., Floating Rate Note,
                               350bps       5/23/18 (Cat Bond) (144A)                              5,464,170
       4,000,000                            Lorenz Re 2017, Variable Rate Notes,
                                            3/31/20 (h) (i) (n)                                    3,768,800
       7,000,000                            Lorenz Re, Ltd., Variable Rate Notes,
                                            3/31/19 (h) (i) (n)                                      392,000
       3,000,000                            Madison Re, Variable Rate Notes,
                                            3/31/20 (h) (i) (n)                                    2,468,700
       4,000,000                            Madison Re. Variable Rate Notes,
                                            3/31/19 (h) (i) (n)                                      254,000
       1,250,000                            Oakmont 2017, Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            4/13/18 (h) (i) (n)                                      900,000
      15,300,000                            Pangaea Re, Series 2015-1, Principal at
                                            Risk Notes, 2/1/19 (h) (i) (n)                            68,850
      14,520,000                            Pangaea Re, Series 2015-2, Principal at
                                            Risk Notes, 11/30/19 (h) (i) (n)                         151,008

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------

                                            Reinsurance -- (continued)
       6,150,000                            Pangaea Re, Series 2016-2, Principal at
                                            Risk Notes, 11/30/20 (h) (i) (n)               $         404,670
      14,000,000                            Pangaea Re., Variable Rate Notes,
                                            2/1/20 (h) (i) (n)                                       925,400
       6,000,000                            Pangaea Re., Variable Rate Notes,
                                            2/1/21 (h) (i) (n)                                     5,734,800
         250,000        5.15   T-BILL 3M+   PennUnion Re, Ltd., Floating Rate Note,
                               450bps       12/7/18 (Cat Bond) (144A)                                250,400
       6,000,000                            Pinehurst Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 1/16/18 (h) (i) (n)        5,913,600
       2,200,000                            Portrush Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 6/15/18 (h) (i) (n)        1,653,520
       3,554,000                            Prestwick Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 7/1/16 (h) (i) (n)            60,418
       3,000,000        4.96   T-BILL 3M+   Residential Reinsurance 2016, Ltd.,
                               393bps       Floating Rate Note, 12/6/23 (Cat
                                            Bond) (144A)                                           2,972,100
       6,400,000                            Resilience Re, Ltd., Floating Rate Notes,
                                            9/30/17 (h) (i) (n)                                      137,600
       4,500,000                            Resilience Re, Ltd., Floating Rate Notes,
                                            4/7/18 (h) (i) (n)                                     3,973,950
       2,250,000        3.30                Resilience Re, Ltd., Floating Rate Note,
                                            1/9/19 (h) (i) (n)                                     2,250,000
       5,300,000        4.50                Resilience Re, Ltd., Floating Rate Note,
                                            1/9/19 (h) (i) (n)                                     5,300,000
       3,100,000                            Resilience Re, Ltd., Floating Rate Note,
                                            6/4/18 (h) (i) (n)                                     3,020,950
AUD    2,175,000                            Rw0009 (Artex SAC Ltd.), Variable Rate
                                            Notes, 1/10/18 (h) (i) (n)                               123,661
       3,150,000        4.18   6M LIBOR+    Sanders Re, Ltd., Floating Rate Note,
                               300bps       12/6/21 (Cat Bond) (144A)                              3,167,010
       3,000,000        4.01   T-BILL 3M+   Sanders Re, Ltd., Floating Rate Note,
                               296bps       5/25/18 (Cat Bond) (144A)                              3,029,100
           9,620                            Sector Re V, Ltd., Variable Rate Notes,
                                            3/1/21 (144A) (h) (i) (n)                                138,282
       5,000,000                            Sector Re V, Ltd., Variable Rate Notes,
                                            3/1/22 (144A) (h) (i) (n)                              3,604,000
       2,000,000                            Sector Re V, Ltd., Variable Rate Notes,
                                            12/1/21 (144A) (h) (i) (n)                             1,612,600
           8,071                            Sector Re V, Ltd., Variable Rate Notes,
                                            3/1/21 (h) (i) (n)                                       411,343
          19,903                            Sector Re V, Ltd., Variable Rate Notes,
                                            12/1/20 (144A) (h) (i) (n)                               122,559
       3,000,000                            Silverton Re, Ltd., Variable Rate Notes,
                                            9/18/19 (144A) (h) (i) (n)                             2,731,800
       5,350,000                            Silverton Re, Ltd., Variable Rate Notes,
                                            9/18/18 (144A) (h) (i) (n)                               149,800

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 49

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------

                                            Reinsurance -- (continued)
       5,855,000                            St Andrews Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 2/1/19 (h) (i) (n) $       5,679,936
       2,606,976                            St Andrews Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 6/1/19 (h) (i) (n)         2,392,161
       8,446,500                            St. Andrews Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 1/22/16 (h) (i) (n)          166,396
       6,805,000                            St. Andrews Segregated Account (Artex SAC
                                            Ltd.), Variance Rate Notes, 2/1/18 (h) (i) (n)           956,783
       2,100,000                            Sunningdale, Variable Rate Notes,
                                            1/16/18 (h) (i) (n)                                    2,041,410
       2,550,000        4.68   ZERO+        Ursa Re, Ltd., Floating Rate Note,
                               400bps       12/10/19 (Cat Bond) (144A)                             2,562,240
       5,000,000        3.50   ZERO+        Ursa Re, Ltd., Floating Rate Note,
                               350bps       5/27/20 (Cat Bond) (144A)                              5,003,000
       2,000,000        6.00   ZERO+        Ursa Re, Ltd., Floating Rate Note,
                               600bps       5/27/20 (Cat Bond) (144A)                              1,998,400
      14,121,000                            Versutus 2016, Class A-1, Variable Rate
                                            Notes, 11/30/20 (h) (i) (n)                              601,555
       5,750,000                            Versutus 2017, Class A-1, Variable Rate
                                            Notes, 11/30/21 (h) (i) (n)                            5,693,650
         950,000        2.01   T-BILL 3M+   Vitality Re V, Ltd., Floating Rate Note,
                               175bps       1/7/19 (Cat Bond) (144A)                                 949,050
       2,900,000        2.47   T-BILL 3M+   Vitality Re VII, Ltd., Floating Rate Note,
                               215bps       1/7/20 (Cat Bond) (144A)                               2,922,620
                                                                                           -----------------
                                                                                           $     167,214,382
                                                                                           -----------------
                                            Total Insurance                                $     245,231,274
------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                            Communications Equipment -- 0.0%+
       3,026,000                            Avaya, Inc., 4/1/19 (144A) (d)                 $       2,556,970
------------------------------------------------------------------------------------------------------------
                                            Technology Hardware, Storage & Peripherals -- 0.2%
      10,635,000                            NCR Corp., 6.375%, 12/15/23                    $      11,343,291
------------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.6%
      15,741,000                            Amphenol Corp., 3.2%, 4/1/24                   $      15,960,098
EUR    3,580,000                            Belden, Inc., 2.875%, 9/15/25 (144A)                   4,176,355
EUR    7,865,000                            Belden, Inc., 3.375%, 7/15/27 (144A)                   9,324,486
EUR    2,600,000                            Belden, Inc., 5.5%, 4/15/23                            3,225,693
                                                                                           -----------------
                                                                                           $      32,686,632
------------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing Services -- 0.3%
      15,200,000                            Flex, Ltd., 5.0%, 2/15/23                      $      16,525,922
                                                                                           -----------------
                                            Total Technology Hardware & Equipment          $      63,112,815
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 0.1%
                                            Semiconductors -- 0.1%
       7,710,000                            Broadcom Corp., 3.625%,
                                            1/15/24 (144A)                                 $       7,921,077
                                                                                           -----------------
                                            Total Semiconductors & Semiconductor
                                            Equipment                                      $       7,921,077
------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 1.2%
                                            Integrated Telecommunication Services -- 0.6%
      12,750,000                            AT&T, Inc., 5.15%, 2/14/50                     $      12,812,088
       2,719,000                            CenturyLink, Inc., 6.45%, 6/15/21                      2,829,201
       3,510,000                            CenturyLink, Inc., 7.6%, 9/15/39                       3,106,350
       3,100,000                            CenturyLink, Inc., 7.65%, 3/15/42                      2,704,750
       1,583,000                            Frontier Communications Corp.,
                                            8.5%, 4/15/20                                          1,535,510
         982,000                            Frontier Communications Corp.,
                                            8.75%, 4/15/22                                           802,785
       7,150,000                            GTP Acquisition Partners I LLC, 2.35%,
                                            6/15/45 (144A)                                         7,139,411
       3,250,000                            Windstream Services LLC, 6.375%, 8/1/23                2,299,375
                                                                                           -----------------
                                                                                           $      33,229,470
------------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.6%
       1,375,000                            Crown Castle Towers LLC, 3.222%,
                                            5/15/22 (144A)                                 $       1,401,620
       5,700,000                            Crown Castle Towers LLC, 4.883%,
                                            8/15/20 (144A)                                         6,037,854
       3,135,000                            Crown Castle Towers LLC, 6.113%,
                                            1/15/20 (144A)                                         3,349,701
       1,325,000                            Digicel Group, Ltd., 8.25%,
                                            9/30/20 (144A)                                         1,294,366
       9,600,000                            Digicel, Ltd., 6.0%, 4/15/21 (144A)                    9,370,944
       6,850,000                            MTN Mauritius Investment, Ltd., 6.5%,
                                            10/13/26 (144A)                                        7,363,750
         770,000                            SBA Tower Trust, 2.877%, 7/15/21 (144A)                  780,164
       4,375,000                            Sprint Corp., 7.25%, 9/15/21                           4,861,719
RUB  193,400,000                            VEON Holdings BV, 9.0%, 2/13/18 (144A)                 3,348,500
                                                                                           -----------------
                                                                                           $      37,808,618
                                                                                           -----------------
                                            Total Telecommunication Services               $      71,038,088
------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.7%
                                            Electric Utilities -- 1.9%
       4,484,000                            AES Corp. Virginia, 5.125%, 9/1/27             $       4,596,100
       4,720,000                            Dubai Electricity & Water Authority,
                                            7.375%, 10/21/20 (144A)                                5,398,387
       6,475,000                            EDP Finance BV, 3.625%, 7/15/24 (144A)                 6,528,160

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 51

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Electric Utilities -- (continued)
      23,175,000                            Electricite de France SA, 6.0%,
                                            1/22/14 (144A)                                 $      25,827,445
       4,670,000        5.25   USSW10+      Electricite de France SA, Variable Rate
                               370.9bps     Note (Perpetual) (144A)                                4,846,573
      10,830,000        8.13   USSW5+       Enel S.p.A.,Variable Rate Note,
                               588bps       9/24/73 (144A)                                        13,117,838
       1,750,000                            Israel Electric Corp, Ltd., 5.0%, 11/12/24             1,896,125
       5,000,000                            Israel Electric Corp., Ltd., 5.625%,
                                            6/21/18 (144A)                                         5,105,000
       2,725,000                            Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                         2,885,639
          85,000                            Nevada Power Co., 6.5%, 8/1/18                            88,352
      13,845,000                            NextEra Energy Capital Holdings, Inc.,
                                            3.55%, 5/1/27                                         14,230,332
       2,336,000                            NextEra Energy Operating Partners LP,
                                            4.5%, 9/15/27 (144A)                                   2,379,800
       3,725,000                            Public Service Co. of New Mexico,
                                            7.95%, 5/15/18                                         3,863,520
      14,425,000        6.25   3M LIBOR+    Southern California Edison Co., Variable
                               419.9bps     Rate Note (Perpetual)                                 16,047,812
       5,820,000                            TerraForm Power, 9.75%, 8/15/22 (144A)                 6,460,200
                                                                                           -----------------
                                                                                           $     113,271,283
------------------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.3%
       4,040,000                            Boston Gas Co., 3.15%, 8/1/27 (144A)           $       4,042,698
       2,905,000                            DCP Midstream Operating LP,
                                            3.875%, 3/15/23                                        2,846,900
       5,495,000                            DCP Midstream Operating LP, 5.6%, 4/1/44               5,124,088
       1,965,000                            Nakilat, Inc., 6.067%, 12/31/33 (144A)                 2,313,788
       3,537,006                            Nakilat, Inc., 6.267%, 12/31/33 (144A)                 4,164,824
                                                                                           -----------------
                                                                                           $      18,492,298
------------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.1%
       1,585,679                            Ormat Funding Corp., 8.25%, 12/30/20           $       1,748,212
------------------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders -- 0.4%
       3,450,000                            AES Corp., 5.5%, 4/15/25                       $       3,626,812
       1,070,321                            Alta Wind Holdings LLC, 7.0%,
                                            6/30/35 (144A)                                         1,206,063
       5,015,000                            Calpine Corp., 5.75%, 1/15/25                          4,732,906
       8,380,000                            Instituto Costarricense de Electricidad,
                                            6.95%, 11/10/21 (144A)                                 9,092,300
       1,689,818                            Kiowa Power Partners LLC, 5.737%,
                                            3/30/21 (144A)                                         1,743,984
       1,900,000                            NRG Energy, Inc., 6.625%, 1/15/27                      1,990,250
         395,000                            NRG Energy, Inc., 7.25%, 5/15/26                         423,638
         481,000                            NRG Energy, Inc., 7.875%, 5/15/21                        494,829

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders -- (continued)
       2,305,000                            Talen Energy Supply LLC, 6.5%, 6/1/25          $       1,757,562
                                                                                           -----------------
                                                                                           $      25,068,344
                                                                                           -----------------
                                            Total Utilities                                $     158,580,137
------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.2%
                                            Diversified REIT -- 0.3%
       2,825,000                            Duke Realty LP, 3.25%, 6/30/26                 $       2,793,652
      12,440,000                            Essex Portfolio LP, 3.625%, 5/1/27                    12,555,622
                                                                                           -----------------
                                                                                           $      15,349,274
------------------------------------------------------------------------------------------------------------
                                            Office REIT -- 0.4%
         100,000                            Alexandria Real Estate Equities, Inc.,
                                            2.75%, 1/15/20                                 $         100,992
       2,552,000                            Alexandria Real Estate Equities, Inc.,
                                            3.9%, 6/15/23                                          2,652,791
      11,010,000                            Alexandria Real Estate Equities, Inc.,
                                            4.6%, 4/1/22                                          11,748,481
      10,831,000                            Highwoods Realty LP, 3.625%, 1/15/23                  10,988,153
                                                                                           -----------------
                                                                                           $      25,490,417
------------------------------------------------------------------------------------------------------------
                                            Health Care REIT -- 0.3%
      10,165,000                            Healthcare Trust of America Holdings LP,
                                            3.5%, 8/1/26                                   $       9,947,189
       5,895,000                            Healthcare Trust of America Holdings LP,
                                            3.75%, 7/1/27                                          5,879,239
                                                                                           -----------------
                                                                                           $      15,826,428
------------------------------------------------------------------------------------------------------------
                                            Specialized REIT -- 0.2%
       6,175,000                            Equinix, Inc., 5.75%, 1/1/25                   $       6,645,844
       5,900,000                            Uniti Group LP, 6.0%, 4/15/23 (144A)                   5,649,250
                                                                                           -----------------
                                                                                           $      12,295,094
                                                                                           -----------------
                                            Total Real Estate                              $      68,961,213
------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $2,291,365,446)                          $   2,402,789,394
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- 26.3%
      11,259,474                            Fannie Mae, 3.0%, 1/1/47                       $      11,340,773
      13,586,938                            Fannie Mae, 3.0%, 10/1/46                             13,641,175
      14,398,323                            Fannie Mae, 3.0%, 11/1/46                             14,455,798
       3,857,475                            Fannie Mae, 3.0%, 3/1/47                               3,872,873
       8,315,406                            Fannie Mae, 3.0%, 5/1/31                               8,568,150
      15,508,446                            Fannie Mae, 3.0%, 5/1/43                              15,643,973
       1,596,585                            Fannie Mae, 3.0%, 5/1/46                               1,606,922
       7,859,095                            Fannie Mae, 3.0%, 9/1/46                               7,890,467

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 53

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       3,995,415                            Fannie Mae, 3.5%, 1/1/47                       $       4,121,873
      17,326,165                            Fannie Mae, 3.5%, 1/1/47                              17,930,556
       7,130,853                            Fannie Mae, 3.5%, 1/1/47                               7,356,549
      10,057,885                            Fannie Mae, 3.5%, 1/1/47                              10,432,587
         935,504                            Fannie Mae, 3.5%, 10/1/46                                968,161
       1,508,607                            Fannie Mae, 3.5%, 10/1/46                              1,556,355
       3,168,475                            Fannie Mae, 3.5%, 11/1/40                              3,285,047
       1,460,482                            Fannie Mae, 3.5%, 11/1/42                              1,511,088
         681,530                            Fannie Mae, 3.5%, 11/1/42                                707,084
         311,044                            Fannie Mae, 3.5%, 11/1/42                                322,706
         875,608                            Fannie Mae, 3.5%, 11/1/42                                908,434
       1,735,912                            Fannie Mae, 3.5%, 11/1/46                              1,790,855
          32,205                            Fannie Mae, 3.5%, 12/1/42                                 33,412
       1,140,376                            Fannie Mae, 3.5%, 12/1/42                              1,183,127
       3,338,363                            Fannie Mae, 3.5%, 12/1/44                              3,458,060
       7,080,191                            Fannie Mae, 3.5%, 12/1/46                              7,304,283
       8,410,610                            Fannie Mae, 3.5%, 2/1/45                               8,724,962
       6,072,158                            Fannie Mae, 3.5%, 2/1/46                               6,264,345
      13,906,465                            Fannie Mae, 3.5%, 2/1/47                              14,346,613
       3,863,157                            Fannie Mae, 3.5%, 3/1/46                               3,985,428
       7,048,888                            Fannie Mae, 3.5%, 4/1/46                               7,271,989
       4,400,054                            Fannie Mae, 3.5%, 5/1/46                               4,564,011
      11,350,376                            Fannie Mae, 3.5%, 5/1/47                              11,709,622
       1,226,025                            Fannie Mae, 3.5%, 6/1/42                               1,269,439
      10,496,060                            Fannie Mae, 3.5%, 6/1/45                              10,860,632
       1,625,703                            Fannie Mae, 3.5%, 6/1/46                               1,686,326
       4,889,624                            Fannie Mae, 3.5%, 7/1/42                               5,061,374
         582,298                            Fannie Mae, 3.5%, 7/1/46                                 603,316
         447,894                            Fannie Mae, 3.5%, 7/1/47                                 462,070
      11,051,412                            Fannie Mae, 3.5%, 7/1/47                              11,401,195
      15,777,041                            Fannie Mae, 3.5%, 7/1/47                              16,276,393
       3,768,739                            Fannie Mae, 3.5%, 7/1/47                               3,888,022
       7,067,870                            Fannie Mae, 3.5%, 8/1/42                               7,313,606
      11,630,082                            Fannie Mae, 3.5%, 8/1/42                              12,036,650
       1,973,545                            Fannie Mae, 3.5%, 8/1/47                               2,036,009
      24,962,921                            Fannie Mae, 3.5%, 8/1/47                              25,753,012
       9,034,995                            Fannie Mae, 3.5%, 9/1/45                               9,388,018
       2,805,183                            Fannie Mae, 3.5%, 9/1/45                               2,910,582
      14,365,980                            Fannie Mae, 3.5%, 9/1/46                              14,820,671
       1,232,232                            Fannie Mae, 3.5%, 9/1/46                               1,278,067
       5,853,776                            Fannie Mae, 4.0%, 1/1/42                               6,189,625
       1,821,300                            Fannie Mae, 4.0%, 1/1/42                               1,925,984

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          31,096                            Fannie Mae, 4.0%, 1/1/45                       $          32,766
      13,716,588                            Fannie Mae, 4.0%, 1/1/47                              14,457,006
       9,974,539                            Fannie Mae, 4.0%, 10/1/40                             10,703,844
       3,595,652                            Fannie Mae, 4.0%, 10/1/43                              3,826,386
         433,637                            Fannie Mae, 4.0%, 10/1/44                                457,046
         130,613                            Fannie Mae, 4.0%, 10/1/44                                137,670
         115,011                            Fannie Mae, 4.0%, 10/1/44                                121,215
          11,688                            Fannie Mae, 4.0%, 10/1/44                                 12,318
         278,136                            Fannie Mae, 4.0%, 10/1/44                                292,923
       3,953,190                            Fannie Mae, 4.0%, 10/1/45                              4,163,356
       6,303,954                            Fannie Mae, 4.0%, 10/1/45                              6,640,686
      12,000,000                            Fannie Mae, 4.0%, 10/12/17 (TBA)                      12,634,687
       1,694,805                            Fannie Mae, 4.0%, 11/1/41                              1,792,027
           9,734                            Fannie Mae, 4.0%, 11/1/41                                 10,291
         353,433                            Fannie Mae, 4.0%, 11/1/42                                372,223
       6,122,096                            Fannie Mae, 4.0%, 11/1/43                              6,496,823
       1,980,706                            Fannie Mae, 4.0%, 11/1/43                              2,116,009
         103,053                            Fannie Mae, 4.0%, 11/1/44                                108,606
         139,602                            Fannie Mae, 4.0%, 11/1/44                                147,126
         441,839                            Fannie Mae, 4.0%, 11/1/44                                465,631
         361,594                            Fannie Mae, 4.0%, 11/1/44                                380,818
         281,127                            Fannie Mae, 4.0%, 11/1/44                                296,254
      12,481,592                            Fannie Mae, 4.0%, 11/1/45                             13,293,982
       2,264,077                            Fannie Mae, 4.0%, 11/1/46                              2,385,194
          40,121                            Fannie Mae, 4.0%, 12/1/23                                 42,254
          11,858                            Fannie Mae, 4.0%, 12/1/30                                 12,594
       4,190,888                            Fannie Mae, 4.0%, 12/1/40                              4,497,368
      14,491,626                            Fannie Mae, 4.0%, 12/1/41                             15,324,306
       3,767,144                            Fannie Mae, 4.0%, 12/1/41                              3,983,454
          60,478                            Fannie Mae, 4.0%, 12/1/41                                 63,896
       1,054,838                            Fannie Mae, 4.0%, 12/1/43                              1,122,529
          77,868                            Fannie Mae, 4.0%, 12/1/44                                 82,067
       1,784,676                            Fannie Mae, 4.0%, 2/1/42                               1,886,799
       3,714,003                            Fannie Mae, 4.0%, 2/1/42                               3,926,486
       1,925,057                            Fannie Mae, 4.0%, 2/1/44                               2,051,067
       3,246,305                            Fannie Mae, 4.0%, 2/1/44                               3,456,989
         707,073                            Fannie Mae, 4.0%, 2/1/47                                 750,616
         192,651                            Fannie Mae, 4.0%, 4/1/41                                 205,323
       5,439,684                            Fannie Mae, 4.0%, 4/1/42                               5,752,079
         941,573                            Fannie Mae, 4.0%, 4/1/42                                 992,820
       2,902,098                            Fannie Mae, 4.0%, 4/1/42                               3,068,332
       4,680,842                            Fannie Mae, 4.0%, 4/1/47                               4,957,706

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 55

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       4,923,520                            Fannie Mae, 4.0%, 4/1/47                       $       5,186,386
       7,344,117                            Fannie Mae, 4.0%, 4/1/47                               7,778,518
         245,216                            Fannie Mae, 4.0%, 5/1/42                                 259,311
         363,549                            Fannie Mae, 4.0%, 6/1/42                                 384,445
         647,973                            Fannie Mae, 4.0%, 6/1/44                                 682,957
       9,687,941                            Fannie Mae, 4.0%, 6/1/46                              10,204,592
       2,236,590                            Fannie Mae, 4.0%, 6/1/47                               2,369,090
         597,160                            Fannie Mae, 4.0%, 6/1/47                                 632,537
       3,891,900                            Fannie Mae, 4.0%, 6/1/47                               4,099,690
       5,326,978                            Fannie Mae, 4.0%, 6/1/47                               5,611,389
      12,073,769                            Fannie Mae, 4.0%, 6/1/47                              12,718,395
             400                            Fannie Mae, 4.0%, 7/1/18                                     413
       1,331,680                            Fannie Mae, 4.0%, 7/1/42                               1,418,688
         112,452                            Fannie Mae, 4.0%, 7/1/42                                 118,916
       9,323,993                            Fannie Mae, 4.0%, 7/1/44                               9,827,222
      10,412,344                            Fannie Mae, 4.0%, 7/1/46                              10,968,383
      12,357,566                            Fannie Mae, 4.0%, 7/1/46                              13,016,699
       4,240,641                            Fannie Mae, 4.0%, 7/1/47                               4,467,046
       3,690,513                            Fannie Mae, 4.0%, 7/1/47                               3,909,150
      10,463,462                            Fannie Mae, 4.0%, 8/1/42                              11,064,092
       2,896,576                            Fannie Mae, 4.0%, 8/1/43                               3,065,198
       2,873,474                            Fannie Mae, 4.0%, 8/1/43                               3,046,629
       5,660,883                            Fannie Mae, 4.0%, 8/1/44                               5,966,176
      10,578,299                            Fannie Mae, 4.0%, 8/1/46                              11,143,391
       4,055,878                            Fannie Mae, 4.0%, 8/1/47                               4,272,423
       7,199,469                            Fannie Mae, 4.0%, 8/1/47                               7,583,855
         629,180                            Fannie Mae, 4.0%, 9/1/37                                 666,933
         132,836                            Fannie Mae, 4.0%, 9/1/44                                 140,002
         987,099                            Fannie Mae, 4.5%, 1/1/47                               1,061,139
       4,540,763                            Fannie Mae, 4.5%, 11/1/40                              4,916,273
       3,189,503                            Fannie Mae, 4.5%, 11/1/43                              3,427,303
         235,705                            Fannie Mae, 4.5%, 12/1/40                                255,683
      11,655,312                            Fannie Mae, 4.5%, 12/1/40                             12,615,480
          30,525                            Fannie Mae, 4.5%, 12/1/41                                 32,769
       5,290,255                            Fannie Mae, 4.5%, 2/1/44                               5,686,768
       4,844,254                            Fannie Mae, 4.5%, 2/1/44                               5,208,271
       4,390,180                            Fannie Mae, 4.5%, 2/1/44                               4,718,656
         770,705                            Fannie Mae, 4.5%, 2/1/47                                 827,801
         590,279                            Fannie Mae, 4.5%, 3/1/41                                 639,007
         926,474                            Fannie Mae, 4.5%, 3/1/41                               1,002,175
           4,854                            Fannie Mae, 4.5%, 4/1/41                                   5,244
       5,351,517                            Fannie Mae, 4.5%, 5/1/41                               5,839,071

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       3,265,351                            Fannie Mae, 4.5%, 5/1/41                       $       3,523,415
      10,727,521                            Fannie Mae, 4.5%, 7/1/41                              11,641,356
       2,411,857                            Fannie Mae, 4.5%, 7/1/41                               2,606,351
         142,969                            Fannie Mae, 4.5%, 8/1/40                                 154,756
      11,577,809                            Fannie Mae, 4.5%, 8/1/41                              12,530,155
         595,144                            Fannie Mae, 4.5%, 9/1/41                                 643,647
       5,735,762                            Fannie Mae, 4.5%, 9/1/43                               6,168,919
       1,083,220                            Fannie Mae, 5.0%, 1/1/39                               1,193,587
      19,628,583                            Fannie Mae, 5.0%, 1/1/45                              21,401,400
         482,234                            Fannie Mae, 5.0%, 10/1/40                                529,596
      25,111,977                            Fannie Mae, 5.0%, 11/1/44                             27,437,690
         128,320                            Fannie Mae, 5.0%, 2/1/22                                 135,048
           5,986                            Fannie Mae, 5.0%, 4/1/22                                   6,136
         343,074                            Fannie Mae, 5.0%, 5/1/38                                 374,981
         386,675                            Fannie Mae, 5.0%, 5/1/41                                 422,193
          37,698                            Fannie Mae, 5.0%, 6/1/22                                  38,569
          17,749                            Fannie Mae, 5.0%, 6/1/22                                  18,675
       3,250,996                            Fannie Mae, 5.0%, 6/1/35                               3,582,784
       1,989,460                            Fannie Mae, 5.0%, 6/1/40                               2,173,328
         258,876                            Fannie Mae, 5.0%, 6/1/40                                 282,464
         758,989                            Fannie Mae, 5.0%, 7/1/35                                 835,992
       2,030,014                            Fannie Mae, 5.0%, 7/1/35                               2,235,624
         684,428                            Fannie Mae, 5.0%, 7/1/39                                 748,401
         407,263                            Fannie Mae, 5.0%, 7/1/39                                 444,577
         730,501                            Fannie Mae, 5.0%, 7/1/39                                 797,706
       1,375,994                            Fannie Mae, 5.0%, 7/1/40                               1,503,024
         358,053                            Fannie Mae, 5.0%, 7/1/41                                 391,004
       1,060,171                            Fannie Mae, 5.0%, 8/1/35                               1,160,885
       9,832,617                            Fannie Mae, 5.0%, 9/1/43                              10,720,680
         145,956                            Fannie Mae, 5.5%, 12/1/35                                163,317
         180,797                            Fannie Mae, 5.5%, 3/1/21                                 188,092
          67,680                            Fannie Mae, 5.5%, 3/1/36                                  75,716
          84,698                            Fannie Mae, 5.5%, 4/1/34                                  94,953
          86,589                            Fannie Mae, 5.5%, 4/1/36                                  95,713
          16,141                            Fannie Mae, 5.5%, 5/1/33                                  17,932
          13,726                            Fannie Mae, 5.5%, 6/1/33                                  15,367
          41,398                            Fannie Mae, 5.5%, 7/1/33                                  46,342
           8,989                            Fannie Mae, 6.0%, 1/1/33                                  10,248
          58,784                            Fannie Mae, 6.0%, 1/1/34                                  67,153
           1,932                            Fannie Mae, 6.0%, 10/1/32                                  2,201
           4,068                            Fannie Mae, 6.0%, 11/1/32                                  4,576
          50,399                            Fannie Mae, 6.0%, 12/1/32                                 57,369

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 57

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          67,115                            Fannie Mae, 6.0%, 12/1/33                      $          76,680
         124,705                            Fannie Mae, 6.0%, 12/1/37                                140,702
           1,182                            Fannie Mae, 6.0%, 3/1/32                                   1,343
           4,860                            Fannie Mae, 6.0%, 3/1/33                                   5,536
           2,452                            Fannie Mae, 6.0%, 3/1/33                                   2,758
         180,517                            Fannie Mae, 6.0%, 4/1/38                                 204,726
          50,558                            Fannie Mae, 6.0%, 5/1/33                                  57,118
         171,282                            Fannie Mae, 6.0%, 6/1/37                                 194,816
          88,392                            Fannie Mae, 6.0%, 7/1/38                                  99,597
          12,621                            Fannie Mae, 6.5%, 10/1/32                                 13,986
             753                            Fannie Mae, 6.5%, 2/1/32                                     849
           2,139                            Fannie Mae, 6.5%, 3/1/32                                   2,370
             300                            Fannie Mae, 6.5%, 4/1/29                                     333
             775                            Fannie Mae, 6.5%, 5/1/31                                     858
             247                            Fannie Mae, 6.5%, 6/1/31                                     274
           1,910                            Fannie Mae, 6.5%, 8/1/32                                   2,171
             318                            Fannie Mae, 7.0%, 2/1/29                                     370
             858                            Fannie Mae, 7.0%, 5/1/28                                     976
             509                            Fannie Mae, 7.0%, 7/1/31                                     535
             641                            Fannie Mae, 7.5%, 1/1/28                                     696
         729,636                            Federal Home Loan Mortgage Corp.,
                                            2.5%, 1/1/30                                             736,167
         402,297                            Federal Home Loan Mortgage Corp.,
                                            2.5%, 4/1/30                                             405,500
       1,205,329                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 11/1/30                                          1,240,788
      12,900,812                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 11/1/42                                         13,019,475
       3,039,132                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 12/1/46                                          3,053,340
       8,418,957                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 2/1/47                                           8,458,317
       1,139,166                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 3/1/47                                           1,144,492
       1,859,377                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 5/1/43                                           1,876,774
         468,577                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 7/1/47                                             470,768
       6,643,651                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 9/1/46                                           6,674,683
       3,335,247                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 1/1/47                                           3,442,608
       2,425,073                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 10/1/40                                          2,513,544

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       2,285,041                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 10/1/42                                  $       2,372,566
       6,313,480                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 11/1/28                                          6,643,875
      15,889,915                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 12/1/46                                         16,497,587
      10,921,606                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 5/1/46                                          11,273,168
      11,002,573                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 6/1/45                                          11,426,724
         746,334                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 6/1/47                                             773,553
       2,561,703                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 6/1/47                                           2,644,164
       5,432,570                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 6/1/47                                           5,607,442
         568,645                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 7/1/45                                             590,896
      12,542,618                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 7/1/47                                          12,946,360
      16,484,586                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 8/1/46                                          17,082,302
      13,704,172                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 8/1/46                                          14,228,230
      16,465,581                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 8/1/46                                          17,066,327
      11,403,436                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 8/1/47                                          11,770,508
       2,490,570                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 1/1/46                                           2,623,176
       7,361,322                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 10/1/42                                          7,780,737
         247,232                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 10/1/46                                            260,396
       3,842,647                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 12/1/44                                          4,047,242
         705,325                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 2/1/44                                             748,760
      10,832,369                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 2/1/46                                          11,409,120
       1,765,270                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 3/1/47                                           1,859,530
      10,352,898                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 4/1/47                                          10,957,201
       5,073,556                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 4/1/47                                           5,370,829

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 59

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       9,998,822                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 4/1/47                                   $      10,532,707
       3,202,991                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 4/1/47                                           3,390,666
         683,203                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 5/1/46                                             719,579
         320,754                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 5/1/46                                             337,832
      18,179,050                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 5/1/47                                          19,146,963
       5,247,033                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 6/1/46                                           5,526,403
       2,165,652                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 6/1/47                                           2,280,958
       1,434,281                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 7/1/44                                           1,522,601
       1,401,786                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 7/1/44                                           1,488,102
       1,024,995                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 7/1/44                                           1,088,061
       8,481,915                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 7/1/46                                           8,933,521
       4,248,211                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 7/1/47                                           4,474,400
       8,258,275                            Federal Home Loan Mortgage Corp.,
                                            4.0%, 8/1/46                                           8,697,974
         326,076                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 10/1/35                                            350,646
         464,029                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 10/1/43                                            498,242
         699,863                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 11/1/40                                            753,210
       1,573,039                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 11/1/43                                          1,686,648
          28,677                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 3/1/44                                              30,745
          79,195                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 5/1/44                                              84,900
      10,335,328                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 5/1/47                                          11,081,589
       1,188,777                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 7/1/40                                           1,279,150
         122,295                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 9/1/41                                             131,571
          59,210                            Federal Home Loan Mortgage Corp.,
                                            4.5%, 9/1/43                                              63,487

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          33,299                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 11/1/34                                  $          36,544
       5,078,731                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 11/1/39                                          5,573,895
         177,424                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 12/1/21                                            184,520
         169,675                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 12/1/34                                            184,899
         130,840                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 4/1/23                                             139,353
          28,198                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 5/1/34                                              30,776
         128,044                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 7/1/35                                             139,764
         364,215                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 9/1/38                                             399,356
         257,562                            Federal Home Loan Mortgage Corp.,
                                            5.0%, 9/1/38                                             282,437
       2,550,209                            Federal Home Loan Mortgage Corp.,
                                            5.5%, 6/1/41                                           2,842,010
          63,913                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 1/1/33                                              71,899
          55,597                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 1/1/34                                              63,148
           5,378                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 10/1/37                                              6,061
          71,483                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 12/1/36                                             81,071
         122,914                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 12/1/37                                            139,164
           8,964                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 3/1/33                                              10,084
          14,696                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 3/1/33                                              16,532
          58,680                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 6/1/35                                              66,012
          92,909                            Federal Home Loan Mortgage Corp.,
                                            6.0%, 8/1/34                                             105,320
           2,180                            Federal Home Loan Mortgage Corp.,
                                            6.5%, 9/1/32                                               2,416
          14,203                            Federal National Mortgage Association,
                                            4.0%, 2/1/44                                              14,971
         451,377                            Federal National Mortgage Association,
                                            5.0%, 12/1/41                                            493,142
       2,168,570                            Government National Mortgage
                                            Association I, 3.5%, 10/15/42                          2,267,189

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 61

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         391,904                            Government National Mortgage
                                            Association I, 3.5%, 10/15/44                  $         408,204
       9,483,733                            Government National Mortgage
                                            Association I, 3.5%, 10/15/44                          9,878,173
      12,511,341                            Government National Mortgage
                                            Association I, 3.5%, 11/15/41                         13,055,848
       8,152,753                            Government National Mortgage
                                            Association I, 3.5%, 7/15/42                           8,491,836
       3,917,239                            Government National Mortgage
                                            Association I, 3.5%, 8/15/46                           4,080,162
       6,288,247                            Government National Mortgage
                                            Association I, 3.5%, 9/15/44                           6,549,784
          12,662                            Government National Mortgage
                                            Association I, 4.0%, 1/15/40                              13,359
           7,236                            Government National Mortgage
                                            Association I, 4.0%, 1/15/41                               7,668
          51,833                            Government National Mortgage
                                            Association I, 4.0%, 1/15/41                              54,917
          48,137                            Government National Mortgage
                                            Association I, 4.0%, 1/15/41                              51,002
          18,700                            Government National Mortgage
                                            Association I, 4.0%, 1/15/42                              19,730
       1,209,611                            Government National Mortgage
                                            Association I, 4.0%, 1/15/42                           1,281,521
       1,583,378                            Government National Mortgage
                                            Association I, 4.0%, 1/15/45                           1,670,972
       1,777,196                            Government National Mortgage
                                            Association I, 4.0%, 1/15/45                           1,875,023
         178,342                            Government National Mortgage
                                            Association I, 4.0%, 1/15/45                             188,159
       1,603,824                            Government National Mortgage
                                            Association I, 4.0%, 1/15/45                           1,692,108
          26,480                            Government National Mortgage
                                            Association I, 4.0%, 10/15/40                             28,069
          13,882                            Government National Mortgage
                                            Association I, 4.0%, 10/15/40                             14,674
          81,693                            Government National Mortgage
                                            Association I, 4.0%, 10/15/40                             86,553
          10,022                            Government National Mortgage
                                            Association I, 4.0%, 10/15/41                             10,619
          12,033                            Government National Mortgage
                                            Association I, 4.0%, 10/15/41                             12,696
          95,541                            Government National Mortgage
                                            Association I, 4.0%, 10/15/41                            100,880
          17,172                            Government National Mortgage
                                            Association I, 4.0%, 10/15/41                             18,194

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          12,248                            Government National Mortgage
                                            Association I, 4.0%, 10/15/41                  $          12,973
          19,705                            Government National Mortgage
                                            Association I, 4.0%, 10/15/42                             20,804
           7,057                            Government National Mortgage
                                            Association I, 4.0%, 10/15/43                              7,445
         903,689                            Government National Mortgage
                                            Association I, 4.0%, 10/15/44                            953,433
          74,959                            Government National Mortgage
                                            Association I, 4.0%, 10/15/44                             79,085
         146,760                            Government National Mortgage
                                            Association I, 4.0%, 10/15/44                            154,838
          11,866                            Government National Mortgage
                                            Association I, 4.0%, 11/15/40                             12,575
          56,580                            Government National Mortgage
                                            Association I, 4.0%, 11/15/40                             59,694
         194,782                            Government National Mortgage
                                            Association I, 4.0%, 11/15/40                            206,504
         438,368                            Government National Mortgage
                                            Association I, 4.0%, 11/15/40                            464,701
          44,538                            Government National Mortgage
                                            Association I, 4.0%, 11/15/41                             47,188
          10,393                            Government National Mortgage
                                            Association I, 4.0%, 11/15/41                             10,988
          21,533                            Government National Mortgage
                                            Association I, 4.0%, 11/15/41                             22,814
         127,507                            Government National Mortgage
                                            Association I, 4.0%, 11/15/41                            134,828
          10,982                            Government National Mortgage
                                            Association I, 4.0%, 11/15/42                             11,587
          13,639                            Government National Mortgage
                                            Association I, 4.0%, 11/15/43                             14,472
          35,536                            Government National Mortgage
                                            Association I, 4.0%, 11/15/44                             37,492
          21,717                            Government National Mortgage
                                            Association I, 4.0%, 11/15/44                             23,045
         366,676                            Government National Mortgage
                                            Association I, 4.0%, 11/15/44                            388,359
          54,408                            Government National Mortgage
                                            Association I, 4.0%, 11/15/44                             57,412
          10,685                            Government National Mortgage
                                            Association I, 4.0%, 12/15/40                             11,321
         851,451                            Government National Mortgage
                                            Association I, 4.0%, 12/15/40                            898,433
           9,226                            Government National Mortgage
                                            Association I, 4.0%, 12/15/40                              9,779

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 63

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         156,182                            Government National Mortgage
                                            Association I, 4.0%, 12/15/40                  $         164,789
          14,166                            Government National Mortgage
                                            Association I, 4.0%, 12/15/41                             14,946
          14,533                            Government National Mortgage
                                            Association I, 4.0%, 12/15/41                             15,380
          21,187                            Government National Mortgage
                                            Association I, 4.0%, 12/15/41                             22,450
         549,791                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                            583,578
         102,433                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                            108,071
         709,254                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                            748,423
         128,243                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                            135,303
          11,463                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                             12,142
         488,661                            Government National Mortgage
                                            Association I, 4.0%, 12/15/44                            515,668
         996,932                            Government National Mortgage
                                            Association I, 4.0%, 2/15/41                           1,056,716
          20,570                            Government National Mortgage
                                            Association I, 4.0%, 2/15/41                              21,808
          19,196                            Government National Mortgage
                                            Association I, 4.0%, 2/15/42                              20,340
          11,613                            Government National Mortgage
                                            Association I, 4.0%, 2/15/42                              12,261
         173,394                            Government National Mortgage
                                            Association I, 4.0%, 2/15/42                             183,256
         143,367                            Government National Mortgage
                                            Association I, 4.0%, 2/15/42                             151,279
           8,515                            Government National Mortgage
                                            Association I, 4.0%, 2/15/42                               9,000
         237,592                            Government National Mortgage
                                            Association I, 4.0%, 2/15/44                             252,310
         144,463                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                             152,415
       1,345,484                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                           1,419,794
         211,303                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                             222,935
         250,688                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                             264,487
         302,413                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                             319,059

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         148,903                            Government National Mortgage
                                            Association I, 4.0%, 2/15/45                   $         157,099
           8,611                            Government National Mortgage
                                            Association I, 4.0%, 3/15/39                               9,086
          69,216                            Government National Mortgage
                                            Association I, 4.0%, 3/15/41                              73,369
         102,436                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                             108,532
       3,363,254                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                           3,548,387
       5,539,050                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                           5,843,952
         153,434                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                             161,880
         569,888                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                             601,690
         239,767                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                             252,965
         246,325                            Government National Mortgage
                                            Association I, 4.0%, 3/15/44                             259,884
         934,093                            Government National Mortgage
                                            Association I, 4.0%, 3/15/45                             985,511
          10,819                            Government National Mortgage
                                            Association I, 4.0%, 4/15/39                              11,414
          13,014                            Government National Mortgage
                                            Association I, 4.0%, 4/15/39                              13,731
         198,857                            Government National Mortgage
                                            Association I, 4.0%, 4/15/40                             209,803
          16,805                            Government National Mortgage
                                            Association I, 4.0%, 4/15/41                              17,764
       2,020,801                            Government National Mortgage
                                            Association I, 4.0%, 4/15/43                           2,132,037
           9,232                            Government National Mortgage
                                            Association I, 4.0%, 4/15/43                               9,757
       1,581,569                            Government National Mortgage
                                            Association I, 4.0%, 4/15/44                           1,668,628
         747,251                            Government National Mortgage
                                            Association I, 4.0%, 4/15/44                             788,384
          14,031                            Government National Mortgage
                                            Association I, 4.0%, 4/15/44                              14,804
         187,452                            Government National Mortgage
                                            Association I, 4.0%, 4/15/44                             197,776
         184,624                            Government National Mortgage
                                            Association I, 4.0%, 4/15/45                             194,787
          12,938                            Government National Mortgage
                                            Association I, 4.0%, 5/15/41                              13,650

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 65

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         163,445                            Government National Mortgage
                                            Association I, 4.0%, 5/15/41                   $         172,442
          89,134                            Government National Mortgage
                                            Association I, 4.0%, 5/15/41                              94,437
       1,576,578                            Government National Mortgage
                                            Association I, 4.0%, 5/15/42                           1,667,302
         223,845                            Government National Mortgage
                                            Association I, 4.0%, 5/15/43                             237,001
          40,252                            Government National Mortgage
                                            Association I, 4.0%, 5/15/43                              42,467
          12,154                            Government National Mortgage
                                            Association I, 4.0%, 5/15/43                              12,824
         371,828                            Government National Mortgage
                                            Association I, 4.0%, 5/15/44                             392,296
         203,112                            Government National Mortgage
                                            Association I, 4.0%, 5/15/45                             214,292
           5,994                            Government National Mortgage
                                            Association I, 4.0%, 6/15/41                               6,333
           9,493                            Government National Mortgage
                                            Association I, 4.0%, 6/15/41                              10,022
       2,930,047                            Government National Mortgage
                                            Association I, 4.0%, 6/15/41                           3,097,225
         282,120                            Government National Mortgage
                                            Association I, 4.0%, 6/15/42                             298,938
         126,260                            Government National Mortgage
                                            Association I, 4.0%, 6/15/42                             133,292
         128,324                            Government National Mortgage
                                            Association I, 4.0%, 6/15/42                             135,647
          70,931                            Government National Mortgage
                                            Association I, 4.0%, 6/15/43                              74,836
          17,644                            Government National Mortgage
                                            Association I, 4.0%, 7/15/39                              18,616
         415,026                            Government National Mortgage
                                            Association I, 4.0%, 7/15/40                             439,787
         238,768                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                             252,975
          12,041                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                              12,766
         137,124                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                             144,947
          58,328                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                              61,810
          17,930                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                              19,005
         258,322                            Government National Mortgage
                                            Association I, 4.0%, 7/15/41                             273,748

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         158,564                            Government National Mortgage
                                            Association I, 4.0%, 7/15/43                   $         168,310
          44,862                            Government National Mortgage
                                            Association I, 4.0%, 7/15/45                              47,341
         300,737                            Government National Mortgage
                                            Association I, 4.0%, 8/15/40                             319,961
         183,073                            Government National Mortgage
                                            Association I, 4.0%, 8/15/40                             194,046
          10,043                            Government National Mortgage
                                            Association I, 4.0%, 8/15/41                              10,598
         108,214                            Government National Mortgage
                                            Association I, 4.0%, 8/15/41                             114,383
          15,057                            Government National Mortgage
                                            Association I, 4.0%, 8/15/41                              15,953
           3,470                            Government National Mortgage
                                            Association I, 4.0%, 8/15/41                               3,661
         129,435                            Government National Mortgage
                                            Association I, 4.0%, 8/15/43                             137,377
         633,903                            Government National Mortgage
                                            Association I, 4.0%, 8/15/43                             670,076
       1,697,312                            Government National Mortgage
                                            Association I, 4.0%, 8/15/44                           1,790,742
         168,629                            Government National Mortgage
                                            Association I, 4.0%, 8/15/44                             178,985
         228,100                            Government National Mortgage
                                            Association I, 4.0%, 8/15/44                             240,656
         527,634                            Government National Mortgage
                                            Association I, 4.0%, 8/15/44                             556,697
       1,934,942                            Government National Mortgage
                                            Association I, 4.0%, 8/15/44                           2,041,452
          76,490                            Government National Mortgage
                                            Association I, 4.0%, 9/15/40                              81,035
         849,215                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                             899,634
         363,084                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                             384,690
          11,952                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                              12,619
          68,599                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                              72,550
          43,205                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                              45,793
          10,071                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                              10,665
           8,875                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                               9,402

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 67

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
           8,997                            Government National Mortgage
                                            Association I, 4.0%, 9/15/41                   $           9,533
          17,076                            Government National Mortgage
                                            Association I, 4.0%, 9/15/43                              18,073
         126,091                            Government National Mortgage
                                            Association I, 4.0%, 9/15/43                             133,031
         109,568                            Government National Mortgage
                                            Association I, 4.0%, 9/15/43                             115,600
         269,660                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             284,598
       1,812,482                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           1,913,942
       2,157,970                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           2,276,757
       4,554,774                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           4,805,496
       4,777,869                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           5,042,032
          10,387                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                              10,959
         493,482                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             520,646
         318,582                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             336,119
       1,225,695                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           1,293,516
       1,067,744                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                           1,126,519
         618,220                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             652,251
         187,105                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             197,405
         147,071                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             155,192
         236,434                            Government National Mortgage
                                            Association I, 4.0%, 9/15/44                             249,457
         245,998                            Government National Mortgage
                                            Association I, 4.0%, 9/15/45                             260,636
         574,327                            Government National Mortgage
                                            Association I, 4.5%, 1/15/40                             625,660
         140,560                            Government National Mortgage
                                            Association I, 4.5%, 10/15/33                            152,097
       1,541,986                            Government National Mortgage
                                            Association I, 4.5%, 11/15/40                          1,659,096
       1,585,681                            Government National Mortgage
                                            Association I, 4.5%, 3/15/38                           1,703,306

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          98,514                            Government National Mortgage
                                            Association I, 4.5%, 4/15/35                   $         105,834
          89,356                            Government National Mortgage
                                            Association I, 4.5%, 4/15/35                              95,640
       1,009,546                            Government National Mortgage
                                            Association I, 4.5%, 6/15/40                           1,086,206
         763,074                            Government National Mortgage
                                            Association I, 4.5%, 6/15/41                             822,962
       1,553,702                            Government National Mortgage
                                            Association I, 4.5%, 6/15/41                           1,672,375
         493,966                            Government National Mortgage
                                            Association I, 4.5%, 7/15/41                             534,124
       2,754,654                            Government National Mortgage
                                            Association I, 4.5%, 8/15/41                           2,980,843
         183,052                            Government National Mortgage
                                            Association I, 4.5%, 9/15/33                             199,311
         336,725                            Government National Mortgage
                                            Association I, 4.5%, 9/15/40                             364,667
          21,323                            Government National Mortgage
                                            Association I, 5.0%, 10/15/18                             21,663
           3,463                            Government National Mortgage
                                            Association I, 5.0%, 10/15/18                              3,524
          82,504                            Government National Mortgage
                                            Association I, 5.0%, 6/15/21                              86,124
         468,947                            Government National Mortgage
                                            Association I, 5.0%, 9/15/33                             516,283
         543,687                            Government National Mortgage
                                            Association I, 5.125%, 10/15/38                          603,644
         150,838                            Government National Mortgage
                                            Association I, 5.5%, 1/15/34                             169,994
          97,359                            Government National Mortgage
                                            Association I, 5.5%, 1/15/35                             109,327
           7,389                            Government National Mortgage
                                            Association I, 5.5%, 10/15/19                              7,519
          92,445                            Government National Mortgage
                                            Association I, 5.5%, 10/15/19                             94,347
         137,021                            Government National Mortgage
                                            Association I, 5.5%, 10/15/34                            152,660
             181                            Government National Mortgage
                                            Association I, 5.5%, 12/15/18                                181
          88,357                            Government National Mortgage
                                            Association I, 5.5%, 12/15/35                             98,808
         313,732                            Government National Mortgage
                                            Association I, 5.5%, 2/15/35                             353,590
          95,155                            Government National Mortgage
                                            Association I, 5.5%, 2/15/35                             106,014

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 69

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
              11                            Government National Mortgage
                                            Association I, 5.5%, 2/15/37                   $              12
          73,562                            Government National Mortgage
                                            Association I, 5.5%, 3/15/37                              82,482
         208,161                            Government National Mortgage
                                            Association I, 5.5%, 3/15/37                             231,917
         125,653                            Government National Mortgage
                                            Association I, 5.5%, 4/15/34                             142,158
          90,917                            Government National Mortgage
                                            Association I, 5.5%, 6/15/35                             102,594
          76,697                            Government National Mortgage
                                            Association I, 5.5%, 7/15/33                              86,668
         220,159                            Government National Mortgage
                                            Association I, 5.5%, 7/15/34                             248,334
          30,935                            Government National Mortgage
                                            Association I, 5.5%, 8/15/19                              31,480
          20,650                            Government National Mortgage
                                            Association I, 5.5%, 9/15/19                              20,758
          53,463                            Government National Mortgage
                                            Association I, 5.5%, 9/15/19                              54,357
          24,309                            Government National Mortgage
                                            Association I, 5.5%, 9/15/19                              24,482
         216,224                            Government National Mortgage
                                            Association I, 5.75%, 10/15/38                           242,259
          69,952                            Government National Mortgage
                                            Association I, 5.75%, 10/15/38                            78,887
          20,670                            Government National Mortgage
                                            Association I, 6.0%, 1/15/33                              23,298
          89,960                            Government National Mortgage
                                            Association I, 6.0%, 1/15/33                             102,319
          45,618                            Government National Mortgage
                                            Association I, 6.0%, 1/15/34                              51,872
          30,037                            Government National Mortgage
                                            Association I, 6.0%, 10/15/33                             33,856
         294,282                            Government National Mortgage
                                            Association I, 6.0%, 10/15/37                            331,701
         181,712                            Government National Mortgage
                                            Association I, 6.0%, 11/15/33                            204,817
          93,543                            Government National Mortgage
                                            Association I, 6.0%, 2/15/33                             107,820
          67,684                            Government National Mortgage
                                            Association I, 6.0%, 2/15/33                              76,909
          72,618                            Government National Mortgage
                                            Association I, 6.0%, 3/15/33                              84,078
           5,127                            Government National Mortgage
                                            Association I, 6.0%, 3/15/33                               5,779

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
          33,555                            Government National Mortgage
                                            Association I, 6.0%, 3/15/33                   $          37,954
         146,916                            Government National Mortgage
                                            Association I, 6.0%, 5/15/33                             169,733
          31,024                            Government National Mortgage
                                            Association I, 6.0%, 5/15/33                              34,968
         263,107                            Government National Mortgage
                                            Association I, 6.0%, 5/15/33                             296,562
          68,180                            Government National Mortgage
                                            Association I, 6.0%, 6/15/33                              77,574
         183,941                            Government National Mortgage
                                            Association I, 6.0%, 6/15/33                             211,795
         149,727                            Government National Mortgage
                                            Association I, 6.0%, 7/15/33                             173,963
          70,841                            Government National Mortgage
                                            Association I, 6.0%, 7/15/33                              80,507
         386,844                            Government National Mortgage
                                            Association I, 6.0%, 7/15/38                             436,032
         127,722                            Government National Mortgage
                                            Association I, 6.0%, 8/15/32                             145,335
          96,759                            Government National Mortgage
                                            Association I, 6.0%, 9/15/33                             109,062
          44,332                            Government National Mortgage
                                            Association I, 6.0%, 9/15/33                              50,021
           9,502                            Government National Mortgage
                                            Association I, 6.5%, 1/15/29                              10,486
           3,040                            Government National Mortgage
                                            Association I, 6.5%, 10/15/31                              3,355
           1,320                            Government National Mortgage
                                            Association I, 6.5%, 10/15/31                              1,457
          13,033                            Government National Mortgage
                                            Association I, 6.5%, 10/15/32                             14,383
          44,070                            Government National Mortgage
                                            Association I, 6.5%, 11/15/32                             51,695
             309                            Government National Mortgage
                                            Association I, 6.5%, 12/15/31                                354
           2,797                            Government National Mortgage
                                            Association I, 6.5%, 2/15/32                               3,246
           1,463                            Government National Mortgage
                                            Association I, 6.5%, 3/15/32                               1,707
           1,441                            Government National Mortgage
                                            Association I, 6.5%, 5/15/29                               1,657
           7,401                            Government National Mortgage
                                            Association I, 6.5%, 5/15/32                               8,168
           3,435                            Government National Mortgage
                                            Association I, 6.5%, 6/15/32                               3,790

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 71

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
           3,012                            Government National Mortgage
                                            Association I, 6.5%, 6/15/32                   $           3,324
           4,616                            Government National Mortgage
                                            Association I, 6.5%, 7/15/32                               5,095
           6,196                            Government National Mortgage
                                            Association I, 6.5%, 7/15/32                               6,935
          22,126                            Government National Mortgage
                                            Association I, 6.5%, 7/15/35                              24,614
           2,446                            Government National Mortgage
                                            Association I, 6.5%, 8/15/32                               2,710
          17,987                            Government National Mortgage
                                            Association I, 6.5%, 8/15/32                              19,851
           2,892                            Government National Mortgage
                                            Association I, 6.5%, 8/15/32                               3,192
          65,763                            Government National Mortgage
                                            Association I, 6.5%, 9/15/32                              72,577
          37,240                            Government National Mortgage
                                            Association I, 6.5%, 9/15/32                              41,098
             484                            Government National Mortgage
                                            Association I, 7.0%, 5/15/29                                 539
             278                            Government National Mortgage
                                            Association I, 7.0%, 5/15/29                                 303
             772                            Government National Mortgage
                                            Association I, 7.0%, 5/15/31                                 799
           6,899                            Government National Mortgage
                                            Association I, 7.0%, 8/15/29                               7,023
              84                            Government National Mortgage
                                            Association I, 7.5%, 8/15/29                                  84
       6,420,750                            Government National Mortgage
                                            Association II, 3.0%, 8/20/46                          6,517,520
      14,047,171                            Government National Mortgage
                                            Association II, 3.0%, 9/20/46                         14,258,883
      13,368,086                            Government National Mortgage
                                            Association II, 3.5%, 1/20/47                         13,912,716
       1,688,882                            Government National Mortgage
                                            Association II, 3.5%, 3/20/45                          1,758,139
       2,888,388                            Government National Mortgage
                                            Association II, 3.5%, 3/20/46                          3,029,126
       2,162,924                            Government National Mortgage
                                            Association II, 3.5%, 4/20/45                          2,258,971
       2,669,670                            Government National Mortgage
                                            Association II, 3.5%, 4/20/45                          2,788,857
       1,121,462                            Government National Mortgage
                                            Association II, 3.5%, 4/20/45                          1,169,476
       8,683,160                            Government National Mortgage
                                            Association II, 3.5%, 8/20/45                          9,040,795

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
       5,820,256                            Government National Mortgage
                                            Association II, 4.0%, 10/20/44                 $       6,173,699
      11,803,353                            Government National Mortgage
                                            Association II, 4.0%, 10/20/46                        12,443,538
         403,610                            Government National Mortgage
                                            Association II, 4.5%, 1/20/35                            433,227
      10,742,733                            Government National Mortgage
                                            Association II, 4.5%, 1/20/47                         11,468,486
       2,742,497                            Government National Mortgage
                                            Association II, 4.5%, 10/20/44                         2,927,774
       5,746,236                            Government National Mortgage
                                            Association II, 4.5%, 11/20/44                         6,134,438
         641,973                            Government National Mortgage
                                            Association II, 4.5%, 12/20/34                           689,882
         382,322                            Government National Mortgage
                                            Association II, 4.5%, 3/20/35                            410,926
      12,976,126                            Government National Mortgage
                                            Association II, 4.5%, 8/20/47                         13,876,989
       3,862,062                            Government National Mortgage
                                            Association II, 4.5%, 9/20/41                          4,152,412
           6,485                            Government National Mortgage
                                            Association II, 5.5%, 10/20/37                             7,143
         109,274                            Government National Mortgage
                                            Association II, 5.5%, 3/20/34                            124,835
         158,544                            Government National Mortgage
                                            Association II, 6.0%, 10/20/33                           181,321
          44,482                            Government National Mortgage
                                            Association II, 6.0%, 5/20/32                             50,552
             242                            Government National Mortgage
                                            Association II, 6.5%, 1/20/28                                276
           3,750                            Government National Mortgage
                                            Association II, 7.0%, 1/20/29                              4,394
      48,020,000                            U.S. Treasury Bills, 10/5/17 (d)                      48,017,094
     123,353,454                            U.S. Treasury Inflation Indexed Bonds,
                                            0.75%, 2/15/45                                       117,645,475
      64,666,269                            U.S. Treasury Inflation Indexed Bonds,
                                            1.0%, 2/15/46                                         65,603,289
------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS
                                            (Cost $1,551,685,471)                          $   1,559,913,724
------------------------------------------------------------------------------------------------------------
                                            FOREIGN GOVERNMENT BONDS -- 3.6%
      10,915,000                            Africa Finance Corp., 4.375%,
                                            4/29/20 (144A)                                 $      11,287,856
       2,050,000                            Argentine Republic Government
                                            International Bond, 6.625%, 7/6/28                     2,162,750

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 73

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            FOREIGN GOVERNMENT BONDS -- (continued)
       4,090,000                            Argentine Republic Government
                                            International Bond, 7.5%, 4/22/26              $       4,597,160
       5,800,000                            Bahrain Government International Bond,
                                            7.0%, 10/12/28 (144A)                                  5,916,638
       9,600,000                            Brazil Minas SPE via State of Minas
                                            Gerais, 5.333%, 2/15/28 (144A)                         9,744,000
       8,500,000                            City of Buenos Aires Argentina, 7.5%,
                                            6/1/27 (144A)                                          9,422,250
      12,100,000                            Egypt Government International Bond,
                                            7.5%, 1/31/27 (144A)                                  13,165,695
EGP  315,100,000                            Egypt Treasury Bills, 3/6/18 (d)                      16,583,084
       4,160,000                            Hazine Mustesarligi Varlik Kiralama AS,
                                            5.004%, 4/6/23 (144A)                                  4,275,482
       2,500,000                            Ivory Coast Government International
                                            Bond, 6.125%, 6/15/33 (144A)                           2,455,430
       4,865,000                            Ivory Coast Government International
                                            Bond, 6.375%, 3/3/28 (144A)                            5,029,203
MXN  272,040,000                            Mexican Bonos, 6.5%, 6/9/22                           14,812,411
MXN   46,890,000                            Mexican Bonos, 7.5%, 6/3/27                            2,688,056
MXN  246,911,950                            Mexican Udibonos, 2.0%, 6/9/22                        12,930,906
NZD   45,595,000                            New Zealand Government Bond,
                                            5.5%, 4/15/23                                         37,897,043
NOK   63,500,000                            Norway Government Bond, 2.0%, 5/24/23                  8,328,740
NOK  118,980,000                            Norway Government Bond, 4.5%, 5/22/19                 15,890,487
       2,176,656                            Province of Salta Argentina, 9.5%,
                                            3/16/22 (144A)                                         2,329,022
       2,315,000                            Provincia de Buenos Aires Argentina,
                                            9.125%, 3/16/24 (144A)                                 2,662,250
       8,955,000                            Provincia del Chubut Argentina,
                                            7.75%, 7/26/26 (144A)                                  9,330,573
RUB       25,000                            Russian Federal Bond -- OFZ, 7.6%,
                                            7/20/22                                                      437
       6,075,000                            Turkey Government International Bond,
                                            6.0%, 3/25/27                                          6,521,148
UYU  335,025,000                            Uruguay Government International
                                            Bond, 9.875%, 6/20/22 (144A)                          12,467,637
------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $228,017,680)                            $     210,498,258
------------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 1.3% (g)
                                            Municipal Development -- 0.5%
       7,050,000        5.90                Brazos Harbor Industrial Development
                                            Corp., Floating Rate Note, 5/1/38              $       7,232,948
      19,893,000                            New Jersey Economic Development
                                            Authority, 2/15/18 (d)                                19,761,109
                                                                                           -----------------
                                                                                           $      26,994,057
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.4%
      17,600,000                            JobsOhio Beverage System,
                                            3.985%, 1/1/29                                 $      18,771,104
       4,480,000                            JobsOhio Beverage System,
                                            4.532%, 1/1/35                                         4,917,472
                                                                                           -----------------
                                                                                           $      23,688,576
------------------------------------------------------------------------------------------------------------
                                            Higher Municipal Education -- 0.3%
       2,300,000                            Amherst College, 3.794%, 11/1/42               $       2,287,655
       4,550,000                            Baylor University, 4.313%, 3/1/42                      4,799,795
       5,155,000                            California Educational Facilities Authority,
                                            5.0%, 6/1/46                                           6,840,788
       2,840,000                            Massachusetts Development Finance
                                            Agency, Harvard University-Series A,
                                            5.0%, 7/15/40                                          3,695,209
                                                                                           -----------------
                                                                                           $      17,623,447
------------------------------------------------------------------------------------------------------------
                                            Municipal Transportation -- 0.0%+
       2,620,000                            Port Authority of New York & New Jersey,
                                            4.458%, 10/1/62                                $       2,927,981
------------------------------------------------------------------------------------------------------------
                                            Municipal Obligation -- 0.1%
      13,525,000                            Commonwealth of Puerto Rico, 8.0%,
                                            7/1/35 (e)                                     $       6,559,625
------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $77,864,905)                             $      77,793,686
------------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 7.3%**
                                            ENERGY -- 0.2%
                                            Oil & Gas Refining & Marketing -- 0.0%+
       1,870,009        3.24   LIBOR +      Pilot Travel Centers LLC, Initial Tranche B
                               200 bps      Term Loan, 5/25/23                             $       1,884,814
------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 0.2%
       2,650,000        3.98   LIBOR +      Energy Transfer Equity LP, Loan, 2/2/24
                               275 bps                                                     $       2,664,670
      10,197,569        6.59   LIBOR +      Gulf Finance LLC, Tranche B Term
                               525 bps      Loan, 8/17/23                                          9,643,077
                                                                                           -----------------
                                                                                           $      12,307,747
------------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.0%+
       1,338,201        8.15   FIXED +      Long Haul Holdings, Ltd., Facility B
                               800 bps      Loan, 11/17/13 (e)                             $         140,511
                                                                                           -----------------
                                            Total Energy                                   $      14,333,072
------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.7%
                                            Diversified Chemicals -- 0.0%+
         604,651        0.00   LIBOR +      Tronox Finance LLC (Tronox Blocked
                               300 bps      Borrower LLC), Blocked Dollar Term Loan
                                            (First Lien) 9/14/24                           $         607,627

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 75

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- (continued)
       1,395,349        0.00   LIBOR +      Tronox Finance LLC (Tronox Blocked
                               300 bps      Borrower LLC), Initial Dollar Term Loan
                                            (First Lien), 9/14/24                          $       1,402,217
                                                                                           ------------------
                                                                                           $       2,009,844
-------------------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.1%
       4,178,813        4.74   LIBOR +      Methanol Holdings Trinidad, Ltd., Initial
                               350 bps      Term Loan, 6/2/22                              $       4,198,403
-------------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.2%
       3,901,212        3.33   LIBOR +      Axalta Coating Systems US Holdings,
                               200 bps      Inc., Term B-2 Dollar Loan, 6/30/24            $       3,925,391
       4,690,974        4.24   LIBOR +      MacDermid, Inc., Tranche B-6 Term
                               300 bps      Loan, 6/7/23                                           4,717,361
         990,000        5.48   LIBOR +      OMNOVA Solutions, Inc., Term B-2
                               425 bps      Loan, 8/17/23                                            999,900
         453,598        3.31   LIBOR +      WR Grace & Co-Conn, U.S. Term
                               200 bps      Loan, 1/23/21                                            455,634
                                                                                           ------------------
                                                                                           $      10,098,286
-------------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.1%
         520,693        4.07   LIBOR+       CeramTec Acquisition Corp., Initial Dollar
                               275 bps      Term B-2 Loan, 8/30/20                         $         523,296
       4,191,893        4.07   LIBOR +      CeramTec GmbH, Initial Dollar Term B-1
                               275 bps      Loan, 8/30/20                                          4,212,852
       1,271,323        4.07   LIBOR +      CeramTec GmbH, Dollar Term B-3
                               275 bps      Loan, 8/30/20                                          1,277,679
         997,500        5.08   LIBOR +      Unifrax I LLC, Term Loan (First Lien),
                               375 bps      3/30/24                                                1,006,540
                                                                                           ------------------
                                                                                           $       7,020,367
-------------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.2%
       3,281,833        4.48   LIBOR +      BWAY Corp., Initial Term Loan, 3/23/24
                               325 bps                                                     $       3,292,089
       6,595,908        5.58   LIBOR +      Coveris Holdings SA, Term Loan (First
                               425 bps      Lien), 6/26/22                                         6,589,728
                                                                                           ------------------
                                                                                           $       9,881,817
-------------------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.1%
       4,303,375        6.83   LIBOR +      Caraustar Industries, Inc., Refinancing
                               550 bps      Term Loan, 3/9/22                              $       4,312,791
-------------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.0%+
       1,843,858        4.38   LIBOR +      US Silica Co., Term Loan, 7/23/20
                               300 bps                                                     $       1,845,779
-------------------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.0%+
       2,090,825        4.49   LIBOR +      Ranpak Corp., Tranche B-1 USD Term
                               325 bps      Loan, 10/1/21                                  $       2,096,052
                                                                                           ------------------
                                            Total Materials                                $      41,463,339
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 1.3%
                                            Aerospace & Defense -- 0.4%
       3,244,470        5.74   LIBOR +      Alion Science & Technology Corp., Term
                               450 bps      Loan (First Lien), 8/13/21                     $       3,250,553
       5,775,114        3.98   LIBOR +      DigitalGlobe, Inc., Term Loan, 12/22/23
                               275 bps                                                             5,779,924
       7,031,280        7.75   LIBOR +      DynCorp International, Inc., Term
                               500 bps      Loan B2, 7/7/20                                        7,064,974
       7,033,965        6.08   LIBOR +      The SI Organization, Inc., Term Loan
                               475 bps      (First Lien), 11/19/19                                 7,140,572
                                                                                           -----------------
                                                                                           $      23,236,023
------------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.1%
       1,649,287        4.34   LIBOR +      Atkore International, Inc., Initial Incremental
                               300 bps      Term Loan (First Lien), 12/22/23               $       1,661,450
         846,475        4.33   LIBOR +      Builders FirstSource, Inc., Refinancing
                               300 bps      Term Loan, 2/29/24                                       849,561
       2,155,152        3.98   LIBOR +      Quikrete Holdings, Inc., Initial Loan
                               275 bps      (First Lien), 11/3/23                                  2,155,152
         953,063        3.98   LIBOR +      Summit Materials LLC, Restatement
                               275 bps      Effective Date Term Loan, 6/26/22                        961,799
                                                                                           -----------------
                                                                                           $       5,627,962
------------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.1%
       3,192,087        5.58   LIBOR +      Pelican Products, Inc., Term Loan (First
                               425 bps      Lien), 4/8/20                                  $       3,211,042
       2,107,273        6.82   LIBOR +      WireCo WorldGroup, Inc., Initial Term
                               550 bps      Loan (First Lien), 7/22/23                             2,132,560
                                                                                           -----------------
                                                                                           $       5,343,602
------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.1%
       1,223,982        4.80   LIBOR +      AVSC Holding Corp., New Term Loan
                               350 bps      (First Lien), 4/25/24                          $       1,223,982
       2,214,594        4.58   LIBOR +      Gates Global LLC, Initial B-1 Dollar
                               325 bps      Term Loan, 3/30/24                                     2,226,675
       3,473,750        4.24   LIBOR +      Milacron LLC, Term B Loan, 9/25/23
                               300 bps                                                             3,494,738
                                                                                           -----------------
                                                                                           $       6,945,395
------------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
       1,502,450        4.08   LIBOR +      Clark Equipment Co., Tranche B Term
                               275 bps      Loan, 5/11/24                                  $       1,512,936
       2,609,165        5.24   LIBOR +      Navistar, Inc., Tranche B Term
                               400 bps      Loan, 8/7/20                                           2,632,538
       1,602,221        3.58   LIBOR +      Terex Corp., Incremental U.S. Term
                               225 bps      Loan, 1/31/24                                          1,604,892
                                                                                           -----------------
                                                                                           $       5,750,366
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 77

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.3%
      14,524,997        5.48   LIBOR +      NN, Inc., Tranche B Term Loan, 10/19/22
                               425 bps                                                     $      14,552,231
       3,096,674        5.55   LIBOR +      Tank Holding Corp., Initial Term
                               425 bps      Loan, 7/9/19                                           3,116,029
                                                                                           -----------------
                                                                                           $      17,668,260
------------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.2%
       4,285,913        5.07   LIBOR +      Nexeo Solutions LLC, Term B Loan, 6/9/23
                               375 bps                                                     $       4,324,486
       6,262,799        3.98   LIBOR +      Univar USA, Inc., Term B-2 Loan, 7/1/22
                               275 bps                                                             6,292,648
       2,625,562        4.34   LIBOR +      WESCO Distribution, Inc., Tranche B-1
                               300 bps      Loan, 12/12/19                                         2,637,049
                                                                                           -----------------
                                                                                           $      13,254,183
                                                                                           -----------------
                                            Total Capital Goods                            $      77,825,791
------------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Environmental & Facilities Services -- 0.1%
         452,762        5.74   LIBOR +      Wastequip LLC, Term Loan, 8/9/19
                               450 bps                                                     $         454,460
       3,573,677        3.99   LIBOR +      WCA Waste Systems Inc., Term Loan
                               275 bps      (First Lien), 8/12/23                                  3,584,287
       1,345,103        0.00   LIBOR +      Wrangler Buyer Corp., Initial Term
                               300 bps      Loan, 9/20/24                                          1,352,669
                                                                                           -----------------
                                                                                           $       5,391,416
------------------------------------------------------------------------------------------------------------
                                            Office Services & Supplies -- 0.0%+
         888,772        3.74   LIBOR +      West Corp., Refinanced Term B-12
                               250 bps      Loan, 6/17/23                                  $         889,328
------------------------------------------------------------------------------------------------------------
                                            Security & Alarm Services -- 0.1%
       3,182,350        5.32   LIBOR +      Garda World Security Corp., Term B
                               400 bps      Loan, 5/3/24                                   $       3,215,169
                                                                                           -----------------
                                            Total Commercial Services & Supplies           $       9,495,913
------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.2%
                                            Airlines -- 0.1%
       1,092,274        3.73   LIBOR +      American Airlines, Inc., Class B Term
                               250 bps      Loan, 12/15/23                                 $       1,095,602
       5,142,289        3.74   LIBOR +      Delta Air Lines, Inc., 2014 Term B-1
                               250 bps      Loan, 10/18/18                                         5,176,038
         957,688        3.56   LIBOR +      United Airlines, Inc., Term Loan (First
                               225 bps      Lien), 4/1/24                                            962,356
                                                                                           -----------------
                                                                                           $       7,233,996
------------------------------------------------------------------------------------------------------------
                                            Marine -- 0.1%
       1,608,750        6.32   LIBOR +      Navios Maritime Partners LP, Term Loan
                               500 bps      (First Lien), 9/6/20                           $       1,606,739
                                                                                           -----------------
                                            Total Transportation                           $       8,840,735
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.2%
                                            Auto Parts & Equipment -- 0.2%
       2,187,313        3.49   LIBOR +      American Axle & Manufacturing, Inc.,
                               225 bps      Tranche B Term Loan, 3/9/24                    $       2,187,085
       1,435,466        4.98   LIBOR +      Federal-Mogul Corporation, Tranche C
                               375 bps      Term, 4/15/21                                          1,443,391
       5,855,783        3.98   LIBOR +      TI Group Automotive Systems LLC,
                               275 bps      Initial US Term Loan, 6/25/22                          5,875,915
         878,636        4.00   LIBOR +      Tower Automotive Holdings USA LLC,
                               275 bps      Initial Term Loan, 3/6/24                                882,663
                                                                                           -----------------
                                                                                           $      10,389,054
------------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.0%+
       3,308,333        3.24   LIBOR +      The Goodyear Tire & Rubber Co., Term
                               200 bps      Loan (Second Lien), 3/27/19                    $       3,319,360
                                                                                           -----------------
                                            Total Automobiles & Components                 $      13,708,414
------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.2%
                                            Housewares & Specialties -- 0.1%
       2,827,835        3.98   LIBOR +      Prestige Brands, Inc., Term B-4
                               275 bps      Loan, 1/20/24                      $                   2,844,403
       3,365,852        4.24   LIBOR +      Reynolds Group Holdings, Inc.,
                               300 bps      Incremental U.S. Term Loan, 2/5/23                     3,383,321
                                                                                           -----------------
                                                                               $                   6,227,724
------------------------------------------------------------------------------------------------------------
                                            Leisure Products -- 0.1%
       1,000,000        6.24   LIBOR +      Bass Pro Group LLC, Initial Term
                               500 bps      Loan, 11/16/23                                 $         945,000
       2,171,584        4.24   LIBOR +      BRP US, Inc., Term B Loan, 6/30/23
                               300 bps                                                             2,187,482
                                                                                           -----------------
                                                                                           $       3,132,482
                                                                                           -----------------
                                            Total Consumer Durables & Apparel              $       9,360,206
------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.7%
                                            Casinos & Gaming -- 0.2%
       4,621,144        3.25   LIBOR +      Golden Nugget, Inc., Initial B Term
                               325 bps      Loan, 10/4/23                                  $       4,651,181
       8,021,683        4.51   LIBOR +      Scientific Games International, Inc.,
                               325 bps      Term Loan B-4, 8/14/24                                 8,045,499
                                                                                           -----------------
                                                                                           $      12,696,680
------------------------------------------------------------------------------------------------------------
                                            Hotels, Resorts & Cruise Lines -- 0.1%
       3,927,836        3.48   LIBOR +      Sabre GLBL, Inc., 2017 B-1 Incremental
                               225 bps      Term Loan, 2/22/24                             $       3,950,543
------------------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- 0.2%
       7,164,066        7.50   LIBOR +      L.A. Fitness International, LLC, Tranche B
                               425 bps      Term Loan (First Lien), 4/25/20                $       7,237,949

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 79

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- (continued)
       1,230,704        3.24   LIBOR +      Six Flags Theme Parks, Inc., Tranche B
                               200 bps      Term Loan, 6/30/22                             $       1,237,627
                                                                                           -----------------
                                                                                           $       8,475,576
------------------------------------------------------------------------------------------------------------
                                            Education Services -- 0.1%
       2,116,042        5.48   LIBOR +      Cengage Learning, Inc., 2016 Refinancing
                               425 bps      Term Loan, 5/27/23                             $       1,966,596
       2,517,381        4.24   LIBOR +      Houghton Mifflin Harcourt Publishers,
                               300 bps      Inc., Term Loan, 5/11/21                               2,434,516
       2,366,291        5.74   LIBOR +      Laureate Education, Inc., Term Loan
                               450 bps      (First Lien), 4/21/24                                  2,378,614
                                                                                           -----------------
                                                                                           $       6,779,726
------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.1%
       1,198,110        5.78   LIBOR +      Allied Universal Holdco LLC, Initial Term
                               375 bps      Loan (First Lien), 7/28/22                     $       1,198,235
       2,022,774        5.48   LIBOR +      GENEX Holdings, Inc., Term B Loan
                               425 bps      (First Lien), 5/22/21                                  2,015,189
       1,847,206        5.05   LIBOR +      KUEHG Corp., Term B-2 Loan, 8/13/22
                               375 bps                                                             1,850,439
       1,422,089        3.98   LIBOR +      Prime Security Services Borrower LLC,
                               275 bps      2016-2 Refinancing Term B-1 Loan
                                            (First Lien), 5/2/22                                   1,434,865
           50,987       4.57   LIBOR +      WASH Multifamily Laundry Systems LLC,
                               325 bps      Initial Canadian Term Loan (First
                                            Lien), 5/15/22                                            51,194
         291,138        4.49   LIBOR +      WASH Multifamily Laundry Systems LLC,
                               325 bps      Initial US Term Loan (First Lien), 5/5/22                292,320
       1,109,014        4.55   LIBOR +      Weight Watchers International, Inc., Initial
                               325 bps      Tranche B-2 Term Loan, 4/2/20                          1,097,230
                                                                                           -----------------
                                                                                           $       7,939,472
                                                                                           -----------------
                                            Total Consumer Services                        $      39,841,997
------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.5%
                                            Broadcasting -- 0.2%
         200,000        2.75   LIBOR +      CBS Radio, Inc., Term B-1 Loan, 3/2/24
                               275 bps                                                     $         201,600
         831,354        4.73   LIBOR +      Entercom Radio LLC, Term B
                               350 bps      Loan, 11/1/23                                            834,472
       1,590,361        4.49   LIBOR +      Hubbard Radio LLC, Term Loan, 5/12/22
                               325 bps                                                             1,596,325
       6,749,547        3.98   LIBOR +      Univision Communications, Inc., 2017
                               275 bps      Replacement Repriced First-Lien Term
                                            Loan, 3/15/24                                          6,697,394
                                                                                           -----------------
                                                                                           $       9,329,791
------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.2%
       2,449,165        4.07   LIBOR +      Intelsat Jackson Holdings SA, Tranche
                               275 bps      B-2 Term Loan, 6/30/19                         $       2,444,318

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- (continued)
       3,676,800        3.70   LIBOR +      MCC Iowa LLC, Tranche H Term
                               250 bps      Loan, 1/29/21                                  $       3,705,501
       2,434,743        7.08   LIBOR +      MediArena Acquisition BV, Dollar Term B
                               575 bps      Loan (First Lien), 8/6/21                              2,353,585
       5,910,000        3.73   LIBOR +      Ziggo Secured Finance Partnership, Term
                               250 bps      Loan (First Lien), 4/25/25                             5,928,995
                                                                                           -----------------
                                                                                           $      14,432,399
------------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.1%
         432,013        4.83   LIBOR +      NVA Holdings, Inc., Term B-2 Loan
                               350 bps      (First Lien), 8/14/21                          $         435,995
       3,699,158        3.74   LIBOR +      WMG Acquisition Corp., Tranche D Term
                               250 bps      Loan, 11/1/23                                          3,713,030
                                                                                           -----------------
                                                                                           $       4,149,025
                                                                                           -----------------
                                            Total Media                                    $      27,911,215
------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.3%
                                            Home Improvement Retail -- 0.0%+
       3,967,951        4.50   LIBOR +      Apex Tool Group LLC, Term Loan, 2/1/20
                               325 bps                                                     $       3,862,137
------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.2%
       5,382,926        4.24   LIBOR +      PetSmart, Inc., Tranche B-2
                               300 bps      Loan, 3/10/22                                  $       4,583,180
       6,300,000        5.31   LIBOR +      Staples, Inc., Closing Date Term
                               400 bps      Loan, 8/15/24                                          6,276,388
                                                                                           -----------------
                                                                                           $      10,859,568
------------------------------------------------------------------------------------------------------------
                                            Automotive Retail -- 0.1%
       4,666,031        4.98   LIBOR +      CWGS Group LLC, Term Loan, 11/3/23
                               375 bps                                                     $       4,695,777
                                                                                           -----------------
                                            Total Retailing                                $      19,417,482
------------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.1%
                                            Food Distributors -- 0.0%+
       2,243,549        5.30   LIBOR +      CSM Bakery Solutions LLC, Term Loan
                               400 bps      (First Lien), 7/3/20                           $       2,197,978
------------------------------------------------------------------------------------------------------------
                                            Food Retail -- 0.1%
         495,019        4.33   LIBOR +      Albertson's LLC, 2017-1 Term B-5
                               300 bps      Loan, 12/21/22                                 $         477,500
       1,385,919        4.32   LIBOR +      Albertson's LLC, 2017-1 Term B-6
                               300 bps      Loan, 6/22/23                                          1,334,442
       1,170,521        3.98   LIBOR +      Albertson's LLC, 2017-1 Term B-4
                               275 bps      Loan, 8/25/21                                          1,129,095
                                                                                           -----------------
                                                                                           $       2,941,037
                                                                                           -----------------
                                            Total Food & Staples Retailing                 $       5,139,015
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 81

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                                            Packaged Foods & Meats -- 0.1%
       2,375,000        5.25   LIBOR +      Give & Go Prepared Foods Corp., Term
                               425 bps      Loan (First Lien), 7/29/23                     $       2,402,462
       4,957,842        3.80   LIBOR +      JBS USA, Term Loan (First Lien),
                               250 bps      10/30/22                                               4,902,686
         785,823        5.27   LIBOR +      Shearer's Foods, LLC, Term Loan (First
                               393.75 bps   Lien), 6/19/21                                           784,227
                                                                                           -----------------
                                                                                           $       8,089,375
                                                                                           -----------------
                                            Total Food, Beverage & Tobacco                 $       8,089,375
------------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                            Personal Products -- 0.2%
      10,741,308        4.74   LIBOR +      Revlon Consumer Products Corp., Initial
                               350 bps      Term B Loan, 7/22/23                           $       9,657,950
                                                                                           -----------------
                                            Total Household & Personal Products            $       9,657,950
------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                            Health Care Supplies -- 0.1%
       6,528,638        4.58   LIBOR +      Kinetic Concepts, Inc., Dollar Term
                               325 bps      Loan, 2/1/24                                   $       6,510,279
       1,612,223        4.24   LIBOR +      Sterigenics-Nordion Holdings LLC,
                               300 bps      Incremental Term Loan, 5/15/22                         1,614,239
                                                                                           -----------------
                                                                                           $       8,124,518
------------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.3%
       4,996,969        4.56   LIBOR +      Alliance HealthCare Services, Inc., Initial
                               325 bps      Term Loan, 6/3/19                              $       5,007,378
       1,084,101        6.83   LIBOR +      Ardent Legacy Acquisitions, Inc., Term
                               550 bps      Loan, 7/31/21                                          1,089,522
       2,778,073        4.24   LIBOR +      Envision Healthcare Corp., Initial Term
                               300 bps      Loan, 11/17/23                                         2,799,197
       1,732,533        4.49   LIBOR +      Genoa a QoL Healthcare Co LLC,
                               325 bps      Amendment No. 1 Term Loan (First
                                            Lien), 10/28/23                                        1,744,444
       2,947,368        6.32   LIBOR +      HC Group Holdings III, Inc., Initial Term
                               500 bps      Loan (First Lien), 3/25/22                             2,980,526
       1,265,514        4.33   LIBOR +      National Mentor Holdings, Inc., Tranche B
                               300 bps      Term Loan, 1/31/21                                     1,278,367
                                                                                           -----------------
                                                                                           $      14,899,434
------------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.3%
       2,417,634        4.32   LIBOR +      CHS, Incremental 2021 Term H
                               300 bps      Loan, 1/27/21                                  $       2,408,232
       8,647,177        4.81   LIBOR +      Kindred Healthcare, Inc., Tranche B
                               350 bps      Loan (First Lien), 4/10/21                             8,660,692
       1,956,158        4.81   LIBOR +      Select Medical Corp., Term Loan (First
                               350 bps      Lien), 2/13/24                                         1,977,236

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- (continued)
       3,182,907        4.74   LIBOR +      Vizient, Inc., Term B-3 Loan, 2/13/23
                               350 bps                                                     $       3,223,689
                                                                                           -----------------
                                                                                           $      16,269,849
------------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.0%+
       1,478,466       10.25   LIBOR +      MMM Holdings, Inc., Term Loan,
                               875 bps      10/9/17 (e)                                    $       1,448,897
       1,074,838       10.25   LIBOR +      MSO of Puerto Rico, Inc., MSO Term
                               875 bps      Loan, 12/12/17 (e)                                     1,053,341
                                                                                           -----------------
                                                                                           $       2,502,238
------------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.0%+
       1,962,510        3.98   LIBOR +      Change Healthcare Holdings LLC, Closing
                               275 bps      Date Term Loan, 3/1/24                         $       1,969,134
                                                                                           -----------------
                                            Total Health Care Equipment & Services         $      43,765,173
------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.2%
                                            Pharmaceuticals -- 0.2%
       2,418,938        5.50   LIBOR +      Endo Luxembourg Finance Co., Term
                               425 bps      Loan (First Lien), 4/12/24                     $       2,446,151
       6,226,449        3.33   LIBOR +      RPI Finance Trust, Initial Term Loan
                               200 bps      B-6, 3/17/23                                           6,252,824
                                                                                           -----------------
                                                                                           $       8,698,975
                                                                                           -----------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                  $       8,698,975
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Other Diversified Financial Services -- 0.0%+
       1,244,750        5.58   LIBOR +      Livingston International, Inc., Initial
                               425 bps      Term B-1 Loan (First Lien), 4/18/19            $       1,182,512
                                                                                           -----------------
                                                                                           $       1,182,512
------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       2,669,283        3.24   LIBOR +      Trans Union LLC, 2017 Replacement
                               200 bps      Term B-3 Loan, 4/9/23                          $       2,668,116
       1,959,833        3.98   LIBOR +      Vistra Operations Co LLC, Initial Term
                               275 bps      Loan, 8/4/23                                           1,966,132
         450,357        3.98   LIBOR +      Vistra Operations Co LLC, Initial Term C
                               275 bps      Loan, 8/4/23                                             451,805
                                                                                           -----------------
                                                                                           $       5,086,053
                                                                                           -----------------
                                            Total Diversified Financials                   $       6,268,565
------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.1%
                                            Insurance Brokers -- 0.0%+
       2,655,365        4.74   LIBOR +      NFP Corp., Term B Loan, 12/9/23
                               350 bps                                                     $       2,677,651
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 83

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.0%+
         493,166        4.56   LIBOR +      Alliant Holdings Intermediate LLC,
                               325 bps      Initial Term Loan, 7/28/22                     $         495,757
------------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.1%
       5,009,549        6.74   LIBOR +      Confie Seguros Holding II Co., Term B
                               550 bps      Loan, 4/13/22                                  $       4,958,202
                                                                                           -----------------
                                            Total Insurance                                $       8,131,610
------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.4%
                                            Internet Software & Services -- 0.0%+
         466,667        5.07   LIBOR +      Blucora, Inc., Initial Term Loan, 4/21/24
                               375 bps                                                     $         468,805
------------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.1%
       1,678,914        5.98   LIBOR +      Evergreen Skills Lux Sarl, Initial Term
                               475 bps      Loan (First Lien), 4/23/21                     $       1,589,198
       2,947,368        6.81   LIBOR +      Sitel Worldwide Corp., Term Loan
                               550 bps      (First Lien), 8/21/21                                  2,947,368
                                                                                           -----------------
                                                                                           $       4,536,566
------------------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced Services -- 0.1%
       2,748,575        3.49   LIBOR +      First Data Corp., 2022D New Dollar Term
                               225 bps      Loan, 7/10/22                                  $       2,754,933
       1,502,600        3.74   LIBOR +      First Data Corp., 2024 New Dollar Term
                               250 bps      Loan, 4/21/24                                          1,508,662
                                                                                           -----------------
                                                                                           $       4,263,595
------------------------------------------------------------------------------------------------------------
                                            Application Software -- 0.2%
       3,217,500        6.56   LIBOR +      DTI HoldCo, Inc., Term Loan (First
                               525 bps      Lien), 9/23/23                                 $       3,095,502
       3,455,809        6.58   LIBOR +      STG-Fairway Acquisitions, Inc., Term
                               525 bps      Loan (First Lien), 6/30/22                             3,369,414
       3,805,069        3.56   LIBOR +      Verint Systems, Inc., Term Loan (First
                               225 bps      Lien), 6/29/24                                         3,819,338
                                                                                           -----------------
                                                                                           $      10,284,254
------------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%+
       2,365,373        3.81   LIBOR +      MA Finance Co. LLC, Term Loan (First
                               250 bps      Lien), 11/20/21                                $       2,368,576
       1,330,373        4.58   LIBOR +      Sybil Software LLC, Initial Refinancing
                               325 bps      Dollar Term Loan, 9/30/23                              1,338,213
                                                                                           -----------------
                                                                                           $       3,706,789
                                                                                           -----------------
                                            Total Software & Services                      $      23,260,009
------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                            Electronic Equipment Manufacturers -- 0.0%+
       1,008,591        3.31   LIBOR +      Zebra Technologies Corp., Tranche B Term
                               200 bps      Loan, 10/27/21                                 $       1,011,620
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.1%
       5,143,125        6.08   LIBOR +      Mirion Technologies Finance LLC, Initial
                               475 bps      Term Loan (First Lien), 1/26/22                $       5,157,053
                                                                                           -----------------
                                            Total Technology Hardware & Equipment          $       6,168,673
------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 0.1%
                                            Semiconductor Equipment -- 0.0%+
       1,864,732        3.55   LIBOR +      Sensata Technologies BV, Sixth Amendment
                               225 bps      Term Loan, 10/14/21                            $       1,879,105
------------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.1%
         569,440        3.55   LIBOR +      Microsemi Corp., Closing Date Term B
                               225 bps      Loan, 12/17/22                                 $         571,321
       2,077,347        3.48   LIBOR +      ON Semiconductor Corp., 2017 New
                               225 bps      Replacement Term Loan, 3/31/23                         2,087,194
                                                                                           -----------------
                                                                                           $       2,658,515
                                                                                           -----------------
                                            Total Semiconductors & Semiconductor
                                            Equipment                                      $       4,537,620
------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.3%
                                            Integrated Telecommunication Services -- 0.0%+
         325,000        5.50   LIBOR +      Securus Technologies Holdings, Inc., Term
                               450 bps      Loan (First Lien), 6/20/24                     $         328,098
         287,340        4.75   LIBOR +      Securus Technologies Holdings, Inc., Initial
                               350 bps      Term Loan (First Lien), 4/30/20                          290,078
                                                                                           -----------------
                                                                                           $         618,176
------------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.3%
      17,041,760        3.98   LIBOR +      Virgin Media Bristol LLC, I Facility, 1/31/25
                               275 bps                                                     $      17,125,640
                                                                                           -----------------
                                            Total Telecommunication Services               $      17,743,816
------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.2%
                                            Electric Utilities -- 0.1%
       4,555,134        6.34   LIBOR +      APLP Holdings LP, Term Loan, 4/12/23
                               425 bps                                                     $       4,602,585
       1,999,990        4.99   LIBOR +      TPF II Power, LLC, Term Loan, 10/2/21
                               375 bps                                                             2,013,200
                                                                                           -----------------
                                                                                           $       6,615,785
------------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 0.1%
       7,710,093        4.09   LIBOR +      Calpine Corp., Term Loan, 1/15/24
                               275 bps                                                     $       7,704,780
                                                                                           -----------------
                                            Total Utilities                                $      14,320,565
------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.2%
                                            Specialized REIT -- 0.2%
EUR    1,990,000        2.50   EURIBOR +    Equinix, Inc., Term B-2 Loan
                               250 bps      (2017), 1/6/24                                 $       2,364,510

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 85

------------------------------------------------------------------------------------------------------------
                   Effective   Reference
Principal          Interest    Index +
Amount ($) (j)     Rate (a)    Spread (b)                                                  Value
------------------------------------------------------------------------------------------------------------
                                            Specialized REIT -- (continued)
       9,177,076        4.24   LIBOR +      Uniti Group, Inc., Shortfall Term
                               300 bps      Loan, 10/24/22                                 $       8,500,212
                                                                                           -----------------
                                                                                           $      10,864,722
                                                                                           -----------------
                                            Total Real Estate                              $      10,864,722
------------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $427,004,842)                            $     428,844,232
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                                            RIGHTS / WARRANTS -- 0.0%+
                                            ENERGY -- 0.0%+
                                            Coal & Consumable Fuels -- 0.0%+
             365                            Contura Energy, Inc., 7/26/23                  $           9,490
                                                                                           -----------------
                                            Total Energy                                   $           9,490
------------------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS / WARRANTS
                                            (Cost $234,627)                                $           9,490
------------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 0.3%
                                            Repurchase Agreements -- 0.3%
      19,980,000                            $19,980,000 ScotiaBank, 1.05%, dated
                                            9/29/17 plus accrued interest on 10/2/17
                                            collateralized by the following:
                                            $20,381,384 Government National
                                            Mortgage Association, 3.0%, 7/20/46            $      19,980,000
------------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $19,980,000)                             $      19,980,000
------------------------------------------------------------------------------------------------------------
                                            PURCHASED CALL OPTIONS -- 0.0%+

------------------------------------------------------------------------------------------------------------
Number of                                                               Strike  Expiration
Contracts            Description            Counterparty     Notional   Price   Date
------------------------------------------------------------------------------------------------------------
                                            CALL OPTIONS -- 0.0%+
MXN   209,523(k)     Desarrolladora         Bank of          $--        $--(m)  10/23/22
                     Homex SAB de CV        New York
                                            Mellon Corp                                    $              --
MXN   209,523(l)     Desarrolladora         Bank of           --         --(m)  10/23/22
                     Homex SAB de CV        New York
                                            Mellon Corp                                                   --
                                                                                           -----------------
                                                                                           $              --
------------------------------------------------------------------------------------------------------------
                                            TOTAL CALL OPTIONS
                                            (Premiums paid $--)                            $              --
------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN
                                            UNAFFILIATED ISSUERS -- 98.0%
                                            (Cost $5,692,751,929)                          $   5,803,058,508
------------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 2.0%             $     117,182,939
------------------------------------------------------------------------------------------------------------
                                            NET ASSETS -- 100.0%                           $   5,920,241,447
============================================================================================================

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/17

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

BPS         Basis Points.

EURIBOR     Euro Interbank Offered Rate.

H15T5Y      US Treasury Yield Curve Rate T Note Constant Maturity 5 Yr.

LIBOR       London-Interbank Offer Rate.

PNMR        Panamanian Mortgage Reference Rate.

USSW5       USD Swap Semi 30/360 5Yr.

USISDA05    USD ICE Swap Rate 5Yr.

ZERO        Zero Constant Index.

T-BILL 3M   3 Month Treasury Bill Rate.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event-linked bond. At September 30, 2017, the value of these securities amounted to $66,826,264 or 1.1% of net assets. See Notes to Financial Statements -- Note 1I.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(TBA)       "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2017, the value of these securities amounted to $1,807,883,467 or 30.5% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) Debt obligation with a variable or floating interest rate. Rate shown is rate at period end.

(b)         Floating rate note. Reference index and spread shown at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Security is in default.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)         Consists of Revenue Bonds unless otherwise indicated.

(h) Structured reinsurance investment. At September 30, 2017, the value of these securities amounted to $102,787,326 or 1.7% of total net assets. See Notes To Financial Statements -- Note 1I.

(i)         Rate to be determined.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 87

(j) Principal amounts are denominated in U.S. Dollars unless otherwise noted:
            ARS  Argentine Peso
            AUD  Australian Dollar
            EGP  Egyptian Pound
            EUR  Euro
            IDR  Indonesian Rupiah
            INR  Indian Rupee
            MXN  Mexican Peso
            NOK  Norwegian Krone
            NZD  New Zealand Dollar
            RUB  Russian Ruble
            UYU  Uruguayan Peso

(k) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(l) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(m)         Strike price is 1 Mexican Peso (MXN).

(n) Securities that used significant unobservable inputs to determine their value.

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

--------------------------------------------------------------------------------------------------------------
                 Obligation                Annual
Notional         Reference/    Pay/        Fixed     Expiration  Premiums       Unrealized      Market
Amount ($)(1)    Index         Receive     Rate      Date        Received       Depreciation    Value
--------------------------------------------------------------------------------------------------------------
(108,078,300)    Markit CDX    Receive     5.00%     12/20/21    $ (8,070,659)  $  (634,290)    $ (8,704,949)
                 North
                 America
                 High Yield
 (57,040,000)    Markit CDX    Receive     5.00%      6/20/22      (4,009,394)     (471,330)      (4,480,724)
                 North
                 America
                 High Yield
--------------------------------------------------------------------------------------------------------------
                                                                 $(12,080,053)  $(1,105,620)   $ (13,185,673)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/17

CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION
OVER THE COUNTER (OTC)

-----------------------------------------------------------------------------------------------------------------------
                                Obligation              Annual
Notional                        Reference/   Pay/       Fixed   Expiration  Premiums       Unrealized    Market
Amount ($)(1) Counterparty      Index        Receive    Rate    Date        Received       Appreciation  Value
-----------------------------------------------------------------------------------------------------------------------
10,480,000    Morgan Stanley    Diamond      Receive    1.00%   12/20/19    $   (382,004)  $  441,262    $      59,258
              Capital           Offshore
              Services LLC      Drill Inc.
 2,795,000    Morgan Stanley    Diamond      Receive    1.00%   12/20/19        (104,710)     120,514           15,804
              Capital           Offshore
              Services LLC      Drill Inc.
 5,257,000    JPMorgan Chase    Simon        Receive    1.00%   6/20/22          (17,357)      96,983           79,626
              Bank, N.A.        Property
                                Group LP
 3,768,000    JPMorgan Chase    Simon        Receive    1.00%   6/20/22          (10,668)      67,741           57,073
              Bank, N.A.        Property
                                Group LP
-----------------------------------------------------------------------------------------------------------------------
     Total                                                                  $   (514,739)  $  726,500    $     211,761
=======================================================================================================================
TOTAL SWAP CONTRACTS                                                         (12,594,792)  $ (379,120)   $ (12,973,912)
=======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

FUTURES CONTRACTS
INDEX FUTURES CONTRACTS

------------------------------------------------------------------------------------------
Number of                                                                   Unrealized
Contracts                     Expiration   Notional        Market           Appreciation/
Long       Description        Date         Amount          Value            (Depreciation)
------------------------------------------------------------------------------------------
335        U.S. 2 Yr Note     12/29/2017      72,443,741   $   72,260,547   $    (183,194)
349        U.S. Long Bond     12/19/2017      54,246,637       53,331,563        (915,074)
621        U.S. Ultra Bond    12/19/2017     104,180,926      102,542,625      (1,638,301)
------------------------------------------------------------------------------------------
  Total                                      230,871,304   $  228,134,735   $  (2,736,569)
==========================================================================================

------------------------------------------------------------------------------------------
Number of                                                                   Unrealized
Contracts                     Expiration   Notional        Market           Appreciation/
Short      Description        Date         Amount          Value            (Depreciation)
------------------------------------------------------------------------------------------
6,072      U.S. 10 Yr Note    12/19/2017     769,058,139   $  760,897,500   $    8,160,639
1,366      U.S. 5 Yr Note     12/29/2017     161,637,335      160,505,000        1,132,335
2,300      EURO-BOBL Bond     12/07/2017     357,876,129      356,490,171        1,385,958
1,118      U.S. 10 Yr         12/19/2017     152,045,194      150,178,844        1,866,350
           Ultra Bond
------------------------------------------------------------------------------------------
  Total                                    1,440,616,797   $1,428,071,515   $   12,545,282
==========================================================================================
TOTAL FUTURES CONTRACTS                                                     $    9,808,713
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 89

FORWARD CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------------------
as follows:                                                                                      Unrealized
Currency     In                 Currency                                            Settlement   Appreciation/
Purchased    Exchange for       Sold       Deliver            Counterparty          Date         Depreciation
--------------------------------------------------------------------------------------------------------------
USD               42,185,243    INR         (2,717,995,193)   Goldman               11/9/17      $    766,805
                                                              Sachs International
USD               30,420,964    KRW        (34,188,600,000)   BNY Mellon            10/24/17          561,975
USD                4,299,571    EUR             (3,580,000)   JPMorgan Chase        10/31/17           63,120
                                                              Bank, N.A.
USD                6,167,548    KRW         (6,983,700,000)   JPMorgan Chase        12/27/17           62,729
                                                              Bank, N.A.
USD                2,387,713    EUR             (2,020,078)   State Street          10/31/17           (2,779)
                                                              Bank & Trust
SEK                4,976,883    USD               (617,913)   State Street          10/30/17           (6,024)
                                                              Bank & Trust
SEK               80,633,000    USD             (9,923,337)   Bank of America NA    10/31/17           (9,236)
SEK                7,318,714    USD               (927,427)   Goldman               10/30/17          (27,618)
                                                              Sachs International
USD               14,603,698    PHP           (746,395,000)   JPMorgan Chase        11/3/17           (35,952)
                                                              Bank, N.A.
IDR          115,596,481,478    USD             (8,589,106)   Bank of America NA    11/9/17           (36,308)
KRW            7,644,283,529    USD             (6,751,052)   JPMorgan Chase        10/24/17          (74,833)
                                                              Bank, N.A.
PHP              746,395,000    USD            (14,756,722)   Goldman               11/3/17          (117,072)
                                                              Sachs International
USD              133,934,588    EUR           (113,720,246)   BNY Mellon            10/31/17         (638,099)
USD               96,953,923    NZD           (135,316,957)   Goldman               10/5/17          (754,553)
                                                              Sachs International
--------------------------------------------------------------------------------------------------------------
TOTAL FORWARD CURRENCY CONTRACTS                                                                 $   (247,845)
==============================================================================================================

EUR    Euro
IDR    Indonesian Rupiah
INR    Indian Rupee
KRW    South Korean Won
NZD    New Zealand Dollar
PHP    Philippine Peso
SEK    Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2017 were as follows:

--------------------------------------------------------------------------------
                                            Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $ 806,023,163          $ 409,748,700
Other Long-Term Securities                  2,207,206,522          2,625,173,889

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended September 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $73,505,046 and $67,576,135, respectively, which resulted in a net realized gain of $1,240,512.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/17

At September 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,702,356,099 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                            $  185,393,370

    Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                               (88,104,005)
                                                                          --------------
    Net unrealized appreciation                                           $   97,289,365
                                                                          ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 91

The following is a summary of the inputs used as of September 30, 2017, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                 Level 1          Level 2             Level 3            Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds      $        --      $ 31,295,602        $          --      $   31,295,602
Preferred Stocks
   Transportation
     Air Freight & Logistics              --           1,041,052                 --           1,041,052
   Real Estate
     Diversified REIT                     --           4,005,625                 --           4,005,625
   All Other Preferred Stocks      3,347,203                  --                 --           3,347,203
Convertible Preferred Stocks      72,385,132                  --                 --          72,385,132
Common Stocks
   Energy
     Oil & Gas
        Exploration & Production     696,330                  --          2,056,578           2,752,908
     Coal and
        Consumable Fuels                  --              14,498                  2              14,500
   Materials
     Steel                                --                3,770                --               3,770
   Capital Goods
     Industrial Machinery                 --                  --              1,858               1,858
   Transportation
     Air Freight & Logistics              --             480,915                 --             480,915
   Retailing
     Computer &
        Electronics Retail                --                  --            219,750             219,750
   All Other Common Stocks           635,164                  --                 --             635,164
Asset Backed Securities                   --         136,268,461                 --         136,268,461
Collateralized Mortgage
   Obligations                            --         850,777,784                 --         850,777,784
Corporate Bonds
   Diversified Financials
     Other Diversified
        Financial Services                --          29,118,170         13,632,972          42,751,142
   Insurance
     Reinsurance                          --          64,427,056        102,787,326         167,214,382
   All Other Corporate Bonds              --       2,192,823,870                 --       2,192,823,870
U.S. Government And
   Agency Obligations                     --       1,559,913,724                 --       1,559,913,724
Foreign Government Bonds                  --         210,498,258                 --         210,498,258
Municipal Bonds                           --          77,793,686                 --          77,793,686
Senior Floating Rate
   Loan Interests                         --         428,844,232                 --         428,844,232
Right/Warrant                             --               9,490                 --               9,490
Repurchase Agreements                     --          19,980,000                 --          19,980,000
Call Options Purchased*                   --                  --                 --                  --
-------------------------------------------------------------------------------------------------------
Total                            $77,063,829      $5,607,296,193       $118,698,486      $5,803,058,508
=======================================================================================================

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/17

-----------------------------------------------------------------------------------------------
                                 Level 1         Level 2              Level 3    Total
-----------------------------------------------------------------------------------------------
Other Financial Instruments
Swap contracts, at value         $         --    $ (12,973,912)       $    --    $ (12,973,912)
Net unrealized appreciation
   on futures contracts             9,808,713               --             --        9,808,713
Net unrealized depreciation
   on forward currency contracts           --         (247,845)            --         (247,845)
-----------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                   $  9,808,713    $ (13,221,757)       $    --    $  (3,413,044)
===============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------
                                                                        Senior
                                     Common         Corporate           Floating
                                     Stocks         Bonds               Rate Notes      Total
------------------------------------------------------------------------------------------------------
Balance as of 9/30/16                $  601,165     $  181,161,243      $   484,461     $ 182,246,869
Realized gain (loss)(1)                 152,947             20,913               --           173,860
Change in unrealized appreciation
   (depreciation)(2)                  1,088,009        (16,276,516)         (77,514)      (15,266,021)
Purchases                               136,942         98,807,050               --        98,943,992
Sales                                  (204,617)      (147,292,392)              --      (147,497,009)
Transfers in to Level 3**               503,742                 --               --           503,742
Transfers out of Level 3**                   --                 --         (406,947)         (406,947)
Changes between Level 3**                    --                 --               --                --
------------------------------------------------------------------------------------------------------
Balance as of 9/30/17                $2,278,188     $  116,420,298      $        --     $ 118,698,486
======================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended September 30, 2017, an investment having a value of $503,742 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/17                                                         $(16,308,260)
                                                                                ------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 93

Statement of Assets and Liabilities | 9/30/17

ASSETS:
  Investment in unaffiliated issuers, at value (cost $5,692,751,929)          $5,803,058,508
  Cash                                                                             9,719,224
  Foreign currencies, at value (cost $51,052,180)                                 55,539,087
  Due from broker for swaps and forwards                                          13,235,449
  Futures collateral                                                              10,298,175
  Swaps collateral                                                                 5,886,189
  Receivables --
     Investment securities sold                                                   25,524,078
     Fund shares sold                                                             12,661,958
     Dividends                                                                       428,547
     Interest                                                                     42,500,913
  Variation margin on futures contracts                                            1,979,177
  Unrealized appreciation on futures contracts                                     9,808,713
  Other assets                                                                        88,239
---------------------------------------------------------------------------------------------
          Total assets                                                        $5,990,728,257
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                          $   27,679,990
     Fund shares repurchased                                                      10,140,493
     Distributions                                                                 3,329,848
     Trustee fees                                                                      8,314
  Net unrealized depreciation on open forward foreign currency contracts             247,845
  Due to broker for futures                                                        9,802,670
  Forward foreign currency collateral                                              3,130,000
  Variation margin on centrally cleared swap contracts                               363,687
  Variation margin on forward foreign currency contracts                              25,659
  Swap contracts, at value (net premiums received $12,594,792)                    12,973,912
  Reserve for repatriation taxes                                                      59,090
  Due to affiliates                                                                1,011,546
  Accrued expenses                                                                 1,713,756
---------------------------------------------------------------------------------------------
          Total liabilities                                                   $   70,486,810
=============================================================================================
NET ASSETS:
  Paid-in capital                                                             $5,880,304,366
  Distributions in excess of net investment income                               (46,113,382)
  Accumulated net realized loss on investments                                   (37,862,378)
  Net unrealized appreciation on investments (net of foreign capital gains
     tax of $59,090)                                                             123,912,841
---------------------------------------------------------------------------------------------
         Net assets                                                           $5,920,241,447
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,038,089,976/95,936,529 shares)                         $        10.82
  Class C (based on $697,819,727/65,916,484 shares)                           $        10.59
  Class K (based on $400,887,990/36,982,326 shares)                           $        10.84
  Class R (based on $223,371,541/20,309,019 shares)                           $        11.00
  Class Y (based on $3,560,072,213/329,089,503 shares)                        $        10.82
MAXIMUM OFFERING PRICE:
  Class A ($10.82 (divided by) 95.5%)                                         $        11.33
=============================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Statement of Operations

For the Year Ended 9/30/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                 $265,633,322
  Dividends from unaffiliated issuers                                   4,375,605
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $270,008,927
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 33,810,601
  Transfer agent fees
     Class A                                                            1,970,066
     Class C                                                              695,758
     Class K                                                                3,600
     Class R                                                              638,894
     Class Y                                                            3,839,807
  Distribution fees
     Class A                                                            2,910,284
     Class C                                                            7,975,042
     Class R                                                            1,141,230
  Shareholder communications expense                                      520,894
  Administrative expense                                                1,822,817
  Custodian fees                                                          363,849
  Registration fees                                                       222,579
  Professional fees                                                       263,579
  Printing expense                                                        103,833
  Fees and expenses of nonaffiliated Trustees                             292,158
  Interest expense                                                         12,583
  Miscellaneous                                                           731,967
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 57,319,541
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $212,689,386
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                           $ 12,180,361
     Futures contracts                                                 24,139,813
     Swap contracts                                                    (1,167,502)
     Forward foreign currency contracts                                (2,964,642)
     Other assets and liabilities denominated in
        foreign currencies                                             (2,176,376)   $ 30,011,654
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers (net of foreign
        capital gains tax of $59,090)                                $(20,019,742)
     Futures contracts                                                 10,813,790
     Swap contracts                                                    (1,199,298)
     Unfunded loan commitments                                             (1,434)
     Forward foreign currency contracts                                  (540,692)
     Other assets and liabilities denominated in
        foreign currencies                                              4,502,984    $ (6,444,392)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ 23,567,262
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $236,256,648
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 95

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                              Year Ended          Year Ended
                                                              9/30/17             9/30/16*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $   212,689,386     $   250,504,502
Net realized gain (loss) on investments                            30,011,654         (71,625,661)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (6,444,392)        286,835,858
--------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations                                   $   236,256,648     $   465,714,699
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.33 and $0.36 per share, respectively)      $   (36,689,750)    $   (44,678,095)
       Class C ($0.25 and $0.28 per share, respectively)          (19,787,005)        (26,642,099)
       Class K ($0.38 and $0.41 per share, respectively)          (11,840,811)         (8,415,235)
       Class R ($0.29 and $0.33 per share, respectively)           (6,261,212)         (7,033,984)
       Class Y ($0.37 and $0.39 per share, respectively)         (122,047,426)       (141,957,264)
Tax return of capital:
       Class A ($0.02 and $0.00 per share, respectively)           (1,610,187)                 --
       Class C ($0.02 and $0.00 per share, respectively)           (1,118,853)                 --
       Class K ($0.02 and $0.00 per share, respectively)             (497,982)                 --
       Class R ($0.02 and $0.00 per share, respectively)             (319,107)                 --
       Class Y ($0.02 and $0.00 per share, respectively)           (5,028,572)                 --
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                  $  (205,200,905)    $  (228,726,677)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 1,971,982,428     $ 1,785,462,536
Reinvestment of distributions                                     173,607,355         150,684,485
Cost of shares repurchased                                     (2,472,077,788)     (2,775,441,203)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting
          from Fund share transactions                        $  (326,488,005)    $  (839,294,182)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets                             $  (295,432,262)    $  (602,306,160)
NET ASSETS:
Beginning of year                                               6,215,673,709       6,817,979,869
--------------------------------------------------------------------------------------------------
End of year                                                   $ 5,920,241,447     $ 6,215,673,709
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income              $   (46,113,382)    $   (53,785,687)
==================================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/17

-------------------------------------------------------------------------------------------------
                                 Year Ended    Year Ended          Year Ended    Year Ended
                                 9/30/17       9/30/17             9/30/16       9/30/16
                                 Shares        Amount              Shares*       Amount*
-------------------------------------------------------------------------------------------------
Class A
Shares sold                       25,088,783   $   269,095,633      27,153,106   $   282,661,940
Reinvestment of distributions      3,422,564        36,750,864       3,492,826        36,347,047
Less shares repurchased          (52,445,430)     (562,521,459)    (44,223,558)     (459,275,122)
-------------------------------------------------------------------------------------------------
      Net decrease               (23,934,083)  $  (256,674,962)    (13,577,626)  $  (140,266,135)
=================================================================================================
Class C
Shares sold                        6,207,872   $    65,137,949       9,357,478   $    95,083,893
Reinvestment of distributions      1,612,856        16,948,778       1,694,953        17,250,062
Less shares repurchased          (28,642,868)     (300,524,284)    (25,572,466)     (260,069,382)
-------------------------------------------------------------------------------------------------
      Net decrease               (20,822,140)  $  (218,437,557)    (14,520,035)  $  (147,735,427)
=================================================================================================
Class K
Shares sold                       16,580,160   $   178,167,769      11,311,529   $   118,069,730
Reinvestment of distributions        739,931         7,971,557         410,494         4,287,639
Less shares repurchased           (5,149,701)      (55,287,827)     (6,262,379)      (65,148,099)
-------------------------------------------------------------------------------------------------
      Net increase                12,170,390   $   130,851,499       5,459,644   $    57,209,270
=================================================================================================
Class R
Shares sold                        4,960,910   $    54,075,112       6,017,133   $    63,517,676
Reinvestment of distributions        498,976         5,446,904         501,558         5,302,860
Less shares repurchased           (6,423,181)      (70,091,376)     (6,218,235)      (65,802,369)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)       (963,295)  $   (10,569,360)        300,456   $     3,018,167
=================================================================================================
Class Y
Shares sold                      131,079,677   $ 1,405,505,965     118,180,411   $ 1,226,129,297
Reinvestment of distributions      9,909,431       106,489,252       8,406,112        87,496,877
Less shares repurchased         (138,466,986)   (1,483,652,842)   (185,041,895)   (1,925,146,231)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)      2,522,122   $    28,342,375     (58,455,372)  $  (611,520,057)
=================================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 97

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year         Year
                                                             Ended          Ended          Ended          Ended        Ended
                                                             9/30/17        9/30/16**      9/30/15**      9/30/14**    9/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    10.76     $    10.36     $    11.02     $    10.92   $    11.21
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.37(a)  $     0.40(a)  $     0.35(a)  $     0.44   $     0.49
   Net realized and unrealized gain (loss) on investments          0.04           0.36          (0.47)          0.26        (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.41     $     0.76     $    (0.12)    $     0.70   $     0.21
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.33)    $    (0.36)    $    (0.39)    $    (0.44)  $    (0.50)
   Net realized gain                                                 --             --          (0.15)         (0.16)          --
   Tax return of capital                                          (0.02)            --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.35)    $    (0.36)    $    (0.54)    $    (0.60)  $    (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.06     $     0.40     $    (0.66)    $     0.10   $    (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.82     $    10.76     $    10.36     $    11.02   $    10.92
===================================================================================================================================
Total return*                                                      3.90%          7.50%         (1.20)%         6.54%        1.88%
Ratio of net expenses to average net assets                        1.06%          1.04%          1.05%          1.03%        1.02%
Ratio of net investment income (loss) to average net assets        3.41%          3.80%          3.31%          3.99%        4.32%
Portfolio turnover rate                                              52%            43%            62%            70%          34%
Net assets, end of period (in thousands)                     $1,038,090     $1,289,783     $1,382,327     $1,521,651   $2,068,276
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year           Year         Year
                                                             Ended        Ended        Ended          Ended        Ended
                                                             9/30/17      9/30/16**    9/30/15**      9/30/14**    9/30/13
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.53     $  10.13     $    10.78     $    10.69   $    10.98
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.29(a)  $   0.32(a)  $     0.28(a)  $     0.35   $     0.40
   Net realized and unrealized gain (loss) on investments        0.04         0.36          (0.47)          0.25        (0.27)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.33     $   0.68     $    (0.19)    $     0.60   $     0.13
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.25)    $  (0.28)    $    (0.31)    $    (0.35)  $    (0.42)
   Net realized gain                                               --           --          (0.15)         (0.16)          --
   Tax return of capital                                        (0.02)          --             --             --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.27)    $  (0.28)    $    (0.46)    $    (0.51)  $    (0.42)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.06     $   0.40     $    (0.65)    $     0.09   $    (0.29)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.59     $  10.53     $    10.13     $    10.78   $    10.69
===============================================================================================================================
Total return*                                                    3.23%        6.88%         (1.90)%         5.76%        1.11%
Ratio of net expenses to average net assets                      1.72%        1.72%          1.72%          1.73%        1.72%
Ratio of net investment income (loss) to average net assets      2.75%        3.12%          2.63%          3.30%        3.62%
Portfolio turnover rate                                            52%          43%            62%            70%          34%
Net assets, end of period (in thousands)                     $697,820     $913,048     $1,026,245     $1,165,468   $1,266,995
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/17 99

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended       12/20/12 to
                                                             9/30/17      9/30/16***   9/30/15***   9/30/14***  9/30/13
----------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  10.78     $  10.38     $  11.03     $  10.94    $ 11.31
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.41(b)  $   0.44(b)  $   0.40(b)  $   0.48    $  0.43
   Net realized and unrealized gain (loss) on investments        0.05         0.37        (0.47)        0.25      (0.37)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.46     $   0.81     $  (0.07)    $   0.73    $  0.06
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.38)    $  (0.41)    $  (0.43)    $  (0.48)   $ (0.43)
   Net realized gain                                               --           --        (0.15)       (0.16)        --
   Tax return of capital                                        (0.02)          --           --           --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.40)    $  (0.41)    $  (0.58)    $  (0.64)   $ (0.43)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.06     $   0.40     $  (0.65)    $   0.09    $ (0.37)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.84     $  10.78     $  10.38     $  11.03    $ 10.94
============================================================================================================================
Total return*                                                    4.36%        7.96%       (0.69)%       6.87%      0.69%(a)
Ratio of net expenses to average net assets                      0.62%        0.62%        0.61%        0.62%      0.63%**
Ratio of net investment income (loss) to average net assets      3.83%        4.20%        3.75%        4.37%      4.79%**
Portfolio turnover rate                                            52%          43%          62%          70%        34%
Net assets, end of period (in thousands)                     $400,888     $267,495     $200,927     $129,110    $93,041
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

*** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year       Year
                                                             Ended        Ended        Ended        Ended      Ended
                                                             9/30/17      9/30/16**    9/30/15**    9/30/14**  9/30/13
-------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.93     $  10.52     $  11.19     $  11.10   $  11.39
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.33(a)  $   0.37(a)  $   0.32(a)  $   0.40   $   0.46
   Net realized and unrealized gain (loss) on investments        0.05         0.37        (0.48)        0.26      (0.28)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.38     $   0.74     $  (0.16)    $   0.66   $   0.18
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.29)    $  (0.33)    $  (0.36)    $  (0.41)  $  (0.47)
   Net realized gain                                               --           --        (0.15)       (0.16)        --
   Tax return of capital                                        (0.02)          --           --           --         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.31)    $  (0.33)    $  (0.51)    $  (0.57)  $  (0.47)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07     $   0.41     $  (0.67)    $   0.09   $  (0.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.00     $  10.93     $  10.52     $  11.19   $  11.10
=========================================================================================================================
Total return*                                                    3.57%        7.17%       (1.54)%       6.04%      1.58%
Ratio of net expenses to average net assets                      1.41%        1.35%        1.38%        1.42%      1.34%
Ratio of net investment income (loss) to average net assets      3.05%        3.49%        2.98%        3.59%      4.00%
Portfolio turnover rate                                            52%          43%          62%          70%        34%
Net assets, end of period (in thousands)                     $223,372     $232,545     $220,653     $203,529   $201,797
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 101

----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year         Year
                                                             Ended          Ended          Ended          Ended        Ended
                                                             9/30/17        9/30/16**      9/30/15**      9/30/14**    9/30/13
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.76     $    10.36     $    11.01     $    10.92   $    11.22
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.40(a)  $     0.43(a)  $     0.39(a)  $     0.47   $     0.52
   Net realized and unrealized gain (loss) on investments          0.05           0.36          (0.47)          0.25        (0.28)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.45     $     0.79     $    (0.08)    $     0.72   $     0.24
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.37)    $    (0.39)    $    (0.42)    $    (0.47)  $    (0.54)
   Net realized gain                                                 --             --          (0.15)         (0.16)          --
   Tax return of capital                                          (0.02)            --             --             --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.39)    $    (0.39)    $    (0.57)    $    (0.63)  $    (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.06     $     0.40     $    (0.65)    $     0.09   $    (0.30)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.82     $    10.76     $    10.36     $    11.01   $    10.92
==================================================================================================================================
Total return*                                                      4.23%          7.84%         (0.81)%         6.78%        2.10%
Ratio of net expenses to average net assets                        0.74%          0.73%          0.73%          0.73%        0.74%
Ratio of net investment income (loss) to average net assets        3.72%          4.11%          3.62%          4.27%        4.61%
Portfolio turnover rate                                              52%            43%            62%            70%          34%
Net assets, end of period (in thousands)                     $3,560,072     $3,512,802     $3,987,828     $4,105,600   $3,483,106
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Notes to Financial Statements | 9/30/17

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 103 statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/17

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 105

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2017, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.3% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts

106 Pioneer Strategic Income Fund | Annual Report | 9/30/17 related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     At September 30, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended September 30, 2017 was $(284,914,521).

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 107

     The amount of cash deposited with the broker as collateral at September 30, 2017 is recorded as "forwards collateral" in the Statement of Assets and Liabilities.

     Forward foreign currency contracts outstanding at September 30, 2017 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2017, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2017, the Fund had accrued $59,090 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At September 30, 2017, the Fund reclassified $8,390,877 to increase distributions in excess of net investment income and $8,390,877 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At September 30, 2017, the Fund was permitted to carry forward indefinitely $27,957,210 of long-term losses under the Regulated Investment Company Modernization Act of 2010, without limitation.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/17

     The Fund has elected to defer $30,489,740 of ordinary losses recognized between October 1, 2016 and September 30, 2017 to its fiscal year ending September 30, 2018.

     During the year ended September 30, 2017, a capital loss carryforward of $49,217,490 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                          2017              2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                               $196,626,204     $228,726,677
     Tax return of capital                            8,574,701               --
     ---------------------------------------------------------------------------
           Total                                   $205,200,905     $228,726,677
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                 $ (3,329,848)
     Capital loss carryforward                                      (27,957,210)
     Current year late year loss                                    (30,489,740)
     Net unrealized appreciation                                    101,713,879
     ---------------------------------------------------------------------------
          Total                                                    $ 39,937,081
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $109,556 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2017.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 109 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/17

I.   Insurance-linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 111

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2017 is recorded as "futures collateral" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended September 30, 2017 was $(835,829,763).

     Open futures contracts at September 30, 2017 are listed in the Schedule of Investments.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

112 Pioneer Strategic Income Fund | Annual Report | 9/30/17

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 113

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at September 30, 2017 is recorded as "swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at September 30, 2017 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended September 30, 2017 was $(5,913,504).

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended September 30, 2017 was $-. Purchased options open at period end are listed in the Fund's Schedule of Investments.

114 Pioneer Strategic Income Fund | Annual Report | 9/30/17

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2017, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $769,199 at September 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended September 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $182,139
 Class C                                                                  82,872
 Class K                                                                   4,967
 Class R                                                                  24,826
 Class Y                                                                 226,090
--------------------------------------------------------------------------------
   Total                                                                $520,894
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 115 services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $242,347 in distribution fees payable to the Distributor at September 30, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2017, CDSCs in the amount of $49,628 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual

116 Pioneer Strategic Income Fund | Annual Report | 9/30/17 commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended September 30, 2017, the average daily amount of borrowings outstanding during the period was $30,000,000. The related weighted average annualized interest rate for the period was 1.51%, and the total interest expense on such borrowings was $12,583, which is included in interest expense, located on the Statement of Operations. As of September 30, 2017, there were no borrowings outstanding.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over-The-Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 117 collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "forwards and swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Fund as of September 30, 2017.

------------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to        Derivatives     Non-Cash        Cash           Net Amount
                      Master Netting    Available       Collateral      Collateral     of Derivative
Counterparty          Agreement         for Offset      Received (a)    Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------
Bank of America NA    $        --       $         --    $         --    $       --     $         --
BNY Mellon                561,975           (561,975)             --            --               --
Goldman Sachs
 International            766,805           (766,805)             --            --               --
JPMorgan Chase
 Bank, N.A.               262,548           (110,785)             --            --          151,763
Morgan Stanley
 Capital
 Services LLC              75,062                 --              --            --           75,062
State Street Bank
 & Trust                       --                 --              --            --               --
------------------------------------------------------------------------------------------------------
 Total                $ 1,666,390        $(1,439,565)   $         --    $       --     $    226,825
======================================================================================================

------------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to        Derivatives     Non-Cash        Cash           Net Amount
                      Master Netting    Available       Collateral      Collateral     of Derivative
Counterparty          Agreement         for Offset      Pledged (a)     Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------
Bank of America NA    $    45,544       $         --    $         --    $3,130,000     $  3,175,544
BNY Mellon                638,099           (561,975)             --            --           76,124
Goldman Sachs
 International            899,243           (766,805)             --            --          132,438
JPMorgan Chase
 Bank, N.A.                    --                 --              --            --               --
Morgan Stanley
 Capital
 Services LLC                  --                 --              --            --               --
State Street Bank
 & Trust                    8,803                 --              --            --            8,803
------------------------------------------------------------------------------------------------------
 Total                $ 1,591,689       $ (1,328,780)   $         --    $3,130,000     $  3,392,909
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

118 Pioneer Strategic Income Fund | Annual Report | 9/30/17

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                               Foreign
                             Interest         Credit           Exchange        Equity     Commodity
                             Rate Risk        Risk             Rate Risk       Risk       Risk
-----------------------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
  on futures contracts*      $9,808,713       $        --      $      --       $   --     $   --
-----------------------------------------------------------------------------------------------------
  Total Value                $9,808,713       $        --      $      --       $   --     $   --
=====================================================================================================

-----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                               Foreign
                             Interest         Credit           Exchange        Equity     Commodity
                             Rate Risk        Risk             Rate Risk       Risk       Risk
-----------------------------------------------------------------------------------------------------
Liabilities
 Net unrealized depreciation
   on open forward foreign
   currency contracts        $       --       $        --      $ 247,845       $   --     $   --
 Swap contracts, at value            --        12,973,912             --           --         --
-----------------------------------------------------------------------------------------------------
   Total Value               $       --       $12,973,912      $ 247,845       $   --     $   --
=====================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 119

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2017 was as follows:

---------------------------------------------------------------------------------------------------------
Statement of Operations
                                                                   Foreign
                               Interest           Credit           Exchange       Equity       Commodity
                               Rate Risk          Risk             Rate Risk      Risk         Risk
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                $           --     $(1,167,502)     $         --   $   --       $    --
 Futures contracts                 24,139,813              --                --       --            --
 Forward foreign
  currency contracts                       --              --        (2,964,642)      --            --
---------------------------------------------------------------------------------------------------------
  Total Value                  $   24,139,813     $(1,167,502)     $ (2,964,642)  $   --       $    --
=========================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Swap contracts                $           --     $(1,199,298)     $         --   $   --       $    --
 Futures contracts                 10,813,790              --                --       --            --
 Forward foreign
  currency contracts                       --              --          (540,692)      --            --
---------------------------------------------------------------------------------------------------------
  Total Value                  $   10,813,790     $(1,199,298)     $   (540,692)  $   --       $    --
=========================================================================================================

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations

As of September 30, 2017, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                          Principal   Cost         Value       Depreciation
--------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.,
 1st Lien Bridge Loan,
 8/24/18                      7,350,000   $7,350,000   $7,350,000  $   --
--------------------------------------------------------------------------------
 Total                                                             $   --
================================================================================

120 Pioneer Strategic Income Fund | Annual Report | 9/30/17

9. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

------------------------------------------------------------------------------------------------
                             For              Against          Abstain         Broker Non-Votes
------------------------------------------------------------------------------------------------
 Proposal 1 - To approve     240,994,307.285  2,833,826.755    7,649,995.728   74,590,296.879
 a New Management
 Agreement with
 the Adviser

----------------------------------------------------------------------------
                                      For                     Withhold
----------------------------------------------------------------------------
 Proposal 2 - To elect Trustees
----------------------------------------------------------------------------
 David R. Bock                        318,285,348.437         7,783,078.212
----------------------------------------------------------------------------
 Benjamin M. Friedman                 318,005,577.378         8,062,849.261
----------------------------------------------------------------------------
 Margaret B.W. Graham                 318,478,427.505         7,589,999.144
----------------------------------------------------------------------------
 Lisa M. Jones                        318,268,396.438         7,800,030.201
----------------------------------------------------------------------------
 Lorraine H. Monchak                  318,457,200.682         7,611,225.967
----------------------------------------------------------------------------
 Thomas J. Perna                      318,445,484.877         7,622,941.772
----------------------------------------------------------------------------
 Marguerite A. Piret                  318,477,357.278         7,591,069.371
----------------------------------------------------------------------------
 Fred J. Ricciardi                    318,412,302.025         7,656,124.624
----------------------------------------------------------------------------
 Kenneth J. Taubes                    318,437,774.253         7,630,652.396
----------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2016 and the financial highlights for periods ended September 30, 2014, September 30, 2015 and September 30, 2016 were audited by another independent registered public accounting firm whose report, dated November 22, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended September 30, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 22, 2017

122 Pioneer Strategic Income Fund | Annual Report | 9/30/17

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 65.90%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended September 30, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended September 30, 2017.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 123

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 125

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position        Term of Office and                                                        Other Directorships
Held With the Fund            Length of Service       Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006.     Private investor (2004 - 2008 and 2013 -          Director, Broadridge
Chairman of the Board         Serves until a          present); Chairman (2008 - 2013) and Chief        Financial Solutions, Inc.
and Trustee                   successor trustee is    Executive Officer (2008 - 2012), Quadriserv,      (investor communications
                              elected or earlier      Inc. (technology products for securities lending  and securities processing
                              retirement or removal.  industry); and Senior Executive Vice President,   provider for financial
                                                      The Bank of New York (financial and securities    services industry) (2009 -
                                                      services) (1986 - 2004)                           present); Director,
                                                                                                        Quadriserv, Inc. (2005 -
                                                                                                        2013); and Commissioner,
                                                                                                        New Jersey State Civil
                                                                                                        Service Commission (2011 -
                                                                                                        2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)            Trustee since 2005.     Managing Partner, Federal City Capital Advisors   Director of New York
Trustee                       Serves until a          (corporate advisory services company) (1997 -     Mortgage Trust
                              successor trustee is    2004 and 2008 - present); Interim Chief           (publicly-traded mortgage
                              elected or earlier      Executive Officer, Oxford Analytica, Inc.         REIT) (2004 - 2009, 2012 -
                              retirement or removal.  (privately held research and consulting company)  present); Director of The
                                                      (2010); Executive Vice President and Chief        Swiss Helvetia Fund, Inc.
                                                      Financial Officer, I-trax, Inc. (publicly traded  (closed-end fund) (2010 -
                                                      health care services company) (2004 - 2007); and  present); Director of
                                                      Executive Vice President and Chief Financial      Oxford Analytica, Inc.
                                                      Officer, Pedestal Inc. (internet-based mortgage   (2008 - present); and
                                                      trading company) (2000 - 2002); Private           Director of Enterprise
                                                      Consultant (1995 - 1997); Managing Director,      Community Investment, Inc.
                                                      Lehman Brothers (1992 - 1995); Executive, The     (privately-held affordable
                                                      World Bank (1979 - 1992)                          housing finance company)
                                                                                                        (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee since 2008.     William Joseph Maier Professor of Political       Trustee, Mellon
(73)                          Serves until a          Economy, Harvard University (1972 - present)      Institutional Funds
Trustee                       successor trustee is                                                      Investment Trust and Mellon
                              elected or earlier                                                        Institutional Funds Master
                              retirement or removal.                                                    Portfolio (oversaw 17
                                                                                                        portfolios in fund complex)
                                                                                                        (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Strategic Income Fund | Annual Report | 9/30/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Trustee since 1999.    Founding Director, Vice-President and Corporate  None
Trustee                       Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee is   firm) (1982 - present); Desautels Faculty of
                              elected or earlier     Management, McGill University (1999 - present);
                              retirement or          and Manager of Research Operations and
                              removal.               Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Trustee since 2017.    Chief Investment Officer, 1199 SEIU Funds        None
Trustee                       (Advisory Trustee      (healthcare workers union pension funds) (2001
                              from 2014 - 2017).     - present); Vice President - International
                              Serves until a         Investments Group, American International
                              successor trustee is   Group, Inc. (insurance company) (1993 - 2001);
                              elected or earlier     Vice President, Corporate Finance and Treasury
                              retirement or          Group, Citibank, N.A. (1980 - 1986 and 1990 -
                              removal.               1993); Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored issuer of
                                                     debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Trustee since 1999.    President and Chief Executive Officer, Newbury   Director of New America High
Trustee                       Serves until a         Piret Company (investment banking firm) (1981 -  Income Fund, Inc.
                              successor trustee is   present)                                         (closed-end investment
                              elected or earlier                                                      company) (2004 - present);
                              retirement or                                                           and Member, Board of
                              removal.                                                                Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Trustee since 2014.    Consultant (investment company services) (2012   None
Trustee                       Serves until a         - present); Executive Vice President, BNY
                              successor trustee is   Mellon (financial and investment company
                              elected or earlier     services) (1969 - 2012); Director, BNY
                              retirement or          International Financing Corp. (financial
                              removal.               services) (2002 - 2012); Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 127

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Trustee since 2017.     Chair, Director, CEO and President of Amundi     None
Trustee, President and        Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       successor trustee is    September 2014); Chair, Director and CEO of
                              elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                              retirement or removal   September 2014); Chair, Director and CEO of
                                                      Amundi Pioneer Distributor, Inc. (since
                                                      September 2014); Chair, Director, CEO and
                                                      President of Amundi Pioneer Institutional Asset
                                                      Management, Inc. (since September 2014);
                                                      Managing Director, Morgan Stanley Investment
                                                      Management (2010 - 2013); Director of
                                                      Institutional Business, CEO of International,
                                                      Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Trustee since 2014.     Director and Executive Vice President (since     None
Trustee                       Serves until a          2008) and Chief Investment Officer, U.S. (since
                              successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                              elected or earlier      Inc.; Executive Vice President and Chief
                              retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                      (since 2008); Executive Vice President of
                                                      Amundi Pioneer Institutional Asset Management,
                                                      Inc. (since 2009); Portfolio Manager of Amundi
                                                      Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

128 Pioneer Strategic Income Fund | Annual Report | 9/30/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)    Since 2010. Serves at  Vice President and Associate General Counsel of   None
Secretary and                 the discretion of the  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer           Board                  Chief Legal Officer of all of the Pioneer Funds
                                                     since June 2010; Assistant Secretary of all of
                                                     the Pioneer Funds from September 2003 to May
                                                     2010; Vice President and Senior Counsel of
                                                     Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary           the discretion of the  December 2006 and Assistant Secretary of all the
                              Board                  Pioneer Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from December 2003
                                                     to November 2006; and Senior Paralegal of Amundi
                                                     Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)             Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary           the discretion of the  and Assistant Secretary of all the Pioneer Funds
                              Board                  since June 2010; Counsel of Amundi Pioneer from
                                                     June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)          Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief           the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial and                 Board                  since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                   Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2000. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer           the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                              Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                              Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)         Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           the discretion of the  Amundi Pioneer since November 2008; Assistant
                              Board                  Treasurer of all of the Pioneer Funds since
                                                     January 2009; Client Service Manager -
                                                     Institutional Investor Services at State Street
                                                     Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 129

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer      the discretion of the  of all the Pioneer Funds since March 2010;
                              Board                  Chief Compliance Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since October
                                                     2005; Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October 2003 to
                                                     October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)          Since 2006. Serves at  Director - Transfer Agency                        None
Anti-Money Laundering         the discretion of the  Compliance of Amundi Pioneer and Anti-Money
Officer                       Board                  Laundering Officer of all the Pioneer Funds
                                                     since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

130 Pioneer Strategic Income Fund | Annual Report | 9/30/17

                          This page is for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/17 131

                          This page is for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19437-11-1117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $74,000
payable to Ernst & Young LLP for the year ended
September 30, 2017 and $93,917 payable to Deloitte & Touche LLP for the year ended September 30, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
September 30, 2017 and $8,778 payable to Deloitte & Touche LLP for the year ended September 30, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,155 payable to Ernst & Young LLP for the year ended
September 30, 2017 and $8,778 to Deloitte & Touche LLP for the year ended September 30, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2017

* Print the name and title of each signing officer under his or her signature.